NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2015 (AS AMENDED JUNE 17, 2015)

Absolute Return Multi-Manager Portfolio
Class S

605 Third Avenue, 2nd Floor, New York, NY 10158-0180 Shareholder Services 800.877.9700 www.nb.com

Absolute Return Multi-Manager Portfolio (the “Fund”) is a mutual fund that offers shares pursuant to a prospectus dated May 1, 2015.
Shares of the Fund are sold to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies (each, a “variable contract”). Shares of the Fund are also offered to certain qualified pension and retirement plans. If you are buying a variable contract or contributing to a qualified plan, you should also read the contract’s or plan’s prospectus, as the case may be.  Individual investors may not purchase shares of the Fund.
The Fund’s prospectus identified above and summary prospectus (together, the “Prospectus”) provide more information about the Fund that an investor should know before investing. You can get a free copy of the Prospectus, and the annual report and/or semi-annual report for the Fund, from Neuberger Berman Management LLC (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling the appropriate number listed above for your share class. You should read the Prospectus and consider the investment objective, risks and fees and expenses of the Fund carefully before investing.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus.  This SAI is not an offer to sell any shares of any class of the Fund.  A written offer can be made only by a Prospectus.
The Fund’s financial statements, the notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.
No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.
The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the Fund name in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved. ©2015 NB Alternative Investment Management LLC. All rights reserved. ©2015

TABLE OF CONTENTS
Page
INVESTMENT INFORMATION	1
Investment Policies and Limitations	1
Cash Management and Temporary Defensive Positions	4
Additional Investment Information	4

PERFORMANCE INFORMATION	72

TRUSTEES AND OFFICERS	73
Information about the Board of Trustees	73
Information about the Officers of the Trust	77

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	88
Investment Manager and Administrator	88
Management and Administration Fees	90
Fund Accounting Agent	91
Contractual Expense Limitations	91
Adviser and Subadvisers	91
Portfolio Manager Information	94
Other Investment Companies or Accounts Managed	97
Codes of Ethics	98
Management and Control of NB Management and NBAIM	99

DISTRIBUTION ARRANGEMENTS	99
Distributor	99
Additional Payments to Financial Intermediaries	99
Distribution Plan	101

ADDITIONAL PURCHASE INFORMATION	102
Share Prices and Net Asset Value	102

ADDITIONAL REDEMPTION INFORMATION	104
Suspension of Redemptions	104
Redemptions in Kind	104

DIVIDENDS AND OTHER DISTRIBUTIONS	105

ADDITIONAL TAX INFORMATION	105

FUND TRANSACTIONS	110
Portfolio Turnover	114
Proxy Voting	115

PORTFOLIO HOLDINGS DISCLOSURE	116

Portfolio Holdings Disclosure Policy	116
Portfolio Holdings Disclosure Procedures	116
Portfolio Holdings Approved Recipients	117

REPORTS TO SHAREHOLDERS	119

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	119

CUSTODIAN AND TRANSFER AGENT	120

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	120

LEGAL COUNSEL	120

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	120

REGISTRATION STATEMENT	121

FINANCIAL STATEMENTS	121

APPENDIX A – Long-Term and Short-Term Debt Securities Rating Descriptions	A-1

APPENDIX B – SUBADVISER PROXY VOTING POLICIES	B-1

INVESTMENT INFORMATION
The Fund is a separate operating series of the Neuberger Berman Advisers Management Trust (“Trust”), a Delaware statutory trust organized on May 23, 1994, that is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company.
The Fund commenced operations on May 1, 2014.
The following information supplements the discussion of the Fund’s investment objective, policies, and limitations in the Prospectus. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:
(1) 67% of the units of beneficial interest (“shares”) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or

(2) a majority of the outstanding shares of the Fund.
These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”
NB Management has delegated day-to-day management of the assets of the Fund to NB Alternative Investment Management LLC (“NBAIM” or “Adviser”), which is responsible for allocating the assets of the Fund to several subadvisers (each a “Subadviser”, collectively the “Subadvisers”).  Throughout this SAI, the term “Manager” refers to NB Management, NBAIM or the Subadvisers, as appropriate.
Investment Policies and Limitations
Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.
The following investment policies and limitations are fundamental:
1. Borrowing.  The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and
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(ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33 1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.
2. Commodities. The Fund may not purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.
3. Diversification. The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”) or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
4. Industry Concentration.  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
5. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities, loans, loan participations or other forms of direct debt instruments or (ii) by engaging in repurchase agreements.
6. Real Estate.  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.
7. Senior Securities.  The Fund may not issue senior securities, except as permitted under the 1940 Act.
8. Underwriting.  The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).
For purposes of the limitation on commodities, the restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby gaining exposure to the investment returns of
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commodities markets within the limitations of the federal income tax requirements, or from investing in commodity-linked derivative instruments.
For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.
For purposes of the Fund’s industry concentration policy, the Fund will not exclude tax-exempt securities that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds (“PABs”)), from the industry concentration policy.
The Fund has the following fundamental investment policy:
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open‑end management investment company having substantially the same investment objective, policies, and limitations as the Fund.
The following investment policies and limitations are non-fundamental:
1. Lending.  Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.
2. Margin Transactions.  The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.
3. Illiquid Securities.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.
4. Investment by a Fund of Funds. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Senior Securities: Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.  The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse
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repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.
Cash Management and Temporary Defensive Positions
For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.  The Fund may also use put options including purchasing puts on security indices and put spreads on indices (i.e., buying and selling an equal number of puts on the same index with differing strike prices or expiration dates) for defensive purposes.  These investments may prevent the Fund from achieving their investment objective.
In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. The Fund may also invest in such instruments to increase liquidity or to provide collateral to be segregated.
Additional Investment Information
The Fund may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations.  However, the Fund may not buy all of the types of securities or use all of the investment techniques described below.  The Fund’s principal investment strategies and the principal risks of the Fund’s principal investment strategies are discussed in the Prospectus.
In reliance on an SEC exemptive order, the Fund may invest in both affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”), (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act and the rules and regulations thereunder.  When the Fund invests in underlying funds, it is indirectly exposed to the investment practices of the underlying funds and, therefore, is subject to all the risks associated with the practices of the underlying funds. This SAI is not an offer to sell shares of any underlying fund. Shares of an underlying fund are sold only through the currently effective prospectus for that underlying fund.  Unless otherwise noted herein, the investment practices and associated risks detailed below also include those to which the Fund indirectly may be exposed through its investment in an underlying fund. Unless otherwise noted herein, any references to
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investments made by the Fund include those that may be made both directly by the Fund and indirectly by the Fund through its investments in underlying funds.
Asset-Backed Securities.  Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.
Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.
Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the
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period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.
Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.
The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.
Banking and Savings Institution Securities.  These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.
A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.
Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
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In response to the 2008 financial turmoil, the U.S. Government is taking a variety of measures to increase the regulation of depository institutions and their holding companies.  On July 21, 2010, the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which significantly impacts the financial services industry, including more stringent regulation of depository institutions and their holding companies.  Federal regulatory agencies are in the process of developing regulations to implement many of the Dodd-Frank Act’s provisions, so the full impact and compliance burden on the operations and profitability of depository institutions and their holding companies is not yet clear and will not likely be clear for years to come.  Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, depository institutions and their holding companies are likely to be subject to significantly increased regulatory and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns because the increased regulation may significantly curtail the operations and profitability of depository institutions and their holding companies.
In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.
Collateralized Loan Obligations.  The Fund also may invest in collateralized loan obligations (“CLOs”), which are another type of asset-backed security.  A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield.  The most senior tranche has the best credit quality and the lowest yield compared to the other tranches.  The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults.  However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws.  Therefore, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act.  CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests.  In addition to the normal
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risks associated with fixed-income securities discussed elsewhere in this SAI and the Fund’s prospectus (such as interest rate risk and credit risk), CLOs carry risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results.  In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments.  Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral.  Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans.  Such CLOs entail the risks of derivative instruments described elsewhere in this SAI.
Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.
Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.  The Fund may also invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.
Commodity-Related Investments.  Although the Fund may not purchase physical commodities or contracts thereon, the Fund may purchase securities backed by physical commodities, including interests in exchange-traded trusts and other similar entities, the value of whose shares relates directly to the value of physical commodities held by the entity.  As an investor in such an entity, the Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.
In addition, the Fund will not qualify as a RIC in any taxable year in which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.    The Fund’s investment in securities backed by, or in ETFs and/or similar entities that invest in, physical commodities, other than shares of a wholly owned Subsidiary (as defined below), generally would produce income that would be subject to this 10% limitation.  See “Additional Tax Information.” To remain within this limitation, the Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that the Fund would be able to satisfy the requirements of the Code to qualify as a RIC.
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Exposure to physical commodities may subject the Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s shares to fall.  No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.  Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Policies and Limitations.  The Fund may not purchase physical commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts, options, foreign currencies or forward contracts, swaps, caps, collars, floors and other financial instruments or from investing in securities of any kind.  However, the Fund may purchase securities backed by physical commodities, including interests in exchange-traded trusts and other similar entities, the value of whose shares relates directly to the value of physical commodities held by the entity.  The Fund does not intend to purchase or sell such investments when doing so would cause it to fail to qualify as a RIC.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.
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The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.
Cybersecurity Risk.  Since the use of technology has become more prevalent in the course of business, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.  Any of these results could have a substantial impact on the Fund. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, net asset value (“NAV”) calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions.  Cybersecurity incidents could cause the Fund or the Fund’s investment adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude.  They may also cause the Fund to violate applicable privacy and other laws. The Fund has established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of the issuers of securities in which the Fund invests or the Fund’s third party service providers (including the Fund’s transfer agent, custodian and, if applicable, unaffiliated sub-advisers).
Direct Debt Instruments including Loans, Loan Assignments, and Loan Participations.  Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities
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responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.
Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.
Policies and Limitations. To the extent direct debt is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.
Loans, Loan Assignments, and Loan Participations. Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.
Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.  The Fund may invest in secured and unsecured loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.
Assignments. When the Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Participation Interests.  The Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan.  In purchasing participation interests,  the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.
In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.  In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.
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In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.
Creditworthiness.  The Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Manager determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.
Ratings.  Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.
Agents.  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.
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If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.  The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.
Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a loan may not always be fully collateralized and can decline significantly in value.
If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.  In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.
Some loans are unsecured.  If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.
Liquidity. Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for loan interests.
Prepayment Risk and Maturity.  Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse effect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate loans can be less sensitive to prepayment risk, but the Fund’s NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.
Restrictive Covenants.  A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free
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cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.
Fees and Expenses.  Purchasers and sellers of loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.
Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.
Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.
Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.
Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived
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creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.
Policies and Limitations. The Fund does not intend to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan.
The Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.
Distressed Securities. The Fund may invest in distressed securities, including loans, bonds and notes may involve a substantial degree of risk.  Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy.
The Fund may invest in issuers of distressed securities that the Manager expects will make an exchange offer or will be the subject of a plan of reorganization that the Fund will receive new securities in return for the distressed securities.  A significant period of time may pass between the time at which the Fund makes its investment in these distressed securities and the time that any exchange offer or plan of reorganization is completed and there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. During this period, it is unlikely that the Fund will receive any interest payments on the distressed securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished.
The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g. , through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.
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In certain periods, there may be little or no liquidity in the markets for distressed securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.
Dollar Rolls.  In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.
Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.
Fixed Income Securities.  Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).
Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.
Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.
Ratings of Fixed Income Securities.  The Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other nationally recognized statistical rating organization (“NRSRO”) (please see the Prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of
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interest because they are often compensated by the same issuers whose securities they rate.  Although the Fund may rely on the ratings of any NRSRO, the Fund refers mainly to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that have been determined by the Manager to be comparable in quality to the rated securities in which the Fund may permissibly invest.
High-quality debt securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.
Investment Grade Debt Securities. Investment grade debt securities are securities that have received from at least one NRSRO that has rated it, a rating in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.
Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade are often considered to be speculative. See the risks described under “Lower-Rated Debt Securities” in this SAI.
Ratings Downgrades. Subsequent to the Fund’s purchase of debt securities, the rating of that issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Fund.
Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.
The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.
Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to
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the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.
There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.
The Fund may invest in securities of any maturity and does not have a target average duration.
Policies and Limitations.  There are no restrictions as to the amount of the Fund’s assets that may be invested in fixed income securities or the ratings of such securities the Fund may acquire or the portion of its assets it may invest in debt securities in a particular ratings category.
Foreign Securities.  The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper.  Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.
The Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back
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to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.
Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.
Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
The Fund may invest in American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.  IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities.  EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency.  Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United
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States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.
Policies and Limitations.  The Fund is not restricted in the amount it may invest in foreign securities including foreign securities denominated in any one foreign currency.
Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.
Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.
Certain risk factors related to emerging market countries include:
Currency fluctuations.  The Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Forward Foreign Currency Transactions.”
Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.
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Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.
While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.
Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.
Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.
Investor information.  The Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may
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not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.
Taxation.  Taxation of dividends received, and capital gains realized, by non-residents on securities issued in emerging market countries varies among those countries, and, in some cases, the applicable tax rate is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures than developed countries, and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
Litigation.  The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.
Fraudulent securities.  Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.
Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.
Fund of Funds Structure.  Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder.  Pursuant to an exemptive order from the SEC, the Fund is permitted to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12 of the 1940 Act subject to the terms and conditions of such order.  Even in the absence of an exemptive order, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.
Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”). Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for “hedging” purposes, meaning that they may be used in an effort to offset a decline in value in the Fund’s other investments, which could
22

result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of the Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to offset against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to offset against changes in prevailing currency exchange rates) or non-hedging purposes.

A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.

The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. The Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions the Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.

Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts
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by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. A futures position is closed out by buying (to close out an earlier sale) or selling (to close out an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.

Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

For purposes of managing cash flow, the Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.

With respect to currency futures, the Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that exchange rates for a particular currency will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

The Fund may invest in commodity-linked futures contracts either directly or through a wholly owned Subsidiary (as defined below). Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold, silver, platinum and palladium; and (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the
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physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with a futures commission merchant or broker in order to initiate the Fund’s futures positions.  Initial margin is the margin deposit made by the Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which the Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of the Fund’s creditworthiness.  In computing its NAV, the Fund will mark to market the value of its open futures positions.  The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.

The Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction.   Thus, the Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as “fellow customer risk.”  Trading on non-U.S.
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exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options may benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, the Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

Many electronic trading facilities that support futures trading are supported by computer-
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based component systems for the order, routing, execution, matching, registration or clearing of trades.  The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Call Options on Securities. The Fund may write (sell) options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which the Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The Fund may write covered and uncovered call options.  A call option is “covered” if the Fund simultaneously holds an equivalent position in the security underlying the option. The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which presents a higher level of risk), but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.  The writing of uncovered call options, at least theoretically, present the potential for an unlimited loss, since it assumes the risk of a theoretically unlimited increase in the market price of the security underlying the option above the exercise price of the option. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligations and the necessary securities may be unavailable for purchase. In addition, the purchase of securities to satisfy the exercise of a call option can cause the price of the underlying securities to rise further, sometimes by a significant amount, thereby exacerbating the loss.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that the Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  The Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.

Put Options on Securities. The Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio
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securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.

General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate
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environment. The premium the Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations. The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices and Other Financial Indices. The Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, the Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.
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Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.

Options on Foreign Currencies. The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as
30

discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Forward Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days in excess of two from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. The Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.

The Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). The Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may enter into forward currency contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Manager believes that the use of foreign currency hedging techniques, including
31

“proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if the Manager is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.  If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward currency contracts may not be traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon
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exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.

Swap Agreements. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently).

Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount.
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Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that the Fund may be unable to sell a swap agreement to a third party at a favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect the Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that the Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require the Fund to post margin on OTC swaps, and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.

Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies), credit default swaps, and commodity-linked swaps. The Fund may also write (sell)
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and purchase options on swaps (swaptions).

Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Among other techniques, the Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. The Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.

Total Return Swaps.  The Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  The Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

TRS agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.  TRS may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If the Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of
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the return (appreciation) on that asset. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect the Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.

Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection. If the Fund sells (writes) a credit default swap, it currently intends to segregate the full notional value of the swap, except if the Fund sells a credit default swap on an index with certain characteristics (i.e., on a broad based index and cash settled) where the Manager believes segregating only the amount out of the money more appropriately represents the Fund’s exposure.

Commodity-Linked Swaps.  Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of
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payments. The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Currency Swaps.  A currency swap involves the exchange by the Fund and another party of the cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. The Fund may enter into currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies).  Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Equity Swaps. Equity swaps are contracts that allow one party to exchange the returns, including any dividend income, on an equity security or group of equity securities for another payment stream.  Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. The Fund may enter into equity swaps. An equity swap may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.   Furthermore, equity swaps may be illiquid and the Fund may be unable to terminate its obligations when desired.  In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.

Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

Contracts for Differences.  The Fund may purchase contracts for differences (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying instrument (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract.  The buyer and
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seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments.  The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

A CFD can be set up to take either a short or long position on the underlying instrument and enables the Fund to potentially capture movements in the share prices of the underlying instrument without the need to own the underlying instrument. By entering into a CFD transaction, the Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly.

As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under security-based swap agreements.

Combined Transactions.  The Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although the Fund will normally enter into combined transactions based on the Manager’s judgment that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.

Regulatory Limitations on Using Futures, Options on Futures, and Swaps. Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Fund, have been able to claim exclusion from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5.  In February 2012, the CFTC adopted substantial amendments to that regulation.  To qualify for an exclusion under the amended regulation, the Fund is permitted to engage in unlimited “bona fide hedging” (as defined by the CFTC), but if the Fund uses commodity interests other than for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of
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non-bona fide hedging commodity interest positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to complying with these de minimis trading limitations, to qualify for an exclusion under the amended regulation, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.
The Fund may be exposed to commodity interests indirectly in excess of the de minimis trading limitations described above. Such exposure may result from the Fund’s investment in other investment vehicles, such as real estate investment trusts, collateralized loan obligations, collateralized debt obligations and other securitization vehicles that may invest directly in commodity interests. These investment vehicles are referred to collectively as “underlying investment vehicles.” The CFTC treats a fund as a commodity pool whether it invests in commodity interests directly or indirectly through its investments in underlying investment vehicles. The CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying investment vehicles to defer registering as a CPO or claiming the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of the calculation of the de minimis trading limitations in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). Such guidance is expected to clarify how to calculate compliance with the de minimis trading limitations given a fund's investments in underlying investment vehicles that may cause the fund to be deemed to be indirectly trading commodity interests. The Manager has filed the required notice to claim this no-action relief with respect to the Fund.  In addition, the Manager has claimed an exclusion (under CFTC Regulation 4.5) from the CPO definition with respect to the Fund.  As a result, at this time the Manager is not required to register as a CPO with respect to the Fund and need not generally comply with the regulatory requirements otherwise applicable to a registered CPO.  Prior to the Deadline, however, the Manager will determine with respect to the Fund whether it must operate as a registered CPO or whether it can rely on an exemption or exclusion from the CPO definition. If the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, then the Manager, in its management of the Fund, will comply with one of the two alternative de minimis trading limitations in that regulation. Complying with the de minimis trading limitations may restrict the Manager's ability to use derivatives as part of the Fund’s investment strategies. Although the Manager believes that it will be able to execute the Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. If the Manager determines that it cannot rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, then the Manager will serve as a registered CPO with respect to the Fund. CPO regulation would increase the regulatory requirements to which the Fund is subject and it is expected that it would increase costs for the Fund.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury Department issued a notice of final determination stating that foreign exchange forwards, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes.  Thus, foreign exchange forwards are not deemed to be commodity interests. Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, the Fund may enter into foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury Department
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determination, foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and antimanipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to the Fund, the Fund will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps.  To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.  Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Regulation 4.5.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid assets.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet redemption requests or other current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.
General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need
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for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.

The Fund’s use of Financial Instruments may be limited by the provisions of the Code, with which it must comply to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.
Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. The Manager intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.
Health Sector Risks.  Health care companies can be adversely affected by, among other things, extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.  They are also sensitive to political trends, actual and perceived, that may presage legislative or regulatory changes. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the health care company’s market value and/or share price.
Biotechnology and related companies can be adversely affected by, among other things, patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies are relatively small and may have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. . Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The stock prices of these companies may be very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.
The impact of recent legislation passed by the U.S. government and other legislation introduced or considered by other governments on any individual health care company or on the health care sector as a whole cannot be predicted. These laws and proposals span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans.
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Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by the Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to the Fund.
Policies and Limitations.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.
Indexed Securities.  The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.
Inflation-Indexed Securities.  Inflation-indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation.  The Fund may invest in inflation-indexed securities issued in any country.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Other issuers pay out of the index based accruals as part of a semiannual coupon.
The Fund may invest in U.S. Treasury securities called U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are backed by the full faith and credit of the U.S. Government.  The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.
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Interest is calculated on the basis of the current adjusted principal value.  The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. However, if the Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.  The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
With regard to U.S. TIPS, because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities.
Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures.  Because the Fund must distribute substantially all of its net investment income (including non-cash income attributable to those principal value increases) and net realized gains to its shareholders each taxable year to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.  See “Additional Tax Information.”
The U.S. Treasury began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.
Investments by Funds of Funds or Other Large Shareholders. The Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs and affect the liquidity of the Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, a large redemption by such an investor could cause actual expenses to
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increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate the Fund’s realization of taxable capital gains if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. A high volume of redemption requests can impact the Fund the same way as the transactions of a single shareholder with substantial investments.
Japanese Investments.
Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. This economic recession was likely compounded by Japan’s massive government debt, the aging and shrinking of the population, an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, large government deficits, and rising unemployment. These issues are some of the major issues facing the Japanese economy. Currency fluctuations and fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Japan. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Japan has recently embarked on a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform; however, the ultimate success of this strategy remains uncertain.
Successful financial sector reform would contribute to Japan’s economic recovery at home and would benefit other economies in Asia. Banks, in particular, may have to reform themselves to become more competitive. Internal conflict over the proper way to reform the banking system continues to exist.
Japan’s workforce is aging and the country has experienced a significant population decline in recent years, which may result in increased costs of the country’s pension and public welfare system and lower domestic demand. This may also make Japan even more dependent on exports to sustain its economy. Japan’s labor market is undergoing structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility.
Japan’s economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese
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exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its primary trading partners. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term. Japan is also heavily dependent on exports and foreign oil. Japan has worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels and by restructuring its industry, with emphasis shifting from basic industries to processing and assembly type industries. However, Japan remains sensitive to fluctuations in commodity prices, and a substantial rise in world oil or commodity prices could have a negative effect on its economy.
Japan has historically had unpredictable national politics and may experience frequent political turnover. Japan’s political relationship with China has become strained, which could adversely affect the Japanese economy and destabilize the region as a whole because China has become an important trading partner of Japan. Japan’s economic prospects may also be affected by the political and military situations of its nearby neighbors. Any escalation of tensions with its nearby neighbors over disputed territorial claims may adversely impact Japan’s trading relationship with its trading partners.
Japan has historically been prone to natural disasters such as earthquakes, tsunamis and tidal waves and is economically sensitive to environmental events. Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and resulted in an appreciable decline in Japan’s economic output. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets.
Leverage.  The Fund may engage in transactions that have the effect of leverage.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in the Fund’s NAV. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of the Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when-issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.
Policies and Limitations.  The Fund may make investments while borrowings are outstanding.  The Fund may borrow money for investment purposes, however, in general, the Fund does not intend to do so.  The Fund also may use leverage to purchase securities needed to
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close out short sales or to obtain the collateral needed to borrow a security in order to effect a short sale of that security.  The Fund may engage in transactions that have the effect of leverage for investment purposes and hedging.
Lower-Rated Debt Securities.  Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer's capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, to the extent the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of a Manager.
During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.
At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.
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The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
See Appendix A for further information about the ratings of debt securities assigned by S&P, Moody’s, and Fitch.
Policies and Limitations.  The Fund has no limitations on the amount of its assets that it can invest in lower-rated debt securities or “junk bonds.”
The Fund considers bonds rated by at least one NRSRO below the fourth highest rating category to be lower-rated debt securities or “junk bonds.”
Master Limited Partnerships.  Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and not subject to federal income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders for federal income tax purposes.  See “Additional Tax Information.” Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.
Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships generally is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.
Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae);
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issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth.  Since the GSEs were placed into conservatorship, they required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  However, including payments after the third quarter of 2014 (of $6.8 billion), the GSEs have repaid $225.5 billion.  Neither GSE has required a draw from the U.S. Treasury since the second quarter of 2012.  Nonetheless, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.

In addition, the future of the GSEs is in serious question as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.  Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission,
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portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios.  In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.
Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.
Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.
Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other
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secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with the Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.
Policies and Limitations.  The Fund may not purchase mortgage-backed securities that, in the Manager’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.
Freddie Mac Collateralized Mortgage Obligations.  Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.
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Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of the interest on any issue of municipal obligations is determined on the basis of an opinion of the issuer’s bond counsel at the time the obligations are issued.

Municipal obligations include “general obligation” securities, which are backed by the full taxing power of the issuing governmental entity, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include PABs, which are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any.  They are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).

The Fund may purchase municipal securities that are fully or partially backed by entities providing credit support such as letters of credit, guarantees, or insurance. The credit quality of the entities that provide such credit support will affect the market values of those securities. The insurance feature of a municipal security guarantees the full and timely payment of interest and principal through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the NAV of the Fund’s shares represented by such an insured obligation.  The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance.  However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.  Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration.  As a result, such losses have moved the rating agencies to re-
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evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers’ continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future.  There are a limited number of providers of insurance for municipal securities and the Fund may have multiple investments covered by one insurer.  Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in share price volatility for the Fund’s shares.
As with other fixed income securities, an increase in interest rates generally will reduce the value of the Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

From time to time, federal legislation has affected the availability of municipal obligations for investment by the Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of the interest on municipal obligations will not be enacted in the future.

In response to the national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are
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consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition, municipal securities backed by revenues from a project or specified assets may be adversely impacted by a municipality’s failure to collect the revenue.
The Internal Revenue Service (“Service”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest the Fund earned on a municipal security was taxable and the issuer thereof failed to overcome that determination, that interest would be deemed taxable, possibly retroactive to the time the Fund purchased the security.

Listed below are different types of municipal obligations:

General Obligation Bonds. A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

Revenue Bonds. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

Most PABs are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.
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Municipal Lease Obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. The Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation” clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to the Fund.

Municipal Notes. Municipal notes include the following:

1.  Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

2.  Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.

3.  Revenue anticipation notes are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.

4.  Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

5.  Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).

6.  Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.
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7.  Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

Participation Interests of Municipal Obligations. The Fund may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. The Fund has the right to sell the participation interest back to the bank, usually after seven days’ notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although no Fund currently   intends to acquire participation interests, the Fund reserves the right to do so in the future.

Purchases with a Standby Commitment to Repurchase. When the Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable “put” option held by the Fund that terminates if the Fund sells the obligations to a third party.

The Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. The Fund’s ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, the Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

Although the Fund currently does not intend to invest in standby commitments, the Fund reserves the right to do so in the future. By enabling the Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows the Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by the Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of the Fund’s investment portfolio.

Residual Interest Bonds. The Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the
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income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond’s rating falls below investment grade.

Yield and Price Characteristics of Municipal Obligations. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of the Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

Natural Disasters and Adverse Weather Conditions.  Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
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Preferred Stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Private Companies and Pre-IPO Investments.  Investments in private companies, including companies that have not yet issued securities publicly in an IPO (“Pre-IPO shares”) involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value.  Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns.  In addition, private companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist).  This could lead to bankruptcy or liquidation of such private company or the dilution or subordination of the Fund’s investment in such private company. Additionally, there is significantly less information available about private companies’ business models, quality of management, earnings growth potential and other criteria used to evaluate their investment prospects and the little public information available about such companies may not be reliable. Because financial reporting obligations for private companies are not as rigorous as public companies, it may be difficult to fully assess the rights and values of certain securities issued by private companies.  The Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable.  Although there is a potential for pre-IPO shares to increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. Moreover, because securities issued by private companies shares are generally not freely or publicly tradable, the Fund may not have the opportunity to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The private companies the Fund may invest in may not ever issue shares in an IPO and a liquid market for their pre-IPO shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity.  The Fund’s investment in a private company’s securities will involve investing in restricted securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.
Real Estate-Related Instruments.  The Fund will not invest directly in real estate, but the Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject the Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.
Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.
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REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.
REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.
Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years and its after effects, including the European sovereign debt and banking crises, have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil. These events and the potential for continuing market turbulence may have an adverse effect on the Fund.
These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. The values of many types of securities, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities, have been reduced. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.
The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.
The election in Greece of a populist government, intent on changing the terms of the nation’s austerity and bail-out plan, has brought to the forefront tensions within the European economic structure that, if not handled skillfully, could result in economic disruption in the eurozone, which could occur abruptly.  If Greece receives significant concessions, populist parties in Spain, Portugal, Italy and France may seek similar concessions, which could affect the holders of those countries’ debt.  If Greece does not receive such concessions and opts to leave the eurozone, the economic consequences could be severe for Greece and harmful to its trading partners and banks and others around the world that hold Greek debt.  The outcome of the current situation cannot be predicted at this time.
Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often
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dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there were rising delinquency rates. These defaults have caused an unexpected degree of losses for holders. Questions have been raised about whether the quality of the underlying mortgages was misrepresented, and suits have been filed against some lenders and “bundlers” of mortgages. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.
Some financial institutions and other enterprises may have large exposure to certain types of securities of uncertain quality, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy eroded the tax bases of some state and local governments in recent years, as well as their access to the credit markets. This put downward pressure on the value of some municipal securities. Some traditional insurers of municipal securities also experienced financial stress.
The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.  In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the 2013 federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
The situation in the financial markets resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In the U.S., the Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that has continued to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation, some in ways that are still unforeseeable. Full compliance with some of the implementing regulations is not yet required. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.
The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination from certain U.S. federal securities regulations, including those under the 1940 Act, references to or requirements to rely on credit ratings issued
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by nationally recognized statistical rating organizations. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing also entails the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. Margin requirements for cleared derivatives will be imposed by clearing organizations and for uncleared derivatives by regulators. Acceptable collateral for these purposes will be limited to high-quality, highly liquid instruments, some of which may be credited at less than current market value when posted as margin. In addition, even the long-term sovereign credit rating of the U.S. has been downgraded in recent years. These factors could lead to an increasing scarcity of acceptable collateral to post as margin for derivatives, which has the potential to increase the cost of entering into certain derivative transactions.
The regulators that have been charged with the primary responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. In 2012, the CFTC adopted a revision to one of its rules that either restricts the use of derivatives by a 1940 Act fund (see “Regulatory Limitations on Using Futures, Options on Futures, and Swaps”) or requires the fund’s adviser to register as a commodity pool operator. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be, or the extent to which it might limit the use of derivatives by 1940 Act funds.
Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.
Repurchase Agreements.  In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or also from a foreign bank or from a U.S. branch or agency of a foreign bank or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers.  If the Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.
Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or
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exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.
Restricted Securities and Rule 144A Securities.  The Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, will determine whether investments in Rule 144A securities are liquid or illiquid.
Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act.  In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.
Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.
Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.  The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.
Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse
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repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.
Risks of Reliance on Computer Programs or Codes.  Many processes used in Fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by a Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect the Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds, like the Fund, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the fund’s assets.
While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Fund has limited insight into the computer programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.
Securities Loans.  The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  The Fund does not have the right to vote on securities while they are on loan.  However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund may loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also may loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.  The Fund may also loan securities through other third parties not affiliated with Neuberger Berman who would act as agent to lend securities to principal borrowers.
Policies and Limitations.  The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other
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institutional investors. The Fund has authorized J.P. Morgan Worldwide Securities Services (“JP Morgan Securities) to effect loans of available securities with entities on J.P. Morgan Securities approved list of borrowers, which may include JP Morgan Securities and its affiliates.  The Fund may obtain a list of these approved borrowers. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See the “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.
Securities of ETFs and Other Exchange-Traded Investment Vehicles.  The Fund may invest in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs. See “Securities of Other Investment Companies.”
Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.
The Fund may effect short sales of exchange-traded investment vehicles and may also purchase and sell options on shares of exchange-traded investment vehicles.  If the Fund effects a short sale of an exchange-traded investment vehicle, it may take long positions in individual securities held by the exchange-traded investment vehicle to limit the potential loss in the event of an increase in the market price of the exchange-traded investment vehicle sold short.
Securities of Other Investment Companies.  As indicated above, investments by the Fund in shares of other investment companies are subject to the limitations of the 1940 Act and
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the rules and regulations thereunder.  However, pursuant to an exemptive order from the SEC, the Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder subject to the terms and conditions of the order. The Fund may invest in the securities of other investment companies, including open-end management companies and closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies. Such an investment may be the most practical or only manner in which the Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment. When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant.  An investment in the securities of certain types of investment companies, such as closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuers' portfolio securities.
Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.
Policies and Limitations.  For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Manager or an affiliate, under specified conditions.  See “Cash Management and Temporary Defensive Positions.”
Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.  In addition, a Fund may exceed these limits when investing in shares of certain other investment companies, subject to the terms and conditions of an exemptive order from the SEC.
The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.
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Short Sales.   The Fund may use short sales in an attempt to realize gain or for hedging purposes. To effect a short sale, the Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.
The Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.
The Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.
The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.
When the Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, the Fund may need to maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions).  The Fund may also utilize borrowings or the collateral obtained from securities lending for this purpose, which would increase the leveraging effect of this transaction.
Policies and Limitations. The Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.
Stripped Mortgage Backed Securities (SMBS).  SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class),
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while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investments in illiquid securities.
Stripped Securities.  Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.
Structured Notes.  The Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.
Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs.
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Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.
Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, occupation of Iraq and Afghanistan by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.
U.S. Government and Agency Securities.  “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities,” above.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and
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interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

Utilities Sector Risks.  Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.

There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs or may not occur at all. This will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable.

Variable or Floating Rate Securities; Demand and Put Features.  Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a
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particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.
Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. In purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.
Warrants and Rights.  Warrants and rights may be acquired by the Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
When-Issued and Delayed-Delivery Securities and Forward Commitments.  The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
When-issued and delayed-delivery purchases and forward commitment transactions enable the Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of
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rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that a counterparty may fail to complete the purchase or sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.
The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.
When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.
Policies and Limitations.  The Fund will purchase securities on a when-issued or delayed-delivery basis, or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.
The Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.
When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a
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segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed-delivery purchases and forward commitment transactions.
Wholly Owned Subsidiary.  As described in the Prospectus, the Fund may invest in a wholly owned subsidiary organized as an exempted company with limited liability under the laws of the Cayman Islands (“Subsidiary”) if a subadviser is selected for a related strategy.  If the Fund were to invest in a Subsidiary, the following would apply. The Fund would invest in the Subsidiary to indirectly gain exposure to the commodities markets within the limitations of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) applicable to RICs. The Fund would be able to maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year. The Fund would be the sole shareholder of the Subsidiary, and shares of the Subsidiary would not be sold or offered to other investors.  The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps, and options) would be expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary would also be able to invest in money market funds, fixed income securities, and other instruments that might serve as collateral for its commodity-linked positions and might hold cash or cash equivalents.
The commodity-related investments of the Subsidiary would not generally be subject to U.S. laws (including securities laws) and their protections. Further, they would be subject to the laws of a foreign jurisdiction, which could be adversely affected by developments in that jurisdiction.
The Subsidiary would be overseen by its own board of directors.  While the Subsidiary could be considered similar to an investment company, it would not be registered under the 1940 Act and, except as noted in the Prospectus or this SAI, would not be subject to all of the investor protection requirements of the 1940 Act and other U.S. statutes and regulations.  Consequently, the Fund, as the sole shareholder of the Subsidiary, would not have all of the protections afforded to investors in registered mutual funds. However, the Subsidiary would be wholly owned and controlled by the Fund, and the Fund Trustees would maintain oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by the Fund. Furthermore, NB Management would be responsible for the Subsidiary’s day-to-day business pursuant to an Investment Management Agreement between them. Therefore, the Fund’s ownership and control of the Subsidiary would make it unlikely that the Subsidiary would take any action contrary to the interests of the Fund or its shareholders. Under the Investment Management Agreement with the Subsidiary, NB Management would provide the Subsidiary with the same type of management services, under similar terms, as are provided to the Fund. NB Management would engage NBAIM as investment adviser of the Subsidiary to choose the Subsidiary’s investments and handle its day-to-day business. NBAIM also could engage subadvisers to choose the Subsidiary’s investments. The Subsidiary also would contract with service providers to provide custody and other services to it.
In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, NB Management would treat the assets of the Subsidiary as if the assets were held directly by the Fund. NB Management also would treat the assets of the
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Subsidiary as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.
The Subsidiary would pay NB Management for the investment management services it would receive.  The Subsidiary also would bear other fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.
The financial information of the Subsidiary would be consolidated into the Fund’s financial statements, contained within the Fund’s Annual and Semiannual Reports provided to its shareholders. Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary would be organized), could prevent the Fund and/or the Subsidiary from operating as described in the Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands has undertaken not to impose certain taxes on the Subsidiary, including any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax. If the Subsidiary’s exemption from those taxes were revoked, thus requiring it to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
By investing in the Subsidiary, the Fund would be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments that may be held by the Subsidiary would provide exposure similar to that held by the Fund and would be subject to the same risks that apply to similar investments held directly by the Fund.
Zero Coupon Securities . The Fund may invest in zero coupon securities.  These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.
Zero coupon and step coupon securities are redeemed at face value when they mature.  OID must be included in the Fund’s gross income ratably prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net investment income (including non-cash income attributable to OID) and net realized gains to its shareholders each taxable year to qualify for treatment as a RIC and to minimize or avoid payment of federal income tax, it may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirement. See “Additional Tax Information .”
The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.
PERFORMANCE INFORMATION
The Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an
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investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.
TRUSTEES AND OFFICERS
The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management. A Fund Trustee who is not an “interested person” of NB Management (including its affiliates) or the Trust is deemed to be an independent Fund Trustee (“Independent Fund Trustee”).
Information about the Board of Trustees
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	61
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc.  (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	61
Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper,  2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	61
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	61
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee (3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (“NBFI”), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			61
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member, Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger Berman, since 2007; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008; Managing Director, NBFI, since 2009.	61	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

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(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)	Pursuant to the Trust’s Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
*	Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of NB Management and/or its affiliates.
Information about the Officers of the Trust
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, NB Management since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NB Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008;  formerly, Vice President, NB Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Employee, NB Management, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NB Management acts as
investment manager and administrator (ten since
2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Employee, NB Management, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NB Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Managing Director, Neuberger Berman, since 2014; Vice President, NB Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999;  formerly, Employee, NB Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013).

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Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; formerly, Vice President, Neuberger Berman, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

____________________
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)	Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
The Board of Trustees
The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of the
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Fund and reviews and approves the Fund’s investment advisory and subadvisory contracts and other principal contracts.
The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.
Additional Information About Fund Trustees
In choosing each Fund Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, their demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each fund of the Trust, their investment manager, subadvisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.
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Independent Fund Trustees
Faith Colish:  Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws.  She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization.  She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program.  She has served as a Fund Trustee for multiple years.
Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.

Howard A. Mileaf:  Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company.  He has accounting and management experience at a major accounting firm.  He has served as a member of the boards of various profit and not-for-profit organizations.  He has served as a Fund Trustee for multiple years.
George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served on the board of another mutual fund complex.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.
Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.
Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.
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Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He has served as a Fund Trustee for multiple years.
Fund Trustees who are “Interested Persons”
Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.
Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.
Information About Committees

The Board has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board are described below.
Audit Committee. The Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board; (f) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (g) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; and (h) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available. Its members are Howard A. Mileaf, George W. Morriss (Chair), Candace L. Straight (Vice Chair), and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal period ended December 31, 2014, the Committee met eight times.
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Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to approve or renew the Trust’s principal contractual arrangements and Rule 12b-1 plans.  Prior to March 25, 2015, the Committee also generally oversaw the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; effective March 25, 2015, the Ethics and Compliance Committee has assumed this responsibility.  Its members are Faith Colish, Martha C. Goss (Vice Chair), and Candace L. Straight (Chair). All members are Independent Fund Trustees. During the fiscal year ended December 31, 2014, the Committee met four times.
Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) the activities of the Trust’s Chief Compliance Officer (“CCO”); (d) the activities of management personnel responsible for identifying, prioritizing, and managing compliance risks and operational risk; (e) the adequacy and fairness of the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which the Fund deals with the manager or any affiliate of the manager as principal or agent; and (f) effective March 25, 2015, the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Faith Colish (Chair), Michael M. Knetter (Vice Chair), and Tom D. Seip. All members are Independent Fund Trustees. During the fiscal year ended December 31, 2014, the Committee met five times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management, Neuberger Berman and NBFI.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are Faith Colish, Robert Conti (Vice Chair), Martha C. Goss, Michael M. Knetter, George W. Morriss, Tom D. Seip (Chair), Candace L. Straight, and Peter P. Trapp. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal period ended December 31, 2014, the Committee did not meet.
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Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers (except the CCO) as to whom the Board is charged with approving compensation. Its members are Martha C. Goss (Chair), Michael M. Knetter, Howard A. Mileaf (Vice Chair), and Tom D. Seip. All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Advisers Management Trust, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal period ended December 31, 2014, the Committee did not meet.
Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Each Fund Trustee is a member of the Committee. Michael M. Knetter and Peter P. Trapp are the Chair and Vice Chair, respectively, of the Committee. All members except for Mr. Amato and Mr. Conti are Independent Fund Trustees.  During the fiscal period ended December 31, 2014, the Committee met four times.
Risk Management Oversight
As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s administration and operations.  The Board views risk management as an important responsibility of management.
The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Fund’s investment manager, the Fund’s sub-adviser and the affiliates of the investment manager and the sub-adviser, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  In addition, under the overall supervision of the Board, the Fund’s investment manager is responsible for management of unaffiliated subadvisers, including risk management.  The appropriate Board committees have pursued with management how it will manage the risks inherent in the multi-manager structure and how it will evaluate and oversee the risk management processes of each subadviser.
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The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Fund’s independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.
The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.
Compensation and Indemnification
The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.
Effective January 1, 2015, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NB Management or its affiliates receives an annual retainer of $140,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each receives $20,000 per year and each Chair of the other Committees receives $15,000 per year.  No additional compensation is provided for service on a Board committee.  The Chair of the Board who is also an Independent
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Fund Trustee receives an additional $50,000 per year.
Prior to January 1, 2015, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and each Fund Trustee who is an “interested person” of the Trust who is not an employee of NB Management or its affiliates received an annual retainer of $125,000, paid quarterly, and a fee of $12,500 for each of the four regularly scheduled meetings he or she attended in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee received $12,500 per year.  No additional compensation was provided for service on a Board committee.  The Chair who is also an Independent Fund Trustee received an additional $45,000 per year.
The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board finds reasonable.
The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.
TABLE OF COMPENSATION
FOR FISCAL PERIOD ENDED 12/31/2014
Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees

Independent Fund Trustees
Faith Colish Trustee	$38,776	$200,000
Martha C. Goss Trustee	$38,776	$200,000
Michael M. Knetter Trustee	$38,776	$200,000
Howard A. Mileaf Trustee	$38,776	$187,500
George W. Morriss Trustee	$38,776	$200,000
Tom D. Seip Chairman of the Board and Trustee	$45,062	$232,500

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Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Candace L. Straight Trustee	$38,776	$200,000
Peter P. Trapp Trustee	$38,776	$200,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0

Ownership of Equity Securities by the Fund Trustees
On April 1, 2015, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of the Fund.
The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in the Trust and in all the funds in the fund family overseen by the Fund Trustee as of December 31, 2014. None of the Fund Trustees own securities in the Trust because they are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts or through certain qualified pension and retirement plans.
Name of Fund Trustee	Dollar Range of Equity Securities in Neuberger Berman Advisers Management Trust	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
Faith Colish	A	E
Martha C. Goss	A	E
Michael M. Knetter	A	E
Howard A. Mileaf	A	E
George W. Morriss	A	E
Tom D. Seip	A	E
Candace L. Straight	A	E

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Name of Fund Trustee	Dollar Range of Equity Securities in Neuberger Berman Advisers Management Trust	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
Peter P. Trapp	A	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A	E
Robert Conti	A	E
 * Valuation as of December 31, 2014.
A = None  B = $1-$10,000  C = $10,001 - $50,000  D = $50,001-$100,000  E = over $100,000
Independent Fund Trustees Ownership of Securities
No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
Investment Manager and Administrator
NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated May 1, 2015 (“Management Agreement”).
The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.
NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust.  See “Trustees and Officers.”  The Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.
NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to an administration agreement with the Trust for Class S dated December 29, 2010 (“Administration Agreement”). For such administrative services, Class S of the Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.
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The services provided by NB Management under the Management Agreement and Administration Agreement include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services.  These services also include, among other things: (i) coordinating and overseeing all matters relating to the operation of the Fund, including overseeing the shareholder servicing agent, custodian, accounting services agent, independent auditors, legal counsel and other agents and contractors engaged by the Fund; (ii) assuring that all financial, accounting and other records required to be prepared and preserved by the Fund are prepared and preserved by it or on its behalf in accordance with applicable laws and regulations; (iii) assisting in the preparation of all periodic reports by the Fund to shareholders; (iv) assisting in the preparation of all reports and filings required to maintain the registration and qualification of the Fund and its shares, or to meet other regulatory or tax requirements applicable to the Fund under federal and state securities and tax laws; and (v) furnishing such office space, office equipment and office facilities as are adequate for the needs of the Fund.
NB Management also plays an active role in the daily pricing of fund shares, provides information to the Board necessary to its oversight of certain valuation functions, and annually conducts due diligence on the outside independent pricing services.  NB Management prepares reports and other materials necessary and appropriate for the Board’s ongoing oversight of the Fund and its service providers; prepares an extensive report in connection with the Board’s annual review of the Management Agreement, Advisory Agreement, Distribution Agreement and Rule 12b-1 Plan; gathers materials from the Subadvisers in connection with the Board’s annual consideration of the Subadvisory Agreements and synthesizes that material into reports for the Board; and monitors the Subadvisers’ compliance programs and codes of ethics as they relate to the Fund. NB Management engages NBAIM as investment adviser to choose the Fund’s investments and handle its day-to-day business, including the oversight of the Subadvisers’ investment activities.  See “Adviser and Subadvisers” below.
Under the Administration Agreement, NB Management also provides to Class S and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.
The Management Agreement continues until October 31, 2015. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund. Each Administration Agreement continues until October 31, 2015. Each
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Administration Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.
The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days’ written notice either by the Trust or by NB Management. Each Agreement terminates automatically if it is assigned.
From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate NAV of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.
Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.
Management and Administration Fees
For investment management services, the Fund pays NB Management a fee at the annual rate of 1.700% of the first $250 million of the Fund’s average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion.
For administrative services, Class S of the Fund pays NB Management a fee at the annual rate of 0.30% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Fund Trustees on actual expenses. With the Fund’s consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services.  (A portion of this compensation may be derived from the Rule 12b-1 fee paid to NB Management by Class S of the Fund; see “Distribution Arrangements,” below.)
During the fiscal period ended December 31, 2014, the Fund accrued management and administration fees as follows.
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Fund	Management and Administration Fees Accrued for Fiscal Years Ended December 31
2014
Absolute Return Multi-Manager Portfolio	$97,696*

*Period from May 1, 2014 (Commencement of Operations) to December 31, 2014.
Fund Accounting Agent
 JP Morgan Chase Bank, N.A. (“JPM”), One Beacon Street, Boston, Massachusetts 02108, acts as fund accounting agent to the Fund pursuant to a fund accounting services agreement, which includes, among other things, the preparation and maintenance of accounting records and the calculation of NAV.

Contractual Expense Limitations
NB Management has contractually undertaken, during the respective period noted below, to waive fees and/or reimburse annual operating expenses of Class S of the Fund so that its total operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below.
The Fund has agreed to repay NB Management out of assets attributable to its each of its respective Classes for any fees waived by NB Management under the expense limitation or any Operating Expenses NB Management reimburses in excess of the expense limitation, provided that the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NB Management, whichever is lower. Any such repayment must be made within three years after the year in which NB Management incurred the expense.
The appropriateness of these undertakings is determined on a Class-by-Class basis.
Fund	Class	Limitation Period	Expense Limitation
Absolute Return Multi-Manager Portfolio	S	12/31/2018	2.40%

NB Management reimbursed the following amount of expenses pursuant to the Fund’s contractual arrangement:
	Expenses Reimbursed for Fiscal Periods Ended December 31,
Fund	Class	2014
Absolute Return Multi-Manager Portfolio	S	$316,564*
*Period from May 1, 2014 (Commencement of Operations) to December 31, 2014.
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Adviser and Subadvisers

NB Management retains NBAIM, 605 Third Avenue 22nd Floor, New York, NY 10158, as investment adviser with respect to the Fund pursuant to an advisory agreement dated May 1, 2014 (“Advisory Agreement”).
Pursuant to the Advisory Agreement, NB Management has delegated responsibility for the Fund’s day-to-day investment management to NBAIM. The Advisory Agreement provides in substance that NBAIM will develop a continuous investment program for the Fund’s assets; select, oversee and monitor the Subadvisers (including determining the amount of the Fund’s assets to allocate to each Subadviser) to carry out that program; make and implement investment decisions for the Fund in its discretion; and provide on-going research and analysis regarding investment strategies used and that may be used by the Fund.  The Advisory Agreement permits NBAIM to effect securities transactions on behalf of the Fund through associated persons of NBAIM.  The Advisory Agreement also specifically permits NBAIM to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.
  Pursuant to its responsibilities under the Advisory Agreement, NBAIM has adopted Subadviser Oversight Policies and Procedures, which include, among other items, monitoring each Subadviser’s investment performance; monitoring each Subadviser’s investment activities to determine whether those activities are consistent with the Fund’s investment objectives, limitations and restrictions; monitoring each Subadviser’s compliance program  as it relates to the Fund; and monitoring other operational aspects of the Fund involving the Subadvisers.  In addition, NBAIM also performs due diligence reviews of each Subadviser on an annual basis.  NBAIM also selects new Subadvisers for the Fund based upon NBAIM’s ongoing analysis of the Fund’s needs and opportunities and a comprehensive review of multiple potential Subadvisers.
The Advisory Agreement continues until October 31, 2015 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by NBAIM on not less than 30 nor more than 60 days’ prior written notice. The Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.
NB Management and NBAIM retain the following Subadvisers with respect to the Fund pursuant to separate subadvisory agreements with each Subadviser (“Subadvisory Agreements”).  The fee paid to each Subadviser by NB Management is governed by its respective Subadvisory Agreement. Information relating to individual Subadvisers has been provided by that Subadviser.
Blue Jay Capital Management, LLC (“Blue Jay”), located at 2121 Avenue of the Stars, Suite 2420, Los Angeles, California, 90067, manages the assets allocated to the health care equity long/short strategy. Blue Jay is majority owned by Paul Sinclair.
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Cloud Gate Capital LLC (“Cloud Gate”), located at 900 North Michigan Avenue, Suite 1600, Chicago, Illinois 60611, manages the assets allocated to the equity long/short strategy.  Cloud Gate is owned by David Heller, Brian Newman, Jeff Knupp and LAMB Partners.
Cramer Rosenthal McGlynn, LLC (“Cramer Rosenthal McGlynn”) located at 520 Madison Avenue, 20th Floor, New York, NY 10022, manages the assets allocated to the global long/short equity strategy.  Wilmington Trust Investments, Inc. has a controlling interest in Cramer Rosenthal McGlynn.
GAMCO Asset Management Inc. (“Gabelli”) located at One Corporate Center, Rye, NY 10580, manages the assets allocated to the merger arbitrage strategy.  Gabelli is a subsidiary of GAMCO Investors, Inc., which is indirectly majority owned by Mario J. Gabelli.
Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, NY 10112, manages assets allocated to the global equity long/short strategy. Lazard is a wholly-owned subsidiary of Lazard Freres & Co., LLC.

Levin Capital Strategies, LP (“Levin Capital Strategies”) located at 595 Madison Avenue, 17th Floor, New York, NY 10022, manages the assets allocated to the event driven strategy.  John A. Levin, through his General Partnership interest, controls Levin Capital Strategies, LP.
SLS Management, LLC (“SLS Management”), located at 140 West 57th Street, 7th Floor New York, NY 10019, manages assets allocated to the equity restructurings long/short strategy. SLS Management is wholly owned by Scott Swid.

Sound Point Capital Management, L.P. (“Sound Point Capital”) located at 375 Park Avenue, 25th Floor, New York, NY 10152 manages the assets allocated to the distressed and event driven credit strategy.  Sound Point Capital is wholly owned by Stephen Ketchum and five senior principals of Stone Point Capital, LLC.

Visium Asset Management, LP (“Visium Asset Management”) located at 888 Seventh Avenue, Floor 22, New York, NY 10019 manages the assets allocated to the event driven strategy.  Visium Asset Management is controlled by JG Asset, LLC.  Jacob Gottlieb owns 94.05% of the limited partnership interests in Visium Asset Management. Jacob Gottlieb is the managing member of JG Asset, LLC; he owns 95% of the ownership interests of this entity.
Pursuant to the Subadvisory Agreements, the Subadvisers have been delegated responsibility for the day-to-day management of the assets of the Fund allocated to such Subadviser. Each Subadvisory Agreement provides in substance that the Subadviser will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets allocated to such Subadviser.  The Subadvisory Agreements permit each Subadviser to effect securities transactions on behalf of the Fund through associated persons of the Subadviser.  The Subadvisory Agreements also specifically permit the Subadvisers to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.
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Each Subadvisory Agreement continues with respect to the Fund until October 31, 2015, and is renewable from year to year thereafter, subject to approval of its continuance in the same manner as the Management Agreement.  Each Subadvisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees, or by a 1940 Act majority vote of the outstanding shares of the Fund, by NB Management or by NBAIM on not less than 30 nor more than 60 days’ prior written notice to the Fund.  A Subadviser is permitted to terminate its Subadvisory Agreement on either 60 days' or 120 days' prior written notice to the Fund, NB Management, and NBAIM. Each Subadvisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.
During the fiscal period ended December 31, 2014 the aggregate amount of subadvisory fees paid to the Subadvisers for the Fund was $47,850.  During the fiscal period ended December 31, 2014, the aggregate amount paid by the Manager to the Subadvisers as a percentage of average net assets was 0.98%.  There is no data available for 2013 and 2012 because the Fund had not yet commenced operations.
Portfolio Manager Information
The table below lists the Portfolio Managers of the Fund.
Portfolio Manager	Fund Managed
David Kupperman	Absolute Return Multi-Manager Portfolio
Jeff Majit	Absolute Return Multi-Manager Portfolio

Accounts Managed
The table below describes the accounts for which the Portfolio Managers have day-to-day management responsibility as of December 31, 2014.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

David Kupperman***

Registered Investment Companies*	3	1,644	-	-

Other Pooled Investment Vehicles	13	953	8	611

Other Accounts**	12	1,453	7	1,221

Jeff Majit***

Registered Investment Companies*	3	1,644	-	-

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Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Other Pooled Investment Vehicles	13	953	8	611

Other Accounts**	12	1,453	7	1,221

*Registered Investment Companies include all funds managed by the Portfolio Manager, including the Fund.
**Other Accounts include: Institutional Separate Accounts, Subadvised Accounts, and Managed Accounts (WRAP Accounts).
*** A portion of certain accounts may be managed by other Portfolio Managers; however, the total assets of such accounts are included above even though the Portfolio Manager listed is not involved in the day-to-day management of the entire account.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager of NB Management, NBAIM or a Subadviser has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if the Manager and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the funds or accounts for which the Portfolio Manager is responsible.

NB Management, NBAIM, each of the Subadvisers and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Each Subadviser may manage other accounts that have similar investment objectives or strategies, including some that have performance-based fees. Portfolio managers of each of the
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Subadvisers who manage other investment accounts, including in some instances proprietary or personal accounts, in addition to the Fund may be presented with the potential conflicts.

Any material conflicts of interest which may arise in connection with a Subadviser’s management of the Fund’s investments and the management of the investments of other accounts are addressed primarily through each Subadviser’s allocation policies. The Subadvisers attempt to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account.

Compensation of Portfolio Managers
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (generally senior management and investment professionals, including most of the senior Portfolio Managers on the mutual fund teams) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. Most equity issuances are subject to vesting.

Contingent Compensation.  Certain employees (generally those with a total compensation of greater than $500,000, determined annually) may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”).  Under the CCP, up to 25% of a participant’s compensation is contingent and subject to vesting. For Portfolio Managers, contingent amounts under the CCP are held in a notional account in the team’s strategy and a portion may also be held in the Neuberger Berman Portfolio, which is a portfolio of the investment strategies we
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manage across the firm. Currently, certain CCP participants may also elect to have a portion of their contingent compensation delivered in the form of equity. Subject to continued employment at the firm and other conditions, a participant’s contingent compensation vests in equal amounts over three years.

Restrictive Covenants.  All employees who have received equity and most other investment professionals and senior managers are subject to notice periods and restrictive covenants which include non-solicit restrictions. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund, as of December 31, 2014.  Beneficial ownership includes a Portfolio Manager’s direct investments, including through 401(k) plans; investments by immediate family members; and amounts invested through contingent compensation plans.  None of the Portfolio Managers own Fund shares because Fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts or through certain qualified pension and retirement plans.
Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Owned in the Fund
David Kupperman	Absolute Return Multi-Manager Portfolio	A
Jeff Majit	Absolute Return Multi-Manager Portfolio	A
A = None; B = $1-$10,000; C = $10,001 - $50,000; D =$50,001-$100,000; E = $100,001-$500,000;         F = $500,001-$1,000,000; G = Over $1,000,001
Other Investment Companies or Accounts Managed
The investment decisions concerning the Fund and the other registered investment companies managed by NB Management and NBAIM (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management and NBAIM have varied from one another in the past and are likely to vary in the future. In addition, NB Management or its affiliates may manage one or more Other NB Funds or other accounts with similar investment objectives and strategies as the Fund that may have risks that are greater or less than the Fund.
There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by NB Management, NBAIM or a Subadviser, respectively, are contemporaneously engaged in purchasing or selling the same securities from or to third parties.
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When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations.  The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the Fund and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees and NB Management that the desirability of the Fund having its advisory arrangements with NB Management, NBAIM or a subadviser outweighs any disadvantages that may result from contemporaneous transactions.
The Fund is subject to certain limitations imposed on all advisory clients of NBAIM or a Subadviser, respectively (including the Fund, the Other NB Funds, and other managed funds or accounts) and personnel of NBAIM or a Subadviser, respectively, and their affiliates. These may include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management, NBAIM or a Subadviser that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.
Codes of Ethics
The Fund, NB Management, NBAIM and each Subadviser have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund that they manage. The Fund’s Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the funds. Text-only versions of each Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
Management and Control of NB Management and NBAIM
NB Management and NBAIM are indirect subsidiaries of NBG.  The directors, officers and/or employees of NB Management who are deemed “control persons,” all of whom have offices at the same address as NB Management, are: Joseph Amato and Robert Conti. Mr. Amato is a Fund Trustee of the Trust and Mr. Conti is both a Fund Trustee and an officer of the Trust.  The directors, officers and/or employees of NBAIM who are deemed “control persons,” all of whom have offices at the same address as NBAIM, are: Anthony Tutrone and Eric Weinstein.
The majority of NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”).  NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.
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DISTRIBUTION ARRANGEMENTS
The Fund offers one class of shares designated as Class S shares.
Distributor
NB Management serves as the distributor (“Distributor”) in connection with the offering of the Fund’s shares.  Class S shares are sold with a 0.25% distribution (12b-1) fee.
In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund’s shares and bears all advertising and promotion expenses incurred in the sale of the Fund’s shares. Shares of the Fund are continuously offered to variable annuity contracts or variable life insurance policies issued by participating insurance companies.
The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution and Shareholder Services Agreement with respect to Class S (“Distribution Agreement”). The Distribution Agreement continues until October 31, 2015. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.
Additional Payments to Financial Intermediaries
NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares.
Such payments (often referred to as revenue sharing payments) are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences.  NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.
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In addition, NB Management may pay for: placing the Fund on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.
The level of such payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.
Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.
In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.
NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.
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Distribution Plan
The Fund is subject to a Distribution and Shareholder Services Plan (the “Plan”). The Plan provides that the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Class S shares, and ongoing services to Class S investors in the Fund. Under the Plan, NB Management receives from the Fund a fee at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class S shares (without regard to expenses incurred by Class S shares). NB Management may pay up to the full amount of this fee to third parties that make available Fund shares and/or provide services to the Fund and its Class S shareholders. The fee paid to a third party is based on the level of such services provided. Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.

Services may include, among other things: teleservicing support in connection with the Fund; delivery and responding to inquires with regard to Fund prospectuses and/or SAIs, reports, notices, proxies and proxy statements and other information respecting the Fund (but not including services paid for by the Trust such as printing and mailing); facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of Trust shareholders; maintenance of Variable Contract records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust, or its transfer agent as may be reasonably requested; provision of support services including providing information about the Trust and its funds and answering questions concerning the Trust and its funds, including questions respecting Variable Contract owners’ interests in one or more funds; provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Trust including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and  preauthorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.

The table below sets forth the amount of fees accrued for the Fund and Class indicated below:

Fund and Class	2014
Absolute Return Multi-Manager - Class S	$12,212*
*Period from May 1, 2014 (Commencement of Operations) to December 31, 2014.

The Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by the Fund and the purposes for which such expenditures were made.

Prior to approving the Plan, the Fund Trustees considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will
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benefit the Fund and its shareholders. To the extent the Plan allows the Fund to penetrate markets to which they would not otherwise have access, the Plan may result in additional sales of
Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by institutions with which shareholders have an existing relationship.

The Plan continues from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any class of the Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. The Plan is terminable with respect to a class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

From time to time, the Fund may be closed to new investors.  Because the Plan for Class S shares of the Fund pays for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.
ADDITIONAL PURCHASE INFORMATION
Share Prices and Net Asset Value
The Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent.
The Fund calculates its NAV as of the close of regular trading on the NYSE (usually 4 p.m. Eastern time) each day the NYSE is open. Because the value of the Fund's portfolio securities changes every business day, its share price usually changes as well.
The Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities and other instruments. Valuations of debt securities and other instruments (other than short-term securities) provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value.
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The Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including options and securities issued by ETFs). The independent pricing service values equity portfolio securities (including options and securities issued by ETFs) listed on the NYSE, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security or other instrument on a particular day, the independent pricing service may value the security or other instrument based on market quotations.
NB Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
If a valuation for a security is not available from an independent pricing service or if NB Management believes in good-faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods the Board of Trustees has approved in the good faith belief that the resulting valuation will reflect the fair value of the security. The Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.
The value of the Fund's investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.
If, after the close of the principal market on which a security is traded and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.
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The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities.  In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.  The Board has approved the use of Interactive to evaluate the prices of foreign income securities as of the close of business of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE to assist in determining prices for certain foreign income securities.  In the case of both foreign income and foreign equity securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of the Fund may be significantly affected on days when shareholders do not have access to that Fund.
Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
ADDITIONAL REDEMPTION INFORMATION
Suspension of Redemptions
The right to redeem the Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when the bond market is closed, (3) when trading on the NYSE is restricted, (4) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (5) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (3) or (4) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.
Redemptions in Kind
The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are
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sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determine that it is in the best interests of the Fund’s shareholders as a whole.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund distributes to its holders of Class S shares (primarily insurance company separate accounts and qualified retirement plans (“Qualified Plans”) substantially all of the net investment income it earns and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions it realizes that are allocable to the Class. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on each Business Day. The Fund’s net investment income consists of all income accrued on its assets less accrued expenses, but does not include net realized or unrealized net capital and foreign currency gains or losses. Net investment income and realized gains and losses are reflected in the Fund’s NAV until they are distributed. The Fund normally pays dividends from net investment income and distributions of net realized capital gains and net realized gains from foreign currency transactions, if any, once annually, in October.
ADDITIONAL TAX INFORMATION
Subchapter M
To qualify for treatment as a RIC under the Code, the Fund -- which is treated as a separate corporation for federal tax purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (b) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and
(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer (such as the Subsidiary), (ii) the securities of two or more issuers the Fund controls that are
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determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTP.
The Fund intends to satisfy the Distribution Requirement, the Income Requirement, and the RIC Diversification Requirements. By doing so and thus qualifying for treatment as a RIC, the Fund will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and RIC Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either RIC Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then, (a) the Fund would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (b) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits, and (c) most importantly, each Separate Account (defined below) invested therein would fail to satisfy the diversification requirement under section 817(h) of the Code described in the following sub-section, with the result that the variable contracts supported thereby would no longer be eligible for tax deferral.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
Section 817(h)
The Fund serves as the underlying investment for variable contracts issued through segregated asset accounts (i.e., separate accounts) of life insurance companies (each, a “Separate Account”). Section 817(h) of the Code imposes certain diversification requirements, described in the following paragraphs, on the assets of Separate Accounts that fund variable contracts (and because the Fund is a “Closed Fund,” as defined below, the assets of the Fund) (“Section 817 Diversification Requirements”), which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and the RIC Diversification Requirements. For purposes of the Section 817 Diversification Requirements, a Separate Account investing in shares of a RIC may “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the RIC’s shares are generally held only by Separate Accounts, the fund manager in connection with the creation or management of a fund, and certain other permitted investors (a “Closed Fund”). The Fund intends to comply for its current and future taxable years with the Section 817 Diversification Requirements.
Section 817(h)(2) provides, as a “safe harbor,” that a Separate Account that funds variable contracts is treated as meeting the Section 817 Diversification Requirements if, as of the close of each calendar quarter, the assets in the account meet the RIC Diversification Requirements and no more than 55% of those assets consist of cash, cash items, Government securities, and securities of other RICs. The Treasury Regulations amplify the Section 817 Diversification Requirements and provide that a Separate Account will be deemed adequately diversified if , as of the end of each calendar Quarter (or within 30 days thereafter), (1) no more
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than 55% of the value of the account’s total assets is represented by any one investment, (2) no more than 70% of that value is represented by any two investments, (3) no more than 80% of that value is represented by any three investments, and (4) no more than 90% of that value is represented by any four investments. For those purposes, all securities of the same issuer are treated as a single investment, but each Government agency or instrumentality is treated as a separate issuer.
If a Separate Account on which a variable contract is based is not “adequately diversified” for a calendar quarter, then (1) the variable contract would not be treated as a life insurance contract or annuity contract under the Code for that quarter and all subsequent periods and (2) the holder of the contract would be required to include in gross income, as ordinary income, “the income on the contract” for each taxable year. Further, the income on such a variable contract that is a life insurance contract for all prior taxable years would be treated as received or accrued during the taxable year of the holder in which the contract ceased to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is generally the excess of (a) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year over (b) the premiums paid under the contract during the taxable year. In addition, if the Fund does not constitute a Closed Fund, the holders of the variable contracts that invest in the Fund through a Separate Account would be treated as owners of the Fund shares and subject to tax on distributions made by the Fund.
The Fund will be managed with the intention of complying with all the foregoing diversification requirements. It is possible that, in order to comply with those requirements, less desirable investment decisions may be made that would affect the investment performance of the Fund.
Tax Aspects of the Investments
Dividends and interest the Fund receives, and capital gains it realizes,  may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.
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If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, it would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive a distribution of those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
The Fund may elect to include in gross income (and treat as ordinary income) for each taxable year the excess, if any, of the fair market value of its PFIC stock over its adjusted basis therein as of the end of that year (“marking-to-market”).  Pursuant to the election, a deduction (as an ordinary, not a capital, loss) also would be allowed for the excess, if any, of the Fund’s adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election.  The adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Any gain on the sale of PFIC stock subject to a mark-to-market election would be treated as ordinary income.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign issuer’s shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that the Fund will be able to do so.
The Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, the Fund must include in gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income each taxable year any increase for that year in the net principal value of each inflation-indexed security it holds, even though it does not receive cash representing the increase until the security matures. Because the Fund annually must distribute substantially all of its investment company taxable income (including accrued OID and other non-cash income) to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
The Fund may invest in ownership units (i.e., limited partnership interests) in MLPs, which generally are classified as partnerships for federal tax purposes.  Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source)
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would be qualifying income under the Income Requirement.  If the Fund invests in an MLP, or an ETF organized as a partnership, that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as Qualifying Other Income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company.
The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REIT to be a taxable mortgage pool (“TMP”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income “UBTI”) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 35%) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including Qualified Plans, individual retirement accounts, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
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The Subsidiary
The Fund may invest a portion of its assets (not exceeding the amount permitted by the 25% Diversification Requirement) in the Subsidiary, which would be classified as a corporation for federal tax purposes. A foreign corporation, such as the Subsidiary, generally is not subject to federal income tax unless it is engaged in the conduct of a trade or business in the United States. The Subsidiary would be intended to be operated in a manner that would be expected to meet the requirements of a “safe harbor” under section 864(b)(2) of the Code, under which it could trade in stocks or securities or certain commodities for its own account without being deemed to be engaged in a U.S. trade or business. If, however, certain of the Subsidiary’s activities did not meet those safe harbor requirements, it might be considered as engaging in such a trade or business.  Even if the Subsidiary were not so engaged, it could be subject to a withholding tax at a rate of 30% on all or a portion of its U.S.-source gross income that was not effectively connected with the conduct of a U.S. trade or business.
The Subsidiary would be a controlled foreign corporation (a “CFC”), and the Fund would be a “United States shareholder” thereof. As a result, the Fund would be required to include in its gross income each taxable year all of the Subsidiary’s “subpart F income,” which generally would be treated as ordinary income; it is expected that virtually all of the Subsidiary’s income would be “subpart F income.” If the Subsidiary realized a net loss, that loss generally would not be available to offset the Fund’s income. The Fund’s inclusion of the Subsidiary’s “subpart F income” in its gross income would increase the Fund’s tax basis in its shares of the Subsidiary. Distributions by the Subsidiary to the Fund would not be taxable to the extent of its previously undistributed “subpart F income” and would reduce the Fund’s tax basis in those shares.
Although gains from the disposition of commodities are not considered Qualifying Other Income, the Service has issued numerous private letter rulings (“PLRs”) since 2006 that a RIC’s inclusion of “subpart F income” from a wholly owned foreign subsidiary (such as the Subsidiary) is Qualifying Other Income. A PLR may be cited as precedent, however, only by the taxpayer(s) to which it is issued.  Moreover, in July 2011, the Service suspended the issuance of further PLRs to RICs seeking commodities exposure through the use of foreign wholly owned subsidiaries (and structured notes); it is understood that the Service initiated that suspension, which was still in effect as of the effective date of this SAI, to re-examine the policies underlying the previously issued PLRs. There can be no assurance that the Service will resume issuing those PLRs or that there will not be changes in tax or other federal law that might adversely affect the Fund’s possible investment in the Subsidiary. If the Fund invests in the Subsidiary and the Service changed its position expressed in the issued PLRs, the Fund may be unable to qualify as a RIC for one or more years.
FUND TRANSACTIONS
Orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by NB Management, the Adviser, or the Subadviser pursuant to the terms of the applicable advisory agreement.  In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders.  Affiliates of a NB Management are permitted to act as brokers for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”).
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Purchases and sales of certain debt securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.
For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.  Loans will be purchased in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, the Manager may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of loans.
The Fund commenced operations on May 1, 2014, and therefore does not have brokerage data for the fiscal years ended December 31, 2012 and 2013.
During the period ended December 31, 2014, Absolute Return Multi-Manager Portfolio paid total brokerage commissions of $23,686, of which $0 was paid to Neuberger Berman.  During the fiscal period ended December 31, 2014, transactions in which the corresponding series used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by it during the period ended December 31, 2014. 100% of the $23,686 paid to other brokers by the Fund during that fiscal period (representing commissions on transactions involving approximately $38,150,368) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal period ended December 31, 2014, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Bank of America Securities LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Bank of America, $47,856.
For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.  Loans will be purchased in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, the Manager may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of loans.
Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. In selecting a broker to execute Fund transactions
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other than an Affiliated Broker, as defined below, NB Management, the Adviser and each Subadviser generally consider the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services (“research services”) provided by those brokers as well as any expense offset arrangements offered by the brokers.
The Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.
The use of an Affiliated Broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).
Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, with respect to the Fund the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of the Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.
A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.
To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the
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other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.
Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.
In selecting a broker to execute Fund transactions, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.
A committee comprised of officers of NB Management and/or employees of NBAIM who are Portfolio Managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of NBAIM’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list affect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.
The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Fund by supplementing the information otherwise available to the Manager. That research may also be used by the Manager in servicing other clients.  On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of its other clients may be used for the Fund’s benefit.
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In certain instances, the Manager may specifically allocate brokerage for research services (including research reports on issuers and industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.
Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.
The Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board.
Portfolio Turnover
The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.
Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the Manager’s investment outlook.
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Proxy Voting
The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Fund’s portfolio, as appropriate. Under this authority, NB Management, is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.  NB Management has delegated to each Subadviser by contract the responsibility to vote proxies for the Fund’s portfolio securities allocated to such Subadviser in accordance with that Subadviser’s respective proxy voting policies and procedures. For the proxy voting policy of each Subadviser, please see Appendix B.
Each Subadviser has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Fund. The Proxy Voting Policy of each Subadviser also describes how the Subadviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
Subject to the oversight of NB Management, each Subadviser (or a designated proxy committee at the Subadviser) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, each Subadviser utilizes either Glass, Lewis & Co. (“Glass Lewis”) or Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with the Subadviser’s voting guidelines.
Each Subadviser’s guidelines adopt the voting recommendations of either Glass Lewis or ISS, respectively. NB Management and the Subadvisers retain final authority and fiduciary responsibility for proxy voting. NB Management and each Subadviser believes that this process is reasonably designed to address material conflicts of interest that may arise between them and a client as to how proxies are voted.
In the event that an investment professional at a Subadviser believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with its proxy voting guidelines or in a manner inconsistent with Glass Lewis or ISS recommendations, as applicable, the Subadviser (or a designated proxy committee at the Subadviser) will review information submitted by the investment professional to determine that there is no material conflict of interest between the Subadviser and the client with respect to the voting of the proxy in that manner.
If the Subadviser (or the designated proxy committee at the Subadviser) determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between the Subadviser and the client or clients with respect to the voting of the proxy, the Subadviser (or designated committee) shall: (i) take no further action, in which case Glass Lewis or ISS, as applicable, shall vote such proxy in accordance with the proxy voting guidelines or as it recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients
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engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
Portfolio Holdings Disclosure Policy
The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).
NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NB Management may determine to expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NB Management’s legal and compliance department.  These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NB Management or any affiliated person of either NB Management or the Fund on the other, by creating a review and approval process of potential recipients of portfolio holdings, which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund and its shareholders.
Portfolio Holdings Disclosure Procedures
Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.
Neither the Fund, NB Management, any Subadviser nor any affiliate of any of them may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Chief
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Compliance Officer shall report any material issues that may arise under these policies to the Board of Trustees.
Pursuant to Codes of Ethics adopted by the Fund, NB Management and NBAIM, each Subadviser, Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund’s shareholders.  The Codes also prohibit any person associated with the Fund, NB Management or NBAIM or a Subadviser, as applicable, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.
Portfolio Holdings Approved Recipients
The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:
JP Morgan Chase Bank, N.A. (“JP Morgan”). The Fund has selected JP Morgan as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs JP Morgan as the custodian of its assets.  As custodian, JP Morgan creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by JP Morgan. Pursuant to such contract, JP Morgan agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by JP Morgan for any purpose not directly related to the business of the Fund, except with the Fund’s written consent. JP Morgan receives reasonable compensation for its services and expenses as custodian.
J.P. Morgan Clearing Corp. and J.P. Morgan Securities ("JP Morgan Clearing").  The Fund has selected JP Morgan Clearing as the Fund's prime broker.  As the prime broker, JP Morgan Clearing creates and maintains records relating to the Fund's short sales, futures contracts, options contracts, or other contracts.
Securities Lending Agent.  The Fund has entered into a securities lending agreement with JP Morgan Securities under which JP Morgan Securities acts as a principal borrower or agent to lend securities to entities on JP Morgan Securities’ approved list of borrowers, which includes JP Morgan Securities and its affiliates.  The Fund also may enter into securities lending agreements with other entities under which the Fund loans securities to a counterparty acting as a principal borrower or a lending agent.  Those principal borrowers or agents may receive the Fund’s portfolio holdings daily.  The principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  The Fund may pay a fee for agency and/or administrative services related to its role as lending agent.  The Fund also
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pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.
Other Third-Party Service Providers to the Fund.  The Fund may also disclose portfolio holdings information prior to their being made public to its independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.
In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or NBAIM.  Currently, the Fund provides its complete portfolio holdings to Hedgemark Risk Analytics, LLC  (“Hedgemark”) each day for this purpose.  Hedgemark receives reasonable compensation for its services.
The Fund may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.

The Fund may also disclose portfolio holdings information to certain third-party service providers that perform administrative services for the Subadvisers.  Currently, the Fund is providing the portfolio holdings for the portion of the Fund's assets that are subadvised by: (i) Visium Asset Management to Viteos Fund Services LLC, (ii) Sound Point Capital to GFT USA, Inc.; (iii) SLS Management to Eze Castle Integrations, Inc. (“Eze Castle); (iv) Cloud Gate to SGGG Fund Services Inc. (v) Lazard to State Street Bank and Trust and Syntel Inc.; and (vi) Levin Capital Strategies to Eze Castle, The Fund may also disclose portfolio holdings information to certain third-party service providers of J.P. Morgan and J.P. Morgan Clearing. Currently, the Fund is providing portfolio holdings information to Tri-Optima North America LLC for certain services related to reconciliation of derivative transactions. Lazard Asset Management to State Street Bank and Trust, which performs certain administrative services for Lazard Asset Management.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.
Rating, Ranking and Research Agencies.  The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  The Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if the Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay).    No compensation is received by the Fund, NB Management, NBAIM, any Subadviser or any other person in connection with the disclosure of
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this information.  NB Management either has entered into or expects shortly to enter into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.
REPORTS TO SHAREHOLDERS
Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS
The Fund is a separate series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994, which was amended and restated March 27, 2014. The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund. The Trust has thirteen separate operating series (including the Fund). The Fund Trustees may establish additional portfolios or classes of shares, without the approval of shareholders. The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.
NB Management and NBAIM serve as investment manager and adviser, respectively, to other mutual funds, and the investments for the Fund (through their corresponding series) are managed by the same portfolio managers who manage one or more other mutual funds, that have similar names, investment objectives and investment styles as the Fund and are offered directly to the public by means of separate prospectuses.  These other mutual funds are not part of the Trust. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern, and certain tax matters, and may differ in risk/return characteristics. Accordingly, the portfolio holdings and performance of the Fund may vary from those of the other mutual funds with similar names.
Description of Shares.  The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.
Shareholder Meetings.  The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of the Fund entitled to vote at the meeting.
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Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.
CUSTODIAN AND TRANSFER AGENT
The Fund has selected JP Morgan Chase Bank, N.A., 14201 Dallas Parkway, Dallas, TX 75254, as custodian for its securities and cash. State Street serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.
LEGAL COUNSEL
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Shares of the Fund are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies (collectively, “Variable Contracts”) issued through separate accounts of life insurance companies (the “Life Companies”) and Qualified Plans.  As of April 1, 2015, the separate accounts of the Life Companies and Qualified Plans were known to the Board and the management of the Trust to own of record all shares of the Fund.  A control person may be able to take actions regarding the Fund without the consent or approval of shareholders.
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As of April 1, 2015, separate accounts of the following Life Companies and Qualified Plans owned of record or beneficially 5% or more of the shares of the Fund:
Fund	Address	Percentage of Shares Held
ABSOLUTE RETURN MULTI-MANAGER - CLASS S	NEUBERGER BERMAN GROUP LLC ATTN STEPHEN WRIGHT 605 3RD AVE NEW YORK NY 10158-3698	66.03%
	RIVERSOURCE LIFE INSURANCE COMPANY 222 AXP FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	22.20%

REGISTRATION STATEMENT
This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.
Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.
FINANCIAL STATEMENTS
The Fund’s audited financial statements, notes to the audited financial statements, and report of the independent registered public accounting firm contained in the Fund’s Annual Report to the shareholders of the Trust for the fiscal period ended December 31, 2014 are incorporated by reference into this SAI.
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Appendix A

Long-Term and Short-Term Debt Securities Rating Descriptions

Standard & Poor’s (“S&P”) Corporate Long-Term Issue Ratings:
The following descriptions have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings:
The following descriptions have been published by Moody’s Investors Service, Inc.
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings’ (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’.

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’.
CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’.
C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’, ‘RR5’ or ‘RR6’.
Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
DBRS’ Long Term Obligations:
The following descriptions have been published by Dominion Bond Rating Service.
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high.  Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.
S&P’s Short-Term Issue Credit Ratings:
The following descriptions have been published by Standard & Poor’s Financial Service LLC.
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transactions and accordingly use either short-term or long-term rating symbols, the second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Moody’s Short-Term Obligation Ratings:
The following descriptions have been published by Moody’s Investors Service, Inc.
P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch’s Short-Term Obligation Ratings:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C - High short-term default risk. Default is a real possibility.
RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
DBRS Commercial Paper and Short-Term Debt Ratings:
The following descriptions have been published by Dominion Bond Rating Service.
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

Appendix B

Blue Jay Capital Management, LLC

Proxy Voting

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority.

Risks

In developing these policies and procedures, Blue Jay considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•	Blue Jay lacks written proxy voting policies and procedures;

•	Proxies are not identified and processed in a timely manner;

•	Proxies are not voted in Clients’ best interests;

•	Conflicts of interest between Blue Jay and a Client are not identified or resolved appropriately; and

•	Proxy voting records, Client requests for proxy voting information, and Blue Jay’s responses to such requests, are not properly maintained;

Blue Jay has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Proxy Voting

Proxies are assets of Blue Jay’s Clients that must be voted with diligence, care, and loyalty. Blue Jay will vote each proxy in accordance with its fiduciary duty to its Clients. Blue Jay will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Blue Jay will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The CCO coordinates Blue Jay’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires Blue Jay to maintain certain books and records associated with its proxy voting policies and procedures. The COO and CCO will ensure that Blue Jay complies with all applicable recordkeeping requirements associated with proxy voting.

Absent specific Client instructions, Blue Jay has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•	Blue Jay monitors its proxy voting authority and responsibilities with respect to each Client using a web-based service from ProxyEdge, a third-party electronic proxy management service.

•
Blue Jay becomes aware of specific opportunities to vote proxies through email alerts from ProxyEdge and by periodically monitoring the ProxyEdge website. ProxyEdge provides proxy information through an automated electronic interface based on share positions provided directly to ProxyEdge by Blue Jay’s Clients’ prime broker(s).

•	The Chief Operating Officer oversees the proxy voting process and votes proxies directly on ProxyEdge’s website.

•
The Chief Operating Officer will consider whether Blue Jay is subject to any material conflict of interest in connection with each proxy vote. Employees must notify the Chief Operating Officer if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Employees identify potential conflicts:

o	Blue Jay provides investment advice to a publicly traded company (an “Issuer”). Blue Jay receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

o	Blue Jay provides investment advice to an officer or director of an Issuer. Blue Jay receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

o
Blue Jay or an affiliate has a financial interest in the outcome of a proxy vote, such as when Blue Jay is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including Blue Jay;

o	An issuer or some other third party offers Blue Jay or an Employee compensation in exchange for voting a proxy in a particular way;

o	An Employee, or a member of an Employee’s household, has a personal or business relationship with an Issuer. Blue Jay receives a proxy solicitation from that Issuer; and

o	Blue Jay or its Employees have a short position in an Issuer, but Blue Jay’s Clients have a long position in the same Issuer. Blue Jay receives a proxy solicitation from the Issuer.

•	If Blue Jay detects a material conflict of interest in connection with a proxy solicitation, the Company will abide by the following procedures:

o	The COO will convene the Proxy Voting Committee (the “Committee”), which is comprised of the COO, CCO, and the Portfolio Manager. The COO serves as the Committee’s chairperson.

o
Blue Jay will maintain documentation that will describe the proxy vote under consideration and identify the perceived conflict of interest. The Portfolio Manager will also propose the course of action that he believes is in Blue Jay’s Clients’ best interests. The Portfolio Manager will tell the Committee why he believes that this course of action is most appropriate.

o	The Committee members will review any documentation associated with the proxy vote and evaluate the Portfolio Manager’s proposal. The Committee members may wish to consider, among other things:

▪	A vote’s likely short-term and long-term impact on the Issuer;

▪	Whether the Issuer has responded to the subject of the proxy vote in some other manner;

▪	Whether the issues raised by the proxy vote would be better handled by some other action by the government or the Issuer;

▪	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

▪	Whether the Portfolio Manager’s proposal appears consistent with Clients’ best interests.

o
After taking a reasonable amount of time to consider the Portfolio Manager’s proposal, each of the Committee members will make a recommendation regarding the proxy vote. The COO will record each member’s recommendation, and will then vote the proxy according the recommendations of a majority of the Committee’s members.

•	If no material conflict of interest is identified, the COO will vote the proxy subject to the aforementioned proxy policies and procedures.

•
Blue Jay will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstinence is in its Clients’ best interests. For example, Blue Jay may be unable to vote securities that have been lent by the custodian, or the impact of Client’s vote will not have an effect on the outcome of the matter up for vote or on the Client’s economic interest.

•	The COO will retain the following information in connection with each proxy vote:

o	The Issuer’s name;
o	The Security’s ticker symbol;
o	The shareholder meeting date;
o	The number of shares that Blue Jay voted;
o	A brief identification of the matter voted on;
o	How Blue Jay cast its vote (for the proposal, against the proposal, or abstain); and
o	Whether Blue Jay cast its vote with or against management.

•
Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

•
Proxies received after a Client terminates its advisory relationship with Blue Jay will not be voted. The Chief Financial Officer will promptly return such proxies to the sender, along with a statement indicating that Blue Jay’s advisory relationship with the Client has terminated, and that future proxies should not be sent to Blue Jay.

Disclosures to Clients and Investors

Blue Jay will include a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the CFO to obtain a copy of these policies and procedures and information about how Blue Jay voted with respect to the Client’s securities.

Any request for information about proxy voting should be promptly forwarded to the CFO, who will respond to any such requests.

As a matter of policy, Blue Jay does not disclose how it expects to vote on upcoming proxies. Additionally, Blue Jay does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Class Actions

As a fiduciary, Blue Jay always seeks to act in Clients’ best interests with good faith, loyalty, and due care. Due to the nature of the Blue Jay’s investment strategy it does not anticipate that it will participate in class actions. However, if the Company participates in a class action the CFO or COO will maintain documentation associated with Clients’ participation in class actions.

B. Proxy Voting

Regulatory Requirement

A registered investment adviser with voting authority over proxies for clients’ securities must adopt policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of clients; discloses information to clients about those policies and procedures; and describe to clients how they may obtain information about how the advisor has voted the clients’ proxies (these requirements are in Rule 206(4)-6 under the Advisers Act).

An adviser who votes proxies on behalf of clients must also retain certain records, including proxy voting policies and procedures; the proxy statements received regarding client’s securities (the Rule provides some alternative arrangements); records of the votes cast on behalf of clients; records of client requests for proxy voting information; and any documents that prepared that were material to making a decision as to how to vote or that memorialized the basis for a decision (these requirements are described in Advisers Act Rule 204-2(c)(2)).

Administration

The CCO has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedures and Practices

Cloud Gate has retained ISS to monitor all proxy votes for Cloud Gate client accounts for which the firm has proxy voting responsibility.

ISS votes according to separately established guidelines. These are reviewed by the CCO, in consultation with management, on an annual basis.

Certain proxy voting issues fall outside of Cloud Gate's pre-established voting guidelines. ISS refers such issues to Cloud Gate for voting on a case-by-case basis. Absent material conflicts, the CCO, in consultation with management, will determine how Cloud Gate should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Cloud Gate will provide conspicuously displayed information in its Form ADV Brochure summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Cloud Gate voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

All requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

In response to any request, the CCO will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Cloud Gate voted the client’s proxy with respect to each proposal about which client inquired.

Recordkeeping

The CCO shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

a.	Policies and procedures and any amendments;
b.	Each proxy statement that Cloud Gate receives;
c.	A record of each vote that Cloud Gate casts;
d.	Any document Cloud Gate created that was material to making a decision on how to vote proxies, or that memorializes that decision including periodic reports to the CCO.
e.	A copy of each written request from a client for information on how Cloud Gate voted such client’s proxies, and a copy of any written response.

CRAMER ROSENTHAL MCGLYNN LLC
Proxy Voting Policy

In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the “Compliance Committee”) has determined that these Policies and Procedures for Proxy Voting (these "Policies") are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM’s obligations under Rule 206(4)-7 under the Advisers Act.

Proxy Voting Process

CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund’s investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

The Voting Process

Review of Proxy Solicitation Materials/Independent Recommendations

CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;1 and (iii) voting recommendations intended to generally maximize shareholder value.

___________________________
1 CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 (“ERISA”).

In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

ISS Standard Proxy Voting Guidelines Summary

The following is a summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines), which form the substantive basis of CRM’s Policy on Proxy Voting.2 As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

Auditors

Vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether

_________________________
2 The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.

Majority of Independent Directors/Establishment of Committees

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make shareholder action by written consent.

Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholder to act independently of management.

Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote.

Vote for proposals to lower supermajority vote requirements.

Cumulative Voting

Vote against proposals to eliminate cumulating voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Confidential Voting

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: IN the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management’s track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Management Compensation

Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

Employee, Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals regarding Executive and Director Pay

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking to reprice options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for repricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals on Compensation

Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.

Securities on Loan

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

Clients Who Vote Their Own Proxies

CRM clients may retain the authority to vote their own proxies in their discretion.

Conflicts and Potential Conflicts of Interest

CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

Disclosure

CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

Recordkeeping

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form: (i) a copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission), (ii) a record of each vote cast on behalf of clients, (iii) internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations, (iv) copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client, and (v) with respect to votes cast for securities held in any registered investment company, records of CUSIP numbers.

Records for the CRM Mutual Fund Trust shall be recorded and maintained by the Trust.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

GAMCO ASSET MANAGEMENT, INC.
SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I. Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A. Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B. Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the

Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

-	Operations
-	Proxy Department
-	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V. Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800- GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov. Question should we post the proxy voting records for the funds on the website.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI. Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●
Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system.

Proxy Edge records include:

Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
●	In some circumstances VIFs can be faxed to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders
This may include such areas as:
-Paying greenmail
-Failure to adopt shareholder resolutions receiving a majority of shareholder votes
●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares
-Stock split
-Stock option or other executive compensation plan
-Finance growth of company/strengthen balance sheet
-Aid in restructuring
-Improve credit rating
-Implement a poison pill or other takeover defense
●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.

●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Say on Pay and Say When on Pay

We will generally abstain from advisory votes on executive compensation (Say on Pay) and will also abstain from advisory votes on the frequency of voting on executive compensation (Say When on Pay) and will also abstain on advisory votes relating to extraordinary transaction executive compensation (Say on Golden Parachutes). In those instances when we believe that it is in our clients’ best interest, we may cast a vote for or against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

SOUND POINT CAPITAL MANAGEMENT, L.P.
Proxy Voting Procedures

Procedures

The CCO is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underling credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.

Sound Point may retain a third-party to assist it in coordinating and voting Client Proxies. If so, the CCO will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.

Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Conflicts of Interest

Sound Point will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders.

Limitations on Proxy Voting

Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

Disclosure to Clients

Form ADV Disclosure

Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client’s proxies for the past 5 years. The summary of this Policy included in Sound Point’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

Client Requests for Information

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.

Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:

(i)	a copy of this Policy;

(ii)	a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;

(iii)	a record of each vote cast by Sound Point on behalf of its Clients;

(iv)	a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and

(v)
a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

Sound Point will retain each of the records listed above in accordance with Sound Point’s Policy Regarding Recordkeeping.

VISIUM ASSET MANAGEMENT, LP
VIII. PROXY VOTING

A. General

As a fiduciary, an investment adviser with proxy voting authority has a duty to vote proxies in the best interest of clients. Rule 206(4)-6 under the Advisers Act (the "Proxy Voting Rule") places specific requirements on registered investment advisers with proxy voting authority. Because Visium has discretionary authority over the securities held by the Advisory Clients, Visium is viewed as having proxy voting authority. Accordingly, Visium is subject to the Proxy Voting Rule. To meet its obligations under this rule, Visium has adopted these Proxy Voting Policies and Procedures.

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of the Advisory Clients, as determined by Visium in its discretion, and taking into account relevant factors, including, but not limited to:

●	the impact on the value of the securities;
●	the anticipated costs and benefits associated with the proposal;
●	the effect on liquidity; and
●	customary industry and business practices.

The Firm may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the Advisory Client. In some foreign markets where proxy voting demands fee payment for agent services, Visium will balance the cost and benefit of proxy voting and may abstain from voting if the cost associated is greater than the benefits from voting.

Although not presently intended to be used on a regular basis, Visium may retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

B. Conflicts of Interest

At times, conflicts may arise between the interests of the Advisory Clients, on the one hand, and the interests of Visium or its affiliates, on the other hand. If Visium determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, it will address matters involving such conflicts of interest as follows:

a. If Visium believes it is in the best interest of the Advisory Clients to depart from the specific policies provided for herein, it will be subject to the requirements of (b) or (c) below, as applicable;

b. If there is a potential conflict of interest between Visium and one or more Advisory Clients, Visium may vote such proxy as it determines to be in the best interest of the Advisory Clients, without taking any action described in (c) below, provided that such vote would be against the Firm's own interest in the matter (i.e., against the perceived or actual conflict). Visium will memorialize the rationale of such vote in writing; and

c. If there is a potential conflict of interest between Visium and one or more Advisory Clients, and Visium believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then it must take one of the following actions in voting such proxy: (1) delegate the voting decision for such proxy proposal to an independent third party; (2) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the affected Advisory Clients; (3) inform the Advisory Clients of the conflict of interest and obtain consent to (majority consent of Investors in the case of a Fund) vote the proxy as recommended by Visium; or (4) obtain approval of the decision from Visium’s Chief Compliance Officer.

C. Procedures for Proxies

The Operations Group will check daily for any new proxy item and then deliver any new proxies to the relevant Portfolio Manager, who will determine how to vote the proxy by applying the parameters described above (or not to vote the proxy). Upon making a decision, the Portfolio Manager will relay this information back to the Operations Group, which will action the proxy using the Prime Broker’s online system.

In the event the Firm determines that the investing Advisory Clients should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The Operations Group will execute the proxy in accordance with such third party's or committee's decision.

D. Record of Proxy Voting

The Operations Group will maintain written or electronic copies of each proxy statement received and of each executed proxy.

The Operations Group will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy and (ii) any documents created by the Portfolio Manager that were material to making the voting decision.

The Operations Group will maintain a record of each written request from an Investor or Managed Account for proxy voting information and the Firm's response to such request (oral or written).

The Chief Compliance Officer is responsible for ensuring that Investors and Managed Accounts are provided with (i) a description of Visium’s proxy voting policies and procedures and (ii) instructions about how they may obtain information from Visium on how Visium voted with respect to securities held by the relevant Advisory Client. Investor Relations is responsible for responding to requests regarding how Visium voted proxies. Investor Relations must immediately inform the Chief Compliance Officer of any requests about how Visium voted proxies.

SLS MANAGEMENT, LLC

Proxy Voting Policies and Procedures

SLS votes each proxy or abstains from voting proxies in accordance with its fiduciary duty to its Clients. SLS seeks to vote proxies in a way that maximizes the value of Clients’ assets. However, SLS documents and abides by any specific proxy voting instructions conveyed by a Client. SLS has retained Glass Lewis to provide independent research and proxy voting recommendations. SLS votes proxies through Broadridge’s Proxy Edge platform. SLS generally votes with Glass Lewis recommendations. If the Portfolio Manager or analyst determines that the Glass Lewis recommendation is against SLS’ Client’s best interest, the COO reviews the particular resolutions with the Portfolio Manager and/or analyst responsible for the investment and vote per the portfolio manager/analyst’s recommendation. The COO is responsible for communicating proxy voting instructions as well as overrides to Broadridge’s Proxy Edge platform.

SLS policy is to abstain from voting a Client proxy if SLS concludes that the effect on Client’s economic interests or the value of the portfolio holding is indeterminable or insignificant. SLS may abstain from voting a Client proxy for cost reasons or in shareholder blocking instances (e.g., costs associated with voting proxies of non-U.S. securities). SLS weighs the costs and benefits of voting proxy proposals relating to foreign securities and makes an informed decision whether voting a given proxy proposal is prudent.

From time to time, conflicts of interest may exist between SLS and its Clients and/or Investors related to the voting of proxies or any one proposal. Where material conflicts of interest are identified, SLS votes based on Glass Lewis’s recommendation which is designed to mitigate the conflict. The COO is responsible for documenting potential conflicts of interest around Client proxies, which is then reviewed prior to voting against Glass Lewis’s recommendation.

SLS keeps a record of all accounts and proxies voted and various monthly and/or quarterly reports as required under its books and records policy through Broadridge’s Proxy Edge platform.

SLS will conduct ongoing oversight of Glass Lewis and any other third party it retains to assist it with its proxy voting responsibilities (each such firm, a “Proxy Firm”) to ensure that proxies are being voted in the best interests of the Clients. As part of such oversight, SLS may, among other things: (i) require each Proxy Firm to agree to update SLS about business changes that SLS may consider relevant (i.e., with respect to the Proxy Firm’s capacity and competency to provide voting advice) or about changes to the Proxy Firm’s conflicts policies and procedures, or (ii) conduct an annual due diligence meeting or call with each Proxy Firm to review whether any such changes have occurred.

If SLS determines that a recommendation by a Proxy Firm was based on a material factual error that causes SLS to question the process by which such Proxy Firm develops its recommendations, SLS will: (i) take reasonable steps to investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and (ii) seek to determine whether the Proxy Firm is taking reasonable steps to seek to reduce similar errors in the future.

LEVIN CAPITAL STRATEGIES, L.P.

PROXY VOTING POLICY AND PROCEDURES

Revised August 2014
POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of Levin Capital Strategies, L.P. (“LCS” or “Adviser”) for voting proxies with respect to securities held in the accounts of clients for whom LCS provides discretionary investment management services and for whom LCS has been granted the authority to vote proxies. LCS's proxy voting policy and general guidelines (the "Proxy Policy") will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

LCS will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets. LCS will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the "named fiduciary," has explicitly reserved the authority for itself. When voting proxies for client accounts, LCS's primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, LCS will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide LCS with a statement of proxy voting policy. In these situations, LCS generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.

Proxy Governance – Broadridge Financial Solutions, Inc. ("BFS") has been retained by LCS to provide research, vote execution, reporting, and record keeping services. BFS has in turn contracted with Glass Lewis & Co. ("GL") for GL's proxy research services. LCS will generally follow GL proxy voting recommendations unless LCS believes it is in the best interest of LCS’s clients to vote differently. This service provider may be replaced at any time by another third party proxy voting service.

Voting Proxies for Foreign Companies – LCS primarily invests client assets in United States issuers, however, from time to time LCS may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that my have a detrimental effect on LCS' ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate LCS' voting instructions.

While GL has been retained to provide assistance to LCS in voting it's clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, LCS may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit LCS believes its clients will derive by voting on the company's proposal, LCS may decide not to attempt to vote at the meeting.

GENERAL PROXY VOTING GUIDELINES
It is the policy LCS in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.

LCS will utilize the proxy voting guidelines set forth by GL as set forth in their yearly guidelines with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. LCS's policies (as set forth below) do not follow the GL guidelines in all respects, and LCS may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of LCS's clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.

While GL has been retained to provide assistance to LCS in voting its clients' foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, LCS may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit LCS believes its clients will derive by voting on the company's proposal, LCS may decide not to attempt to vote at the meeting.

LCS will follow GL’s Policy and Analysis methodology and voting recommendation. LCS has elected to use GL’s “management bias” proxy voting approach. Please refer to the attached document for additional information which is a concise summary of GL's proxy voting guidelines employed by LCS. LCS at is discretion may vote differently than GL’s recommendation. Whenever this occurs, LCS will document for our files explaining the reason LCS is voting the shares accordingly. If GL does not have a recommendation or holdings are only related to Levin Family related accounts, LCS will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, LCS may refrain from voting proxies where LCS believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Funds and Managed Accounts.

GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES
Certain accounts, including affiliated investment vehicles, managed by LCS pursuant to alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of LCS responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals in order to best serve the financial interests of the clients of the strategy. As a result, LCS may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of LCS.

CONFLICTS OF INTEREST
LCS is sensitive to conflicts of interest that may arise in the proxy decision-making process. Whenever a Portfolio Manager or Research Analyst recommends LCS vote differently than what GL recommends a determination must be made to determine if any conflicts of interests exist.

For example, conflicts of interest may arise when:

➢	Proxy votes are solicited by an issuer who has an account relationship with LCS;
➢	Proxy votes are solicited by an issuer that has a material business relationship with LCS;
➢	A proponent of a proxy proposal has a business relationship with LCS (e.g., a pension fund or an employee group for which LCS manages money);
➢	LCS has material business relationships with participants in proxy contests, corporate directors, or candidates; or
➢	An employee of LCS may have a personal interest in the outcome of a particular matter.

These items are only examples; additional conflicts of interest may arise from time to time. All employees of LCS are required to communicate any potential conflicts of interest with the Compliance Department immediately.

It is the Firm's policy to seek to resolve all conflicts of interest in the clients' best interests. In order to ensure an unbiased decision on matters of conflict in situations LCS will vote in accordance with recommendations provided by GL; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the client.
In situations where a client of the Firm requests to direct their vote, the client's instructions will supersede all other policies absent ERISA exceptions. In situations where a client of LCS may have a relationship with an issuer or the proponent of a proposal, LCS may take such fact into votes on behalf of other clients.

PROCEDURES FOR ASSESSING MATERIALITY OF CONFLICTS OF INTEREST AND FOR ADDRESSING MATERIAL CONFLICTS OF INTEREST
LCS shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of The President, CEO, COO, CCO, and the Head Trader. The Proxy voting committee shall meet as needed with no determined schedule.
All conflicts of interest identified pursuant to the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LCS’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. LCS Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.
If it is determined by the Proxy Voting Committee that a conflict of interest is not material, LCS may vote proxies notwithstanding the existence of the conflict.
If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc... Such methods may include:

1.    In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

2.    Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc..*

LCS Compliance shall maintain a written record of the method used to resolve a material conflict of interest, and the recommendation on how the proxy should be voted.

OPERATING PROCEDURES
Once LCS has determined that it has the responsibility for voting a client's proxies, LCS must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that LCS satisfies its proxy voting obligations:
1.	The LCS Operations Department (the "Operations Department") is responsible for identifying the clients for whom LCS is required to vote proxies.

2.
LCS utilizes BFS to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify BFS of all new client accounts that have delegated proxy voting authorization to LCS. In addition, the Operations Department will notify any changes to existing client accounts. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

3.
The Portfolio Managers/Research Analysts may from time to time review certain proxy voting recommendations, and as part of their review the Portfolio Manager/Research Analyst will be given GL’s research materials to help aid in their decision making process. After their review has been completed and if the Portfolio Manager/Research Analyst does not agree with GL’s recommendation, the Portfolio Manager/Research Analyst should submit comments why LCS should not vote in agreement with PCI’s recommendation. These comments will then be recorded BFS ProxyEdge voting system for future reference.

4.
If the Portfolio Managers/Research Analyst chooses to vote contrary to the GL recommendation, and after receiving approval from the Proxy Committee (only if to meet regarding a conflict of interest situation), the Operations Department will override the GL recommendation in the BFS ProxyEdge system and enter the voting rationale provided by the Portfolio Managers/Research Analyst in the notes section on BFS ProxyEdge.

5.	The LCS CCO shall review any instructions provided by the portfolio managers that differ from GL to insure that such instructions comply with LCS' proxy voting guidelines.

6.	All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.

7.	The Operations Department will be responsible for responding to client requests for a proxy voting records that identifies the manner in which LCS voted such clients' proxies.

8.	The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.

________________________________

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that LCS’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

Public Proxy Policy Statement
The following is LCS’ public proxy voting policy that must be sent to those clients or potential clients upon request:

The Securities and Exchange Commission adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, which requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. In compliance with such rules, LCS has adopted proxy voting policies and procedures (the “Policies”). The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Funds and Managed Accounts, as determined by LCS in its discretion. Generally, LCS will utilize the proxy voting guidelines set forth by Glass Lewis and Co. (“GL”) with respect to a wide range of matters with a bias favoring management. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. LCS may vote certain proxies on a case by case basis contrary to GL proxy voting guidelines if LCS believes that such vote would be in the best interest of LCS’s clients. If such action is undertaken by LCS, we will usually vote with management’s recommendation. If GL does not have a recommendation or holdings are only related to Levin Family related accounts, LCS will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, LCS may refrain from voting proxies where LCS believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Funds and Managed Accounts. A copy of the Policies and the proxy voting record relating to a client or investor in their respective Fund may be obtained by contacting LCS at the address or telephone number listed on the first page of this document.

Any questions regarding our policy statement should be directed to the Compliance Department.

Lazard Proxy Voting
Policy and Procedures Overview

Introduction

Lazard Asset Management LLC (Lazard) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard's Proxy Voting Policy has been developed with the goal of maximizing the long-term shareholder value of our clients' portfolios.

Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. We also have defined policies and procedures to address and mitigate any actual or perceived conflicts of interest relating to our proxy voting.

Proxy Voting Procedures

This section describes our proxy voting procedures regarding the following topics:

•   Proxy Operations Department

•   Proxy Committee

•   Role of Third Parties

•   Voting Process

•   Conflicts of Interest

•   Voting Exceptions

Proxy Operations Department

Lazard's proxy voting process is administered by our Proxy Operations Department ("ProxyOps") which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by the firm's Legal/Compliance Department and the Proxy Committee.

Proxy Committee

Lazard's Proxy Committee comprises five Lazard investment professionals including portfolio managers and analysts. Lazard's General Counsel and Chief Compliance Officer, in addition to several Lazard Operations professionals, serve as advisors to the Committee.

The Proxy Committee meets at least annually to review Lazard's Proxy Voting Policy and to evaluate potential enhancements. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as requested by the manager of ProxyOps or at the request of any member of the Proxy Committee. A representative of our Legal/Compliance Department is present at all Proxy Committee meetings.

Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies' proxy proposals. The Glass Lewis and ISS research and voting recommendations are made available to the Lazard investment professionals responsible for voting a company's proxy. While this research serves to help improve our understanding of the issues surrounding a company's proxy proposals, Lazard's investment professionals are responsible for providing the vote recommendation for a given proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with our Proxy Voting Policy; we do not employ outside services to vote on our behalf.

ISS additionally serves as our proxy voting facilitator, and is responsible for processing of ballots received, dissemination of Lazard's vote instructions, and additionally provides our recordkeeping and reporting.

Voting Process

ProxyOps distributes a company's requests for vote instructions to the appropriate investment professionals, which typically includes the research analyst and/or portfolio manager/analyst responsible for research coverage of the company. Lazard believes these investment professionals have the greatest insight as to how to vote proxies in the best interests of our clients.

Lazard votes on behalf of our clients according to "Approved Guidelines" issued by the Proxy Committee. The Approved Guidelines determine whether a specific agenda item should be voted `For,' `Against,' or is to be considered on a case-bycase basis. ProxyOps confirms that all vote instructions are consistent with our approved voting guidelines. These guidelines are reviewed by the ProxyOps Manager and the Proxy Committee on an annual basis.

The investment professional provides the vote recommendation in accordance with the Approved Guidelines. Any exceptions to this, which are rare, require approval from the Proxy Committee. In this case, the investment professional must provide detailed rationale for their recommendation, and the Proxy Committee will then determine whether or not that vote recommendation is to be accepted and applied to the specific meeting's agenda.

Case-by-case agenda items are evaluated by Lazard investment professionals based on the specific facts relevant to an individual company. The Lazard investment professional formulates their vote recommendation based on their research of the company and their evaluation of the specific proposal. The

HB24676	LAZARD ASSET MANAGEMENT

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analyst will assess the relevant factors in conjunction with the analysis of the company's management and business performance. The investment professional may engage with the company's executives or board members to improve our understanding of a proxy proposal and/or to provide our advice on how a company can enhance their corporate governance practices.

ProxyOps confirms that all vote instructions are in accordance with Lazard's Proxy Voting Policy and guidelines, and will then enter the vote instructions for inclusion in the meeting's tabulation.

Conflicts of Interest

ProxyOps monitors all proxy votes for potential conflicts of interest that could be viewed as influencing the outcome of Lazard's voting decision, such as:

•	Lazard manages the company's pension plan;

•	The shareholder proponent of a proposal is a Lazard client;

•	A Lazard employee sits on a company's board of directors;

•	Lazard serves as financial advisor or provides other investment banking services to the company; or

•	A Lazard employee has a material relationship with the company.

"Conflict Meetings" are voted in accordance with the Lazard Approved Guidelines. Case-by-case proposals are voted based on the vote recommendations of one or both of our proxy research providers, ISS and Glass Lewis.

Voting Exceptions

It is Lazard's intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in our view, in the best interests of our clients; shares held on loan and shares subject to liquidation impediment are two such circumstances where the benefit of voting can be significantly compromised.

Stock on Loan

Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may decide to recall loaned stock in order to vote the proxies. However, it is expected this will be done only in exceptional circumstances.

Share Blocking

In certain countries, the requirements or restrictions imposed to vote proxies may outweigh the benefit of voting. "Share blocking" restricts the shareholders' ability to sell their shares for a period of time from the date the instruction is issued, until the meeting has been completed. Therefore, ProxyOps will consult with the investment professional to determine if it is the best interests of the client to vote the proxy of a share blocked meeting.

Proxy Voting Guidelines

General Proxy Voting Principles

The following is a summary of Lazard's proxy voting guidelines for common proxy proposals. This is not intended to be an all-inclusive representation of our voting policy and guidelines. Achieving long-term shareholder value is the primary consideration for determining proxy vote instructions.

Board of Directors and Committees

We believe a majority independent board is the optimal board structure to protect the rights of independent shareholders.

At companies with a controlling interest, or if a family group's ownership can dominate the proxy vote outcome, we may recommend the board appoint a separate committee to represent minority shareholders.

Key board committees including Audit, Nominating and Remuneration, should comprise independent non-executive directors

We believe shareholders should generally have the right to vote on each board member individually, rather than a slate of candidates and/or resolutions (bundled elections).

Approved Guidelines

•	For proposals that cause a substantial majority of directors to be independent

•	For the establishment of independent or majority independent audit, nominating and remuneration committees

•
Case-by-case basis on proposals for non-independent directors at companies without a majority independent board; or where the entire board is not sufficiently independent (2/3 in US and UK, majority elsewhere)

•	For proposals to declassify a board and Against proposals to classify a board

•	Case-by-case basis on proposals to require the separation of the chairman and CEO positions

•	Case-by-case basis on proposals relating to cumulative voting

•	Case-by-case basis regarding the establishment of shareholder advocated committees

Capital Structure

We favor capital structures with shareholder rights that provide equitable treatment for all shareholders, commonly referred to as "one share – one vote." We do not support dual class share structures and shares with no voting rights that enable management and insiders to have voting rights greater than their economic ownership rights.

We typically oppose any ownership structure that reduces or eliminates minority shareholders voting rights.

We generally oppose proposals that cap minority shareholders' voting rights once ownership of a certain percentage of shares hits some limit.

Approved Guidelines

•	For proposals to increase authorized common shares with a legitimate business reason unless we believe it is intended to serve as an anti-takeover measure

•	For stock splits and reverse stock splits

•	Against proposals that authorize blank check preferred stocks as an anti-takeover device

•	Against management proposals asking for a dual class share structure or shares with no voting rights

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Anti-Takeover Provisions

•	Case-by-case basis regarding management proposals asking for a new shareholder rights plan (also known as a "poison pill" plan)

•	For proposals that ask management to submit any new poison pill plan to a shareholder vote

Conduct of Shareholder Meetings

•	For proposals providing for confidential voting

•	Against proposals to adopt supermajority vote requirements

•	Against proposals to eliminate or restrict the rights of shareholders to act by written consent

•	Against proposals to eliminate or restrict the rights of shareholders to call a special meeting

Remuneration

While we recognize that regulations and norms for executive and directors remuneration may differ around the world; we believe the following perspectives are relevant to the analysis of a company's remuneration policy regardless of country:

Executives and directors remuneration programs ("executive compensation") should have a direct link between pay and performance.

The compensation information for all executives and directors should be disclosed individually rather than collectively as a group.

The quantitative and qualitative, performance metrics for executive compensation should have reasonable objectives and be fully disclosed.

The performance objectives of executive compensation programs should be long-term in nature such that management is not subject to undue pressure of short-term incentives which could lead to risky short-term decisions to meet aggressive targets.

We prefer executive incentive compensation be rewarded in restricted stock units rather than stock options because some short-term option programs can cause management to take unwarranted risks.

Stock awards should be performance based rather than time based.

Executive and directors remuneration stock grants should have longterm holding period requirements.

When an executive compensation program does not have an appropriate pay-for-performance link or compensation is excessive, we will often look unfavorably on such arrangements.

Approved Guidelines

•	Case-by-case basis regarding shareholder proposals requesting increased disclosure of executive compensation programs

Environmental, Social and Corporate Governance

Lazard's Environmental, Social and Corporate Governance (ESG) Policy outlines our commitment to maintaining an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that companies should be expected to act as good citizens; however, as a fiduciary, Lazard is obligated to vote proposals in a way that it believes will increases shareholder value.

Lazard's Approved Guidelines are structured to evaluate most environmental and social proposals on a case-by-case basis. We generally support proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report), and will vote "For" the approval of anti-discrimination policies and socially responsible agenda.

Important Information
Published on 17 February 2015.
All sources Lazard Asset Management unless otherwise noted.
The information and opinions presented do not constitute investment advice and have been obtained or derived from sources believed by Lazard to be reliable. Lazard makes no representation as to their accuracy or completeness. All opinions and estimates expressed herein areas of 9 January 2015 unless otherwise specified, and are subject to change.
Past performance is not a reliable indicator of future results.
This material is for informational purposes only. It is not intended to, and does not constitute financial advice, fund management services, an offer of financial products or to enter into any contract or investment agreement in respect of any product offered by Lazard Asset Management and shall not be considered as an offer or solicitation with respect to any product, security, or service in any jurisdiction or in any circumstances in which such offer or solicitation is unlawful or unauthorized or otherwise restricted or prohibited.

Australia: FOR WHOLESALE INVESTORS ONLY. Issued by Lazard Asset Management Pacific Co., ABN 13 064 523 619, AFS License 238432, Level 39 Gateway, 1 Macquarie Place, Sydney NSW 2000. Dubai: Issued and approved by Lazard Gulf Limited, Gate Village 1, Level 2, Dubai International Financial Centre, PO Box 506644, Dubai, United Arab Emirates. Registered in Dubai International Financial Centre 0467. Authorised and regulated by the Dubai Financial Services Authority to deal with Professional Clients only. Germany: Issued by Lazard Asset Management (Deutschland) GmbH, Neue Mainzer Strasse 75, D-6031 1 Frankfurt am Main. Hong Kong: Issued by Lazard Asset Management (Hong Kong) Limited (AQZ743), Unit 30, Level 8, Two Exchange Square, 8 Connaught Place, Central, Hong Kong. Lazard Asset Management (Hong Kong) Limited is a corporation licensed by the Hong Kong Securities and Futures Commission to conduct Type 1 (dealing in securities) and Type 4 (advising on securities) regulated activities. This document is onlyfor "professional investors" as defined under the Hong Kong Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong) and its subsidiary legislation and may not be distributed or otherwise made available to any other person. Japan: Issued by Lazard Japan Asset Management K.K., ATT Annex 7th Floor, 2-t 1-7 Akasaka, Minato-ku, Tokyo 107-0052. Korea: Issued by Lazard Korea Asset Management Co. Ltd., 1 OF Seoul Finance Center, 136 Sejong-daero, Jung-gu, Seoul, 100-768. Singapore: Issued by Lazard Asset Management (Singapore) Pte. Ltd., 1. Raffles Place, #15-02 One Raffles Place Tower 1, Singapore 048616. Company Registration Number 201135005W. This document is for "institutional investors" or "accredited investors" as defined under the Securities and Futures Act, Chapter 289 of Singapore and may not be distributed to any other person. United Kingdom: FOR PROFESSIONAL INVESTORS ONLY. Issued by Lazard Asset Management Ltd., 50 Stratton Street, London W1J 8LL. Registered in England Number 525667. Authorised and regulated by the Financial Conduct Authority IFCA). United States: Issued by Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2015 (AS AMENDED JUNE 17, 2015)
Fund	Class I	Class S
Balanced Portfolio	NBABX
Growth Portfolio	X
Guardian Portfolio	X	X
International Equity Portfolio		X
Large Cap Value Portfolio	X
Mid Cap Growth Portfolio	X	X
Mid Cap Intrinsic Value Portfolio	X	X
Real Estate Portfolio
Short Duration Bond Portfolio	X
Small Cap Growth Portfolio		X
Socially Responsive Portfolio	X	X

605 Third Avenue, 2nd Floor, New York, NY 10158-0180 800.877.9700 www.nb.com
The Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Short Duration Bond Portfolio, Small Cap Growth Portfolio and Socially Responsive Portfolio (each a “Fund”) are mutual funds that offer shares pursuant to prospectuses dated May 1, 2015.
Shares of the Funds are sold to insurance company separate accounts, so that the Funds may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (each a “variable contract”). Shares of the Funds are also offered to certain qualified pension and retirement plans. If you are buying a variable contract or contributing to a qualified plan, you should also read the contract’s or plan’s prospectus, as the case may be.  Individual investors may not purchase shares of the Funds.
The prospectus and summary prospectus (together, the “Prospectus”) for your Fund provide more information an investor should know before investing.  You can get a free copy of the Prospectus, and the annual report and/or semi-annual report for your Fund from Neuberger Berman Management LLC (“NB Management” or “Manager”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling the number listed above.  You should read the Prospectus for your Fund and consider the investment objective, risks, fees and expenses of your Fund carefully before investing.
1

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your Fund.  This SAI is not an offer to sell any shares of any class of the Funds.  A written offer can be made only by a prospectus.
Each Fund’s financial statements, the notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.
No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor.  The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.
The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC.  “Neuberger Berman Management LLC” and the individual Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC.  All rights reserved. ©2015 Neuberger Berman LLC. All rights reserved.  ©2015 Neuberger Berman Fixed Income LLC. All rights reserved.

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Table of Contents

Page

INVESTMENT INFORMATION	1
Investment Policies and Limitations	2
Cash Management and Temporary Defensive Positions	6
Additional Investment Information	7

PERFORMANCE INFORMATION	74

TRUSTEES AND OFFICERS	74
Information about the Board of Trustees	74
Information about the Officers of the Trust	78

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES	88
Investment Manager and Administrator	88
Management and Administration Fees	90
Contractual Expense Limitations	91
Sub-Advisers	93
Portfolio Manager Information	94
Other Investment Companies or Accounts Managed	100
Codes of Ethics	100
Management and Control of NB Management and NBFI	101

DISTRIBUTION ARRANGEMENTS	101
Distributor	101
Additional Payments to Financial Intermediaries	102
Distribution Plan (Class I Only)	104
Distribution Plan (Class S)	104
Distribution Plan (Class I and Class S)	105

ADDITIONAL PURCHASE INFORMATION	106
Share Prices and Net Asset Value	106

ADDITIONAL REDEMPTION INFORMATION	108
Suspension of Redemptions	102
Redemptions in Kind	108

DIVIDENDS AND OTHER DISTRIBUTIONS	108

ADDITIONAL TAX INFORMATION	109
Taxation of the Funds	109

FUND TRANSACTIONS	113
Portfolio Turnover	119
Proxy Voting	119

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PORTFOLIO HOLDINGS DISCLOSURE	120
Portfolio Holdings Disclosure Policy	120
Portfolio Holdings Disclosure Procedures	121
Portfolio Holdings Approved Recipients	121

REPORTS TO SHAREHOLDERS	123

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS	123

CUSTODIAN AND TRANSFER AGENT	124

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	124

LEGAL COUNSEL	124

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	124

REGISTRATION STATEMENT	130

FINANCIAL STATEMENTS	130

APPENDIX A - LONG-TERM AND SHORT-TERM DEBT SECURITIES RATING DESCRIPTIONS	A-1

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INVESTMENT INFORMATION
Each Fund is a separate operating series of Neuberger Berman Advisers Management Trust (“Trust”), a Delaware statutory trust since May 23, 1994, that is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Funds are managed by NB Management.
Balanced Portfolio commenced operations as a separate series of the Trust on February 28, 1989.
Guardian Portfolio commenced operations as a separate series of the Trust on November 3, 1997.
International Equity Portfolio commenced operations as a separate series of the Trust on April 29, 2005.
Large Cap Value Portfolio commenced operations as a separate series of the Trust on March 22, 1994.
Mid Cap Growth Portfolio commenced operations as a separate series of the Trust on November 3, 1997.
Mid Cap Intrinsic Value Portfolio commenced operations as a separate series of the Trust on August 22, 2001.
Real Estate Portfolio has not commenced operations as a separate series of the Trust as of the date of this SAI.
Short Duration Bond Portfolio commenced operations as a separate series of the Trust on September 10, 1984.
Small Cap Growth Portfolio commenced operations as a separate series of the Trust on July 12, 2002.
Socially Responsive Portfolio commenced operations as a separate series of the Trust on February 18, 1999.
The following information supplements the discussion of the Funds’ investment objectives, policies, and limitations in the Prospectuses. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

(1)	67% of the units of beneficial interest (“shares”) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or

(2)	a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”
Investment Policies and Limitations
Each Fund has its own fundamental and non-fundamental investment policies and limitations, as discussed below.
Except as set forth in the investment limitation on borrowing and, with respect to Short Duration Bond Portfolio, the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.
The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:
1.    Borrowing.  Each Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment (except for International Equity Portfolio, which may borrow for leveraging or investment) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2.    Commodities.  Each Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures and foreign currencies and forward contracts but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

For purposes of the limitations on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.
3.    Diversification.  Each Fund (except for Real Estate Portfolio) may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities (“U.S.

Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.  Real Estate Portfolio is non-diversified under the 1940 Act.

4.    Industry Concentration.  Each Fund (except Real Estate Portfolio) may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry.  This limitation does not apply to purchases of (i) securities issued or guaranteed by the U.S. Government and Agency Securities, or (ii) investments by all Funds (except International Equity Portfolio and Large Cap Value Portfolio) in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks.  Real Estate Portfolio will invest more than 25% of its assets in the real estate industry.

Please note that for purposes of the investment limitation on concentration in a particular industry, NB Management determines the “issuer” of a municipal obligation that is not a general obligation note or bond based on the obligation’s characteristics.  The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation.  If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under a Fund’s quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation.  If an obligation meets the quality restrictions of a Fund without credit support, the Fund treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee.  Also for purposes of the investment limitation on concentration in a particular industry, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities or asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries.  In addition, also for purposes of the investment limitation on concentration in a particular industry, certificates of deposit (“CD”) are interpreted to include similar types of time deposits.
For purposes of the limitation on industry concentration, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard, industry classifications are determined for Real Estate Portfolio in accordance with the classifications of the FTSE NAREIT All Equity REITs Index.  The more narrowly industries are defined, the more likely it is that multiple industries will be affected in a similar fashion by a single economic or regulatory development.
5.    Lending.  Each Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

6.    Real Estate.  Each Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.  The Real Estate Portfolio may: (i) invest in securities of issuers that mortgage, invest, or deal in real estate or interests therein; (ii) invest in securities that are secured by real estate or interests therein; (iii) purchase and sell mortgage related securities; (iv) hold and sell real estate acquired by the Real Estate Portfolio as a result of the ownership of securities; and (v) invest in real estate investment trusts of any kind.

7.    Senior Securities.  Each Fund may not issue senior securities, except as permitted under the 1940 Act.

8.    Underwriting.  Each Fund may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

9.    Investment through a Master/Feeder Structure.  Notwithstanding any other investment policy, each Fund may invest all of its net investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.  Currently, the Funds do not utilize this policy.  Rather, each Fund invests directly in securities.

The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

1.    Borrowing (All Funds except International Equity Portfolio).  Each Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

2.    Lending.  Except for the purchase of debt securities and engaging in repurchase agreements, each Fund may not make any loans other than securities loans.

3.    Margin Transactions.  Each Fund may not purchase securities on margin from brokers or other lenders except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions.  For all Funds, margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4.    Illiquid Securities.  Each Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.  Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

5.    Investments in Any One Issuer (Real Estate Portfolio).  At the close of each quarter of the Fund’s taxable year, (i) no more than 25% of the value of its total assets will be invested in the securities of a single issuer, and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets will be invested in the securities of a single issuer.  These limitations do not apply to U.S. government securities, as defined for federal tax purposes, or securities of another “regulated investment company” (as defined in section 851(a) of the Internal Revenue Code of 1986, as amended (“Code”)) (“RIC”).

6.    Foreign Securities (Balanced Portfolio (equity securities portion), Growth Portfolio, Guardian Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Real Estate Portfolio, Short Duration Bond Portfolio, Small Cap Growth Portfolio  and Socially Responsive Portfolio).  These Funds may not invest more than 10% (20% in case of Guardian Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio and Socially Responsive Portfolio and 25% in case of Short Duration Bond Portfolio) of the value of their total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts (“ADRs”).

7.    Pledging (Guardian Portfolio).  The Fund may not pledge or hypothecate any of its assets, except that the Fund may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Fund to a mutual insurance company of which the Fund is a member.

The other Funds are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

8.    Social Policy (Socially Responsive Portfolio).  The Fund may not purchase securities of issuers who derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons, or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.

The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in equity securities selected in accordance with its social policy.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.
See page 66 for a description of the Fund’s social policy.
9.            Debt Securities (Short Duration Bond Portfolio).  The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.

10.    Small-Cap Companies (Small Cap Growth Portfolio).  The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in small capitalization companies.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.

11.    Mid-Cap Companies (Mid Cap Growth Portfolio and Mid Cap Intrinsic Value Portfolio).  The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in mid-capitalization companies.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.

12.    Large-Cap Companies (Large Cap Value Portfolio).  The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in large-capitalization companies.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.

13.    Real Estate Companies (Real Estate Portfolio).  The Fund shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in equity securities issued by real estate investments trusts and common stocks and other securities issued by real estate companies.  The Fund will not alter this policy without providing at least 60 days’ prior notice to shareholders.

Senior Securities.
Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.  The SEC has taken the position that certain instruments that create future obligations may be considered senior securities subject to provisions of the 1940 Act that limit the ability of investment companies to issue senior securities. Common examples include reverse repurchase agreements, short sales, futures and options positions, forward contracts and when-issued securities. However, the SEC has clarified that, if a fund segregates cash or liquid securities sufficient to cover such obligations or holds off-setting positions (or, in some cases, uses a combination of such strategies), the SEC will not raise senior securities issues under the 1940 Act.

Cash Management and Temporary Defensive Positions
For temporary defensive purposes, or to manage cash pending investment or payout, each Fund (except International Equity Portfolio and Socially Responsive Portfolio) may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.  Balanced Portfolio (debt securities portion) and Short Duration Bond Portfolio may adopt shorter than normal weighted average maturities or durations.  Yields on these securities are generally lower than yields available on the lower-rated debt securities in which Balanced Portfolio (debt securities portion) and Short Duration Bond Portfolio normally invest.
Any part of Socially Responsive Portfolio’s assets may be retained temporarily in investment grade fixed income securities of non-governmental issuers, U.S. Government and Agency Securities, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents.  Generally, the foregoing temporary investments for Socially Responsive Portfolio are selected with a concern for the social impact of each investment.

For temporary defensive purposes or to manage cash pending investment or payout, International Equity Portfolio may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, government and agency securities, and repurchase agreements.  International Equity Portfolio may also invest in such instruments to increase liquidity or to provide collateral to be segregated.
In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions.  Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in NASD Rule 2830(b)(8) (contained in the National Association of Securities Dealers (“NASD”) Conduct Rules, which are a part of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Manual (“sales charge”), or service fee, as defined in NASD Rule 2830(b)(9), in connection with its purchase or redemption of a money market fund’s or an unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee. Money market funds and unregistered funds do not necessarily invest in accordance with the Socially Responsive Portfolio’s social policy.

Additional Investment Information
Unless otherwise indicated, the Funds may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations.  However, the Funds may not buy all of the types of securities or use all of the investment techniques described below.  Each Fund’s principal investment strategies and the principal risks of each Fund’s principal investment strategies are discussed in the Prospectuses.  As used herein, “Equity Funds” refers to Balanced Portfolio (equity securities portion), Growth Portfolio, Guardian Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Real Estate Portfolio, Small Cap Growth Portfolio and Socially Responsive Portfolio.  “Income Funds” refers to Balanced Portfolio (debt securities portion) and Short Duration Bond Portfolio.
In reliance on an SEC exemptive order, each Fund may invest in both affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”), (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act and the rules and regulations thereunder.  When a Fund invests in underlying funds, it is indirectly exposed to the investment practices of the underlying funds and, therefore, is subject to all the risks associated with the practices of the underlying funds. This SAI is not an offer to sell shares of any underlying fund. Shares of an underlying fund are sold only through the currently effective prospectus for that underlying fund.  Unless otherwise noted herein, the investment practices and associated risks detailed below also include those to which a Fund indirectly may be exposed through its investment in an underlying fund. Unless otherwise noted herein, any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund through its investments in underlying funds.

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Asset-Backed Securities (Income Funds).  Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing.  These assets are securitized through the use of trusts and special purpose corporations.  Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities.  Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy.  Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration).  The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.
Certain asset-backed instruments such as collateralized debt obligations, collateralized mortgage obligations, structured investment vehicles and others are designed to allocate risk from pools of assets.  Some of these instruments may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which instruments have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.
Certificates for Automobile Receivablessm (“CARSsm”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts.  Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders.  Certificate holders also may experience delays in payment or losses on CARSsm if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.
Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”).  Credit balances on Accounts are generally paid down more rapidly than are automobile contracts.  Most of the credit card receivable securities issued publicly to date have been pass-through certificates.  In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities.  Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates.  An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events.  The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield.  An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.
Credit cardholders are entitled to the protection of state and federal consumer credit laws.  Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts.  In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.
Balanced Portfolio and Short Duration Bond Portfolio each may invest in trust preferred securities, which are a type of asset-backed security.  Trust preferred securities represent interests in a trust formed by a parent company to finance its operations.  The trust sells preferred shares and invests the proceeds in debt securities of the parent.  This debt may be subordinated and unsecured.  Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities.  Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized.  Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment.  If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.
Banking and Savings Institution Securities.  These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Funds invest typically are not covered by deposit insurance.
A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions  play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
In response to the 2008 financial turmoil, the U.S. Government is taking a variety of measures to increase the regulation of depository institutions and their holding companies.  On July 21, 2010, the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which significantly impacts the financial services industry, including more stringent regulation of depository institutions and their holding companies.  Federal regulatory agencies are in the process of developing regulations to implement many of the Dodd-Frank Act’s provisions, so the full impact and compliance burden on the operations and profitability of depository institutions and their holding companies is not yet clear and will not likely be clear for years to come.  Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, depository institutions and their holding companies are likely to be subject to significantly increased regulatory and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns because the increased regulation may significantly curtail the operations and profitability of depository institutions and their holding companies.
In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.
Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations.  Each Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act.  While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.
Policies and Limitations.  To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to each Fund’s 15% limit on investments in illiquid securities. The Equity Funds may invest in commercial paper only if it has received the highest rating from Standard & Poor’s (“S&P”) (A-1) or Moody’s Investors Service, Inc. (“Moody’s”) (P-1) or is deemed by NB Management to be of comparable quality. International Equity Portfolio may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts.

Commodity-Related Investments.  Although a Fund may not purchase physical commodities or contracts thereon, a Fund may purchase securities backed by precious metals (such as gold, silver or platinum) or other physical commodities, including interests in exchange-traded trusts and other similar entities, the value of whose shares relates directly to the value of physical commodities held by the entity.  As an investor in such an entity, a Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.
In addition, a Fund will not qualify as a RIC in any taxable year in which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  A Fund’s investment in securities backed by, or in ETFs and/or similar entities that invest in, physical commodities other than commodity-linked notes generally would produce income that would be subject to this 10% limitation.  See “Additional Tax Information.”  To remain within this limitation, a Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that a Fund would be able to satisfy this limitation.
Exposure to physical commodities may subject a Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall.  No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.  Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Policies and Limitations.  Each Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures and foreign currencies and forward contracts but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

For purposes of the limitations on commodities, the Funds do not consider foreign currencies or forward contracts to be physical commodities.  A Fund does not intend to sell such investments when doing so would cause it to fail to qualify as a RIC under the Code.
Convertible Securities Each Fund may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  Convertible securities generally have features of both common stocks and debt securities.  A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.  Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.  The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth if converted into the underlying common stock.
The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not.  Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile.  A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument.  If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security.  Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.
Policies and Limitations. Socially Responsive Portfolio may invest up to 20% of its net assets in convertible securities.  The Fund does not intend to purchase any convertible securities that are not investment grade.  Convertible debt securities are subject to each Fund’s investment policies and limitations concerning debt securities, if any.
Cybersecurity Risk.  Since the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.  Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, net asset value (“NAV”) calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions.  Cybersecurity incidents could cause a Fund or the

Funds’ investment adviser or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude.  They may also cause a Fund to violate applicable privacy and other laws. The Funds have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cybersecurity systems of the issuers of securities in which the Funds invest or the Funds’ third party service providers (including the Funds’ transfer agent, custodian and, if applicable, unaffiliated sub-advisers).
Dollar Rolls (Income Funds).  In a “dollar roll,” a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party.  During the period before the repurchase, a Fund forgoes principal and interest payments on the securities.  A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.  Dollar rolls may increase fluctuations in a Fund’s net asset value (“NAV”) and may be viewed as a form of leverage.  A “covered roll” is a specific type of dollar roll in which a Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction.  There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.  The Manager monitors the creditworthiness of counterparties to dollar rolls.
Policies and Limitations.  Dollar rolls are considered borrowings for purposes of each Fund’s investment policies and limitations concerning borrowings.
Energy-Related Investments.  The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships (see “Master Limited Partnerships” above), natural gas and electric utilities, and alternative energy providers.  Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and may lack the resources and the broad business lines to weather hard times.  These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels.  Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels, international political events, energy conservation, the success of exploration projects, tax and other governmental regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”), and relationships among OPEC members and between OPEC and oil-importing countries.   In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Shifts in energy consumption or supply disruptions may significantly impact companies in this sector. Further, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this industry.

Equity Securities.  The Equity Funds may invest in securities that include common stocks, preferred stocks, convertible securities and warrants.  Common stocks and preferred stocks represent shares of ownership in a corporation.  Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved.  Increases and decreases in earnings are usually reflected in a corporation’s stock price.  Convertible securities are debt or preferred equity securities convertible into common stock.  Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities.  Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.  Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.
To the extent a Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment.  At times, the stock markets can be volatile and stock prices can change substantially.  Because some investors purchase equity securities with borrowed money, an increase in interest rates can cause a decline in equity prices. The equity securities of smaller companies are more sensitive to these changes than those of larger companies.  This market risk will affect the Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund changes.  Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time.  Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry.  Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry.  Not all factors can be predicted.
Fixed Income Securities.  The Income Funds invest primarily in fixed income securities.  While the emphasis of the Equity Funds’ investment programs is on common stocks and other equity securities, the Funds may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities.
Each Fund may invest in investment grade corporate bonds, debentures, and variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index or reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes.  Balanced Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Real Estate Portfolio, Short Duration Bond Portfolio and Small Cap Growth Portfolio each may invest in corporate debt securities rated below investment grade.
Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Call Risk. Some debt securities in which a Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, a Fund would have to reinvest the proceeds from the called security at the current, lower rates.
Ratings of Fixed Income Securities.  A Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other nationally recognized statistical rating organization (“NRSRO”) (please see the Prospectuses for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they rate.  Although the Funds may rely on the ratings of any NRSRO, the Funds refer mainly to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. A Fund may also invest in unrated securities that have been determined by the Manager to be comparable in quality to the rated securities in which the Fund may permissibly invest.
High-quality debt securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.
Investment Grade Debt Securities. Investment grade debt securities are securities that have received, from at least one NRSRO that has rated it, a rating in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.
Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade are often considered to be speculative. See the risks described under “Lower-Rated Debt Securities” in this SAI.
Ratings Downgrades. Subsequent to a Fund’s purchase of debt securities, the rating of that issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by that Fund.  In such a case, with respect to Short Duration Bond Portfolio, the Manager will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund’s holdings of securities that are considered by the Fund to be below investment grade will not exceed 10% of net assets.
Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.
Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.
There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.
Balanced Portfolio (debt securities portion) and Short Duration Bond Portfolio’s dollar-weighted average duration will not exceed four and three years, respectively, although each Fund may invest in individual securities of any duration; the Funds’ dollar-weighted average maturity may range up to six years.
Policies and Limitations.  Except as otherwise provided in the Prospectuses and this SAI, the Equity Funds normally may invest up to 20% of their total assets in debt securities.

Foreign Securities.  Each Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper.  Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations.

While the Funds may invest in foreign securities, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.  These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.
Each Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks , (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities.  Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States).  Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.  Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on portfolio transactions.
Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of a Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.
Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Funds may invest in American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”), International Depository Receipts (“IDRs”), and European Depository Receipts (“EDRs”).  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange.  However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities.  EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency.  Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.
Policies and Limitations.  In order to limit the risks inherent in investing in foreign currency denominated securities, each of Balanced Portfolio (equity securities portion), Growth Portfolio, Real Estate Portfolio and Small Cap Growth Portfolio may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Short Duration Bond Portfolio may not purchase securities denominated in or indexed to foreign currencies, if, as a result, more than 25% of its total assets (taken at market value) would be invested in such securities.  Guardian Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio and Socially Responsive Portfolio may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities.  Within those limitations, however, no Fund is restricted in the amount it may invest in securities denominated in any one foreign currency.  International Equity Portfolio invests primarily in foreign securities.
Investments in securities of foreign issuers are subject to each Fund’s quality, and, with respect to the Income Funds, maturity and duration standards, if any.
Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.
Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and a Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.
Certain risk factors related to emerging market countries include:
Currency fluctuations.  A Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of a Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, a Fund can engage in certain currency transactions to hedge against currency fluctuations. See the section entitled “Forward Foreign Currency Transactions.”
Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.
Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While a Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the Fund, or the Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.
While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.
Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.
Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause a Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund.
Investor information.  A Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.
Taxation.  Taxation of dividends received, and capital gains realized, by non-residents on securities issued in emerging markets countries varies among those countries, and, in some cases, the applicable tax rate is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures than developed countries, and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
Litigation.  A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.
Fraudulent securities.  Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.
Sovereign Government and Supranational Debt (Income Funds). Investments in debt securities issued by foreign governments and their political subdivisions or agencies (“Sovereign Debt”) involve special risks. Sovereign Debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and a fund may have limited legal recourse in the event of a default.  As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.
Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.
A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.
Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.
The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While NB Management endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.
Sovereign Debt may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.
Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

Supranational entities may also issue debt securities.  A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.  Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.
Fund of Funds Structure.  Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder.  Pursuant to an exemptive order from the SEC, each Fund is permitted to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12 of the 1940 Act subject to the terms and conditions of such order.  Even in the absence of an exemptive order, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above.
Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”).  Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for "hedging" purposes, meaning that they may be used in an effort to offset a decline in value in a Fund’s other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of a Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.
The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.
Futures Contracts and Options on Futures Contracts. A Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to offset against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to offset against changes in prevailing currency exchange rates) or non-hedging purposes.

A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.
The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. A Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. A Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, a Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions a Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.
Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. A futures position is closed out by buying (to close out an earlier sale) or selling (to close out an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.
Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by a Fund.
For purposes of managing cash flow, a Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.
With respect to currency futures, a Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that exchange rates for a particular currency will rise, a Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. A Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.
“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, a futures commission merchant or broker in order to initiate the Fund’s futures positions.  Initial margin is the margin deposit made by a Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which a Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of a Fund’s creditworthiness.  In computing its NAV, a Fund will mark to market the value of its open futures positions.  A Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, a Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.
A Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction.   Thus, a Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as a Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as

"fellow customer risk."  Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.
An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.
Although a Fund believes that the use of futures contracts and options will benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.
Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, a Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  A Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Call Options on Securities. A Fund may write (sell) covered call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. When writing call options, a Fund writes only “covered” call options on securities it owns. Portfolio securities on which a Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, a Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Fund may be obligated to deliver securities underlying an option at less than the market price.
The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do), but is capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.
If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that a Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.
When a Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  A Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.
Put Options on Securities. A Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.
When a Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a put option. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.
When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.
General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.
Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.
The premium a Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium a Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.
Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.
A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
Policies and Limitations. The assets used as cover (or segregated) for OTC options written by a Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Put and Call Options on Securities Indices and Other Financial Indices. A Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, a Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.
Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.
A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.
The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.
For purposes of managing cash flow, a Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.
Options on Foreign Currencies. A Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. A Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). A Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.
Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.
Forward Foreign Currency Transactions. A Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days in excess of two days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. A Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.
A Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). A Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by a Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may enter into forward currency contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.
Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.
However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if the Manager is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.  If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward currency contracts may not be traded on an exchange, the assets used to cover such contracts may be illiquid. A Fund may experience delays in the settlement of its foreign currency transactions.
Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.
Forward currency contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.
A Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.
Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, a Fund may enter into interest rate and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors,” and “collars.” A Fund may also enter into other types of swap agreements, including total return swaps, asset swaps, currency swaps and credit default swaps, and may write (sell) and purchase options thereon for hedging and non-hedging purposes.

Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount.
Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that a Fund may be unable to sell a swap agreement to a third party at a favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. The risks of swap agreements depend upon a Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.
Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.
The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that a Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on OTC swaps, and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.
Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies) and credit default swaps. The Funds may also write (sell) and purchase options on swaps (swaptions).

Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Among other techniques, a Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund.  In such an instance, a Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of a Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. A Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.
Total Return Swaps.  A Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  A Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.
TRS agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.  TRS may effectively add leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If a Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If a Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Fund may act as either the buyer or the seller of a credit default swap. A Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If a Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection.

Credit Linked Notes. A Fund may invest in structured instruments known as credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN trust.

The Fund may enter in CLNs to gain access to sovereign debt and securities in emerging markets, particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.

The Fund’s investments in CLNs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk, leverage risk and management risk.

Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

Policies and Limitations. In accordance with SEC staff requirements, a Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under security-based swap agreements.
Combined Transactions. A Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a Fund will normally enter into combined transactions based on the Manager’s judgment that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.

Regulatory Limitations on Using Futures, Options on Futures, and Swaps. Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been able to claim exclusion from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5.  In February 2012, the CFTC adopted substantial amendments to that regulation.  To qualify for an exclusion under the amended regulation, a Fund is permitted to engage in unlimited “bona fide hedging” (as defined by the CFTC), but if a Fund uses commodity interests other than for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s

NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of non-bona fide hedging commodity interest positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to complying with these de minimis trading limitations, to qualify for an exclusion under the amended regulation, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.
A Fund may be exposed to commodity interests indirectly in excess of the de minimis trading limitations described above. Such exposure may result from a Fund’s investment in other investment vehicles, such as real estate investment trusts, collateralized loan obligations, collateralized debt obligations and other securitization vehicles that may invest directly in commodity interests. These investment vehicles are referred to collectively as “underlying investment vehicles.” The CFTC treats a fund as a commodity pool whether it invests in commodity interests directly or indirectly through its investments in underlying investment vehicles. The CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying investment vehicles to defer registering as a CPO or claiming the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of the calculation of the de minimis trading limitations in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). Such guidance is expected to clarify how to calculate compliance with the de minimis trading limitations given a fund’s investments in underlying investment vehicles that may cause the fund to be deemed to be indirectly trading commodity interests. The Manager has filed the required notice to claim this no-action relief with respect to each Fund.  In addition, the Manager has claimed an exclusion (under CFTC Regulation 4.5) from the CPO definition with respect to each Fund.  As a result, at this time the Manager is not required to register as a CPO with respect to any Fund and need not generally comply with the regulatory requirements otherwise applicable to a registered CPO.  Prior to the Deadline, however, the Manager will determine with respect to each Fund whether it must operate as a registered CPO or whether it can rely on an exemption or exclusion from the CPO definition. If the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, then the Manager, in its management of that Fund, will comply with one of the two alternative de minimis trading limitations in that regulation. Complying with the de minimis trading limitations may restrict the Manager’s ability to use derivatives as part of a Fund’s investment strategies. Although the Manager believes that it will be able to execute each Fund’s investment strategies within the de minimis trading limitations, a Fund’s performance could be adversely affected. If the Manager determines that it cannot rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, then the Manager will serve as a registered CPO with respect to that Fund. CPO regulation would increase the regulatory requirements to which a Fund is subject and it is expected that it would increase costs for a Fund.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury Department issued a notice of final determination stating that foreign exchange forwards, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes.  Thus, foreign exchange forwards are not deemed to be commodity interests. Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to  a Fund, the Fund may enter into foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5.  Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, the Fund will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps.  To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.  Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Regulation 4.5.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid assets.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of a Fund’s assets could impede Fund management or a Fund’s ability to meet redemption requests or other current obligations. A Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.
General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that a Fund’s use of Financial Instruments will be successful.

In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.

A Fund’s use of Financial Instruments may be limited by the provisions of the Code, with which it must comply to qualify (in the case of Real Estate Portfolio) or continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.
Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. The Manager intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.
Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by a Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.
Policies and Limitations.  No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.
Indexed Securities.  A Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.
Inflation-Indexed Securities (Income Funds).  A Fund may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Fund holds the security, a Fund may earn less on it than on a conventional bond.

A Fund may invest in U.S. Treasury inflation indexed securities (formerly called “U.S. Treasury Inflation Protected Securities”) (“U.S. TIPS”), which are backed by the full faith and credit of the U.S. Government.  The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.
Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because a Fund must distribute substantially all of its net income (including non-cash income attributable to those principal value increases) to its shareholders each taxable year to avoid payment of federal income tax, a Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.  See “Additional Tax Information.”
Investments by Funds of Funds or Other Large Shareholders. A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs and affect the liquidity of a Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Redemptions of Fund shares could also accelerate the realization of taxable capital gains if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a

Fund’s shares. A high volume of redemption requests can impact a Fund the same way as the transactions of a single shareholder with substantial investments.

Japanese Investments.  The Funds may invest in foreign securities, including securities of Japanese issuers.  From time to time International Equity Portfolio may invest a significant portion of its assets in securities of Japanese issuers.  The performance of this Fund may therefore be significantly affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. dollar.

Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate.  Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.

Leverage. Each Fund may engage in transactions that have the effect of leverage.  International Equity Portfolio may also make investments when borrowings are outstanding.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in a Fund’s NAV. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of the Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.
Policies and Limitations.  Generally, the Funds do not intend to use leverage for investment purposes.  They may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes or to obtain collateral needed to borrow a security in order to effect a short sale of that security and to facilitate other hedging transactions.  Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Funds’ investment limitations.
Lower-Rated Debt Securities (Balanced Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio, Real Estate Portfolio, Short Duration Bond Portfolio and Small Cap Growth Portfolio).  Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, to the extent a Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.
During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.
At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.
A Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.
See Appendix A for further information about the ratings of debt securities assigned by S&P, Moody’s and Fitch.
Policies and Limitations. Large Cap Value Portfolio and Mid Cap Intrinsic Value Portfolio may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or comparable unrated securities. Mid Cap Growth

Portfolio and Short Duration Bond Portfolio may invest up to 10% of their net assets, measured at the time of investment, in debt securities rated below investment grade, but rated at least B with respect to Short Duration Bond Portfolio and C with respect to Mid Cap Growth Portfolio by S&P or Moody’s, or comparable unrated securities.  Short Duration Bond Portfolio considers bonds rated no higher than the 5th or 6th category to be lower-rated debt securities.  Balanced Portfolio may invest up to 10% of the debt securities portion of its investments, measured at the time of investment, in debt securities rated below investment grade, but rated at least B by S&P or Moody’s, or comparable unrated securities.
International Equity Portfolio may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.
There are no restrictions as to the ratings of debt securities the Small Cap Growth Portfolio may acquire or the portion of its assets it may invest in debt securities in a particular ratings category.  Although the Fund does not presently intend to invest in debt securities, it may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.
There are no restrictions as to the ratings of the debt securities the Real Estate Portfolio may invest in.  The Fund may invest in convertible bonds the manager believes present a good value because they are convertible into equity securities and have a good yield.
Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund.  In such a case, Mid Cap Growth Portfolio and Socially Responsive Portfolio will engage in an orderly disposition of the downgraded securities, and Balanced Portfolio (debt securities portion) and Short Duration Bond Portfolio will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund’s holdings that are considered by the Fund to be below investment grade will not exceed 10% of its net assets.  Balanced Portfolio (debt securities portion) and Short Duration Bond Portfolio may each hold up to 5% of its net assets in securities that are downgraded after purchase to a rating below that permissible by the Fund’s investment policies.  Each other Fund (except International Equity Portfolio) will engage in an orderly disposition of downgraded securities to the extent necessary to ensure that the Fund’s holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Large Cap Value Portfolio and Mid Cap Intrinsic Value Portfolio).  NB Management will make a determination as to whether International Equity Portfolio should dispose of the downgraded securities.
NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to International Equity Portfolio, Large Cap Value Portfolio or Mid Cap Growth Portfolio warrants exposure to the additional level of risk.
Master Limited Partnerships.  Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter (“OTC”) market.  Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and not subject to federal income tax at the entity level.  Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its unitholders for federal income tax purposes.  See “Additional Tax Information.”  Distributions from an MLP may consist in part of a return of capital.  Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.
Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.  Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships generally is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid.  This liability may stay attached to a unitholder even after it sells its units.
Policies and Limitations. Under certain circumstances, an MLP could be deemed an investment company.  If that occurred, a Fund’s investment in the MLP’s securities would be limited by the 1940 Act.  See “Securities of Other Investment Companies.”
Mortgage-Backed Securities (Income Funds and Real Estate Portfolio).  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth.  Since the GSEs were placed into conservatorship, they required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  However, including payments after the third quarter of 2014 (of $6.8 billion), the GSEs have repaid $225.5 billion.  Neither GSE has required a draw from the U.S. Treasury since the second quarter of 2012.  Nonetheless, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.

In addition, the future of the GSEs is in serious question as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.  Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios.  In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. Each Fund uses an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of a Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.
Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with a Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.
Policies and Limitations.  A Fund may not purchase mortgage-backed securities that, in NB Management’s opinion, are illiquid if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities.
Freddie Mac Collateralized Mortgage Obligations. Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Municipal Obligations (Income Funds).  A Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. The tax-exempt status of the interest on any issue of municipal obligations is determined on the basis of an opinion of the issuer’s bond counsel at the time the obligations are issued.
Municipal obligations include “general obligation” securities, which are backed by the full taxing power of the issuing governmental entity, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include private activity bonds (“PABs”), which are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any. They are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).
A Fund may purchase municipal securities that are fully or partially backed by entities providing credit support such as letters of credit, guarantees, or insurance. The credit quality of the entities that provide such credit support will affect the market values of those securities. The insurance feature of a municipal securities guarantees the full and timely payment of interest and principal through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the net asset value of a Fund’s shares represented by such an insured obligation.  The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets a Fund’s quality restrictions, even if the security is covered by insurance.  However, a downgrade in the claims paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.  Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have moved the rating agencies to re-evaluate the capital adequacy of these insurers to reflect deterioration in the expected performance of the underlying transactions and called into question the insurers’ continued ability to fulfill their obligations under such insurance if they are called upon to do so in the future. There are a limited number of providers of insurance for municipal securities and a Fund may have multiple investments covered by one insurer.  Accordingly, this may make the value of those investments dependent on the claims paying ability of one insurer and could result in share price volatility for a Fund’s shares.
As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.
Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.
The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.
From time to time, federal legislation has affected the availability of municipal obligations for investment by a Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of the interest on municipal obligations will not be enacted in the future.
In response to the national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition, municipal securities backed by revenues from a project or specified assets may be adversely impacted by a municipality’s failure to collect the revenue.
The Internal Revenue Service (“Service”) occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest a Fund earned on a municipal security was taxable and the issuer thereof failed to overcome that determination, that interest would be deemed taxable, possibly retroactive to the time the Fund purchased the security.
Listed below are different types of municipal obligations:
General Obligation Bonds. A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

Revenue Bonds. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.
Most PABs are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.
Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.
Municipal Lease Obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. A Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation” clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to a Fund.
Municipal Notes. Municipal notes include the following:
1. Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

2. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.
3. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.
4. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.
5. Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).
6. Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.
7. Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). A Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.
Residual Interest Bonds. A Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Manager considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond’s rating falls below investment grade.
Yield and Price Characteristics of Municipal Obligations. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.
Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of a Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of a Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which a Fund invests (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.
Policies and Limitations.  Short Duration Bond Portfolio may invest up to 5% of its net assets in municipal obligations.
Except as otherwise provided in the Prospectuses and this SAI, each Fund’s investment portfolio may consist of any combination of the types of municipal obligations described in its Prospectus or in this SAI.  The proportions in which each Fund invests in various types of municipal obligations will vary from time to time.
Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Preferred Stock (Equity Funds).  A Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Private Companies and Pre-IPO Investments.  Investments in private companies, including companies that have not yet issued securities publicly in an IPO (“Pre-IPO shares”) involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for a Fund to value.  Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns.  In addition, private companies may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist).  This could lead to bankruptcy or liquidation of such private company or the dilution or subordination of a Fund’s investment in such private company. Additionally, there is significantly less information available about private companies’ business models, quality of management, earnings growth potential and other criteria used to evaluate their investment prospects and the little public information available about such companies may not be reliable. Because financial reporting obligations for private companies are not as rigorous as public companies, it may be difficult to fully assess the rights and values of certain securities issued by private companies.  A Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable.  Although there is a potential for pre-IPO shares to increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of a Fund’s investment to decrease significantly. Moreover, because securities issued by private companies shares are generally not freely or publicly tradable, a Fund may not have the opportunity to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The private companies a Fund may invest in may not ever issue shares in an IPO and a liquid market for their pre-IPO shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity.  A Fund’s investment in a private company’s securities will involve investing in restricted securities.  See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities.
Real Estate-Related Instruments (Equity Funds).  The Funds may invest in securities issued by real estate companies.  Under normal conditions at least 80% of the Real Estate

Portfolio’s net assets, plus borrowing for investment purposes, will be invested in the securities of companies principally engaged in the real estate industry.  A company is “principally engaged” in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate.  Under normal conditions the Real Estate Portfolio may invest up to 20% of its net assets in securities of companies not primarily engaged in the real estate industry.
A Fund will not invest directly in real estate, but a Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject a Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.
 Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.
REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.
REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.
Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years and its after-effects, including the European sovereign debt and banking crises, have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain how long these conditions will continue.  These events and the potential for continuing market turbulence may have an adverse effect on one or more of the Funds.
These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. The values of many types of securities, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities, have been reduced. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.
The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.
The election in Greece of a populist government, intent on changing the terms of the nation’s austerity and bail-out plan, has brought to the forefront tensions within the European economic structure that, if not handled skillfully, could result in economic disruption in the eurozone, which could occur abruptly.  If Greece receives significant concessions, populist parties in Spain, Portugal, Italy and France may seek similar concessions, which could affect the holders of those countries’ debt.  If Greece does not receive such concessions and opts to leave the eurozone, the economic consequences could be severe for Greece and harmful to its trading partners and banks and others around the world that hold Greek debt.  The outcome of the current situation cannot be predicted at this time.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there were rising delinquency rates. These defaults have caused an unexpected degree of losses for holders. Questions have been raised about whether the quality of the underlying mortgages was misrepresented, and suits have been filed against some lenders and “bundlers” of mortgages. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.
Some financial institutions and other enterprises may have large exposure to certain types of securities of uncertain quality, which could have a negative effect on the broader economy.
Events in the financial markets and the broader economy eroded the tax bases of some state and local governments in recent years, as well as their access to the credit markets. This put downward pressure on the value of some municipal securities. Some traditional insurers of municipal securities also experienced financial stress.
The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.  In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
The situation in the financial markets resulted in calls for increased regulation, and the need of many financial institutions for government help gave lawmakers and regulators new leverage. In the U.S., the Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that has continued to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation, some in ways that are still unforeseeable. Full compliance with some of the implementing regulations is not yet required. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.
The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination from certain U.S. federal securities regulation, including the 1940 Act, of references to or requirements to rely on credit ratings issued by nationally recognized statistical rating organizations. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing also entails the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. Margin requirements for cleared derivatives will be imposed by clearing organizations and for uncleared derivatives by regulators.  Acceptable collateral for these purposes will be limited to high-quality, highly liquid instruments, some of which may be credited at less than current market value when posted as margin.  In addition, even the long-term sovereign credit rating of the U.S. has been downgraded in recent years.  These factors could lead to an increasing scarcity of acceptable collateral to post as margin for derivatives, which has the potential to increase the cost of entering into certain derivative transactions.
The regulators that have been charged with the primary responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. In 2012, the CFTC adopted a revision to one of its rules that either restricts the use of derivatives by a 1940 Act fund (see “Regulatory Limitations on Using Futures, Options on Futures, and Swaps”) or requires the fund’s adviser to register as a commodity pool operator. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published, what the content of such guidance may be, or the extent to which it might limit the use of derivatives by 1940 Act funds.
Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.
Repurchase Agreements.  In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System (or with respect to International Equity Portfolio, from a foreign bank or from a U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from the Fund at a higher price on a designated future date.  Repurchase agreements generally are for a short period of time, usually less than a week.  Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults.  The Manager monitors the creditworthiness of sellers.  If International Equity Portfolio enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.
Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities.  No Fund may enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities.  A Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.
Restricted Securities and Rule 144A Securities.  A Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager, acting under guidelines established by the Fund Trustees, will determine whether investments in Rule 144A securities are liquid or illiquid.
Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act.  In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.
Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are deemed illiquid, purchases thereof will be subject to a Fund’s 15% limitation on investments in illiquid securities.
Reverse Repurchase Agreements.  In a reverse repurchase agreement, a Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest.  Reverse repurchase agreements may increase fluctuations in a Fund’s NAV and may be viewed as a form of leverage.  There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.  The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of a Fund’s investment policies and limitations concerning borrowings.  While a reverse repurchase agreement is outstanding, a Fund will deposit in a segregated account with its custodian or designate on its records as segregated cash or appropriate liquid securities, marked to market daily, in an amount at least equal to that Fund’s obligations under the agreement.
Risks of Reliance on Computer Programs or Codes.  Many processes used in Fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect a Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.
While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Funds have limited insight into the computer programs and processes of some service providers and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.
Securities Loans.  A Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. A Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  The Funds do not have the right to vote on securities while they are on loan.  However, it is each Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.  The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Funds may loan securities through a separate operating unit of Neuberger Berman LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Funds also may loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.
Policies and Limitations.  Each Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees.  The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  A Fund does not count collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program. Securities lending by Socially Responsive Portfolio is not subject to the that Fund’s social policy.
Securities of ETFs and Other Exchange-Traded Investment Vehicles.  A Fund may invest in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, a Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold.   The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers.  ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to a Fund’s investment in securities of other investment companies generally apply also to a Fund’s investment in securities of ETFs.  See the section entitled “Securities of Other Investment Companies.”
Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).  Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.
A Fund may effect short sales of exchange-traded investment vehicles and may also purchase and sell options on shares of exchange-traded investment vehicles. If a Fund effects a short sale of an exchange-traded investment vehicle, it may take long positions in individual securities held by the exchange-traded investment vehicle to limit the potential loss in the event of an increase in the market price of the exchange-traded investment vehicle sold short.
Securities of Other Investment Companies.  As indicated above, investments by a Fund in shares of other investment companies are subject to the limitations of the 1940 Act and the rules and regulations thereunder.  However, pursuant to an exemptive order from the SEC, a Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder subject to the terms and conditions of the order. A Fund may invest in the securities of other investment companies, including open-end management companies and closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies.  Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.  When investing in the securities of other investment companies, a Fund will be indirectly exposed to all the risks of such investment companies' portfolio securities.  In addition, as a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses.  Fees and expenses incurred indirectly by a Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in a Fund’s prospectus fee table.  For certain investment companies, such as BDCs, these expenses may be significant.  An investment in the securities of certain types of investment companies, such as closed-end management companies, may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuers' portfolio securities. The Funds do not intend to invest in the securities of other investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge.
Notwithstanding the foregoing, each Fund generally may purchase or redeem, without limitations, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption.  If such fees are paid, the NB Management must waive its management fee in an amount necessary to offset the amounts paid.
Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for a Fund to lose money by investing in money market funds.

Policies and Limitations. A Fund may invest an unlimited amount of its uninvested cash in shares of money market funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Manager or an affiliate, under specified conditions. See “Cash Management and Temporary Defensive Positions.”

Otherwise, a Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate. However, a Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as a Fund, to invest in the ETF in excess of the limits described above. In addition, each Fund may exceed these limits when investing in shares of other investment companies, subject to the terms and conditions of an exemptive order from the SEC.
Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Short Sales (International Equity Portfolio, Large Cap Value Portfolio and Mid Cap Intrinsic Value Portfolio).  The Funds may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged.  The Funds also may use short sales in an attempt to realize gain.  To affect a short sale, a Fund borrows a security from or through a brokerage firm to make delivery to the buyer.  A Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement.  Until the security is replaced, a Fund is required to pay the lender any dividends on the borrowed security and may be required to pay a loan fees or interest.
A Fund may realize a gain if the security declines in price between the date of the short sale and the date on which a Fund replaces the borrowed security.  A Fund will incur a loss if the price of the security increases between those dates.  The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest a Fund is required to pay in connection with a short sale.  A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.
A Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.
The effect of short selling is similar to the effect of leverage.  Short selling may amplify changes in a Fund’s NAV.  Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.
When a Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, a Fund may need to maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions).
Policies and Limitations. A Funds’ ability to engage in short sales may be impaired by temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.
Structured Notes.  A Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded OTC. The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.

Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.
Technology Securities.  These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so.  Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology.  The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments.  In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility.  Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.
The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.  In addition, such companies may be subject to intense competition from larger or more established companies.
Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, occupation of Iraq and Afghanistan by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.
U.S. Government and Agency Securities.  “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.
“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See the section entitled “Mortgage-Backed Securities,” above.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.
U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.
A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.
Variable or Floating Rate Securities; Demand and Put Features and Guarantees.  Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.
Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet a Fund’s quality standards.

Accordingly, in purchasing these securities, a Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer.  A Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price.  A Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.
Policies and Limitations.  No Fund may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer.  For purposes of this limitation, each Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit.     For purposes of determining its dollar-weighted average maturity, a Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7.  In calculating its dollar-weighted average maturity and duration, a Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, the Manager considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.
Warrants and Rights. Warrants and rights may be acquired by a Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide a Fund with the right to purchase other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of the warrants and rights if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
When-Issued and Delayed-Delivery Securities and Forward Commitments. A Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed-delivery purchases and forward commitment transactions enable a Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that a counterparty may fail to complete the purchase or sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, a Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of  the underlying securities are not reflected in a Fund’s NAV as long as the commitment to sell remains in effect.

When-issued, delayed-delivery and forward commitment transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

A Fund will purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions.

The Income Funds may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian , or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on a Fund’s records as segregated, while the commitment is outstanding.  These procedures are designed to ensure that a Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

Zero Coupon Securities, Step Coupon Securities, Discount Obligations and Pay-in-Kind Securities.  Each Fund may invest in zero coupon securities, discount obligations and pay-in-kind securities, and Balanced Portfolio and Short Duration Bond Portfolio may also invest in step coupon securities, each of which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin paying current interest.  Discount obligations involve special risk considerations. Zero coupon and step coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.
Zero coupon and step coupon securities are redeemed at face value when they mature. OID must be included in a Fund’s gross income for federal tax purposes ratably prior to the receipt of any actual payments. Pay-in-kind securities pay “interest” through the issuance of additional securities.
Because each Fund must distribute substantially all of its net investment income (including non-cash income attributable to OID and “interest” on pay-in-kind securities) and net realized gains to its shareholders each taxable year to qualify (in the case of Real Estate Portfolio) or continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income tax, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirement. See “Additional Tax Information.”
The market prices of zero coupon, step coupon, and pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Zero coupon and step-coupon securities and discount obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.
Socially Responsive Portfolio - Description of Social Policy
Social Investment Guidelines
Socially Responsive Portfolio believes that corporate responsibility is a hallmark of quality and has the potential to produce positive investment results. The Fund is designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship. The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet its value-oriented financial and environmental, social and governance (ESG) criteria (i.e., its social policy). The Fund focuses on companies that are responsive to environmental issues; are agents of favorable change in workplace policies (particularly for women and minorities); are committed to upholding universal human rights standards; and are good corporate citizens. In addition, the Fund avoids companies with products with negative public health implications.
The Fund looks for companies that show leadership in their environmental and workplace practices.  The Fund seeks to invest in companies that demonstrate ESG policies in the following areas:
▪	Environmental issues
▪	Employment practices and diversity policies
▪	Community relations
▪	Supply chain issues
▪	Product integrity (safety, quality)
▪	Disclosure and sustainability reporting

In addition to examining ESG practices, the Fund endeavors to avoid companies that derive revenue from gambling or the production of:
▪	tobacco,
▪	alcohol,
▪	weapons, or
▪	nuclear power.

The Fund may also consider public health issues, externalities associated with a company’s products, and general corporate citizenship in making its investment decisions.
Interpretation of Social Investment Guidelines
All applications of the Fund’s Social Investment Guidelines require interpretation in their application and are at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund’s Social Investment Guidelines.
Tobacco
Manufacturers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of tobacco products. This primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).
Processors and Suppliers. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.
Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.

Tobacco-Related Products. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture of tobacco products, such as cigarette papers and filters.
The Fund may buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the Fund does not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.
Alcohol
Manufacturers and Producers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This primarily excludes distillers of hard liquors, brewers, and vintners.
Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This relates primarily to restaurant chains and convenience stores.
The Fund may buy or hold:
▪	agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers);
▪	companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages; or
▪	companies that produce products to be used in production of alcohol such as: enzymes, catalysts and fermentation agents.

Gambling
Owners and Operators. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.
Manufacturers of Gaming Equipment. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.
The Fund may buy or hold companies that:
▪	provide specialized financial services to casinos; or
▪	sell goods or services that are clearly nongaming-related to casinos or other gaming operations.

Nuclear Power
Owners and Operators. The Fund does not buy or hold companies that are owners or operators of nuclear power plants. This primarily excludes major electric utility companies.
The Fund may buy or hold:
▪	engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or
▪	electric utility companies that are purchasers and distributors of electricity that may have been generated from nuclear power plants (but are not themselves owners/operators of such plants).

Military Contracting
Major Prime Contractors. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons related contracts. Although the Fund may invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, substantial in dollar value and designed exclusively for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the Fund will make a good faith effort to do so.
Non-Weapons-Related Sales to the Department of Defense. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense (“DoD”).
In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. The Fund will use its best judgment in making such determinations.
The Fund may buy or hold companies that:
▪	have some minor military business;
▪	have some contracts with the DoD for goods and services that are clearly not weapons-related; or
▪
manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are specifically and exclusively weapons-related).

Firearms
Manufacturers. The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.
Retailers. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.

Environment
Best of Class Approach
The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship and sustainability through either minimizing their environmental footprint or producing products and services that have a direct environmental benefit. Among other things, it will look for companies:
▪	that have integrated environmental management systems;
▪	have heightened awareness and are proactively addressing climate change related issues;
▪	have measurably reduced their emissions to the air, land or water and/or are substantially lower than their peers;
▪	continue to make progress in implementing environmental programs to increase efficiency, decrease energy and water consumption and reduce their overall impact on biodiversity;
▪	have innovative processes or products that offer an environmental benefit including but not limited to clean technology, renewables, alternative energy and organic agriculture;
▪	are committed to the public disclosure of environmental policies, goals, and progress toward those goals;
▪	have minimized penalties, liabilities and contingencies and are operationally sustainable; and
▪	participate in voluntary environmental multi-stakeholder initiatives led by government agencies such as the Environmental Protection Agency (EPA) and/or non-governmental organizations (NGOs).

Environmental Risk
The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:
▪	are major manufacturers of hydrochloroflurocarbons, bromines, or other ozone-depleting chemicals;
▪	are major manufacturers of pesticides or chemical fertilizers;
▪	operate in the gold mining industry; or
▪	design, market, own, or operate nuclear power plants (see Nuclear Power section).

The Fund seriously considers a company’s environmental liabilities, both accrued and unaccrued, as a measure of environmental risk. It views public disclosure of these liabilities as a positive step.
Regulatory Problems
The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:
▪	environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or
▪	highly publicized community environmental lawsuits or controversies.

Positive factors may include:
▪	preparing for potential regulatory changes,
▪	implementing a consistent set of standards across a company’s business globally; and
▪	having demonstrated consistent and sustained implementation of practices that address and remedy prior fines, censures or judgments.

If a company already held in the Fund becomes involved in an environmental controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.
Employment and Workplace Practices
The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:
▪
offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;

▪	have taken extraordinary steps to treat their unionized workforces fairly; and
▪
have exceptional workplace safety records, particularly Occupational Safety and Health Administration Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation insurance rates.

The Fund will seek to avoid investing in companies that have:
▪	demonstrated a blatant disregard for worker safety; or
▪	historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.

Although the Fund is deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The Fund recognizes that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.
Diversity
The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other factors, it will look for companies that:
▪	have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity;

▪	promote women and people of color into senior line positions;
▪	appoint women and people of color to their boards of directors;
▪	offer diversity training and support groups; and
▪	purchase goods and services from women- and minority-owned firms.
The Fund attempts to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation. In general, the Fund does not buy companies:
▪	that are currently involved in unsettled major class action discrimination lawsuits;
▪	that are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or
▪	that have exceptional historical patterns of discriminatory practices.

Although the Fund views companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.
While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company’s exclusion from the Fund.
Community Relations
The Fund believes that it is important for companies to have positive relations with the communities in which they are located inclusive of all races and socio-economic status. It will seek to invest in companies that:
▪	have open communications within the communities in which they operate;
▪	actively support charitable organizations, particularly multi-year commitments to local community groups; and
▪	offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations; and
▪	earn the ‘right to operate’ and minimize business interruption through active communications with the local community.

The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See “Environmental Risk” and “Regulatory Problems” above). The Fund will be particularly stringent with those companies of which the managers are aware that do not have positive relations with the communities in which they operate.
If a company already held in the Fund becomes involved in a discrimination controversy or community controversy, the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Human Rights
The Fund endeavors to invest in companies who recognize universal human rights standards such as the United Nations Universal Declaration of Human Rights and the ILO system of standards. We look for companies that:
▪	have taken steps to refine their disclosure methods so that they are complete, consistent and measurable;
▪	have developed or are in the process of developing a vision and human rights strategy or to formalize an already existing standard and process;
▪
have identified or are in the process of identifying opportunities that will enhance their overall business and/or where they can take a leadership and advocacy role and extend principles to their suppliers, networks and stakeholders within their sphere of influence; or

▪	strive to build partnerships with NGOs (non-governmental organizations), local communities, labor unions and other businesses in order to learn best practices.

Product Integrity (Safety, Quality)
The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the Fund will consider:
▪	the nature of a company’s products;
▪	whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities;
▪	if a company’s products are innovative and/or address unmet needs, with positive environmental and societal benefits; or
▪	whether a company is a leader in quality, ethics and integrity across the supply, production, distribution and post-consumption recycling phases.

Supply Chain Management
The Fund seeks companies with well-managed supply chain systems that meet or exceed reliability, efficiency, product quality and regulatory standards. Among other things, the Fund will consider:
▪	companies that have identified or are in the process of identifying the components of their supply chains; and
▪	companies that engage suppliers to commit to an ESG standard code of conduct.

Disclosure
The Fund seeks companies that demonstrate a commitment to:
▪	enhanced transparency and ESG/sustainability reporting, such as the Global Reporting Initiative (GRI); and
▪	participation in voluntary multi-stakeholder initiatives relevant to their business and supply chain.

General
Corporate Actions. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and lacking a credible path to remediation no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies’ shares whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers.
Ownership. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.
PERFORMANCE INFORMATION
Each Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor’s original cost.
TRUSTEES AND OFFICERS
The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management, Neuberger Berman and Neuberger Berman Fixed Income LLC (“NBFI”).  A Fund Trustee who is not an “interested person” of NB Management (including its affiliates) or the Trust is deemed to be an independent Fund Trustee (“Independent Fund Trustee”).

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Faith Colish (1935)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	61	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	61
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc.  (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	61
Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper,  2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 1999	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	61
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	61
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011;Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	61
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	61
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 1984	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	61	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee(4)	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			61
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President inception to 2008	Managing Director, Neuberger Berman, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	61	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158. Independent Fund Trustees are Fund Trustees who are not “interested persons” of NB Management or the Trust.

(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument, subject to any limitations on the term of service imposed by the By-laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two‑thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two‑thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)	For funds organized in a master-feeder structure, the master fund and its associated feeder funds are counted as a single portfolio.

*
Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust because each is an officer of NB Management, Neuberger Berman and/or their affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2002
General Counsel and Senior Vice President, NB Management since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, NB Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008;  formerly, Vice President, NB Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Employee, NB Management, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Employee, NB Management, since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, NB Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2008
Managing Director, Neuberger Berman, since 2014; Vice President, NB Management, since 2008  and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger Berman, since 2008 and Employee since 1999;  formerly, Employee, NB Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which NB Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1992; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, Neuberger Berman, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger Berman, 2004 to 2006; Vice President, ten registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, ten registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

_______________
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By‑Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees
The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s investment advisory and sub-advisory contracts and other principal contracts.
The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.
Additional Information About Fund Trustees
In choosing each Fund Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, their demonstrated willingness to take an independent and questioning stance toward management.  Each Fund Trustee also now has considerable familiarity with the Trust and each fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a trustee of the Trust.  No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.
Independent Fund Trustees
Faith Colish:  Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws. She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization.  She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program.  She has served as a Fund Trustee for multiple years.

Martha C. Goss:  Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university.  She has served as a Fund Trustee for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Trustee for multiple years.

Howard A. Mileaf:  Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company.  He has accounting and management experience at a major accounting firm.  He has served as a member of the boards of various profit and not-for-profit organizations.  He has served as a Fund Trustee for multiple years.

George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served on the board of another mutual fund complex.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance.  He has served as a Fund Trustee for multiple years.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.

Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.  She has served as a Fund Trustee for multiple years.

Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He has served as a Fund Trustee for multiple years.

Fund Trustees who are “Interested Persons”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  He serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Trustee since 2009.

Robert Conti:  Mr. Conti has investment management experience as an executive with Neuberger Berman.  He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization.  He has served as a Fund Trustee since 2008.

Information About Committees

The Board has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board are described below.
Audit Committee. The Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds’ independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firm; (e) to act as a liaison between the Funds’ independent registered public accounting firm and the full Board; (f) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (g) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; and (h) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available. Its members are Howard A. Mileaf, George W. Morriss (Chair), Candace L. Straight (Vice Chair), and Peter P. Trapp.  All members are Independent Fund Trustees. During the fiscal year ended December 31, 2014, the Committee met eight times.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to approve or renew the Trust’s principal contractual arrangements and Rule 12b-1 plans.  Prior to March 25, 2015, the Committee also generally oversaw the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; effective March 25, 2015, the Ethics and Compliance Committee has assumed this responsibility.  Its members are Faith Colish, Martha C. Goss (Vice Chair), and Candace L. Straight (Chair). All members are Independent Fund Trustees. During the fiscal year ended December 31, 2014, the Committee met four times.
Ethics and Compliance Committee. The Ethics and Compliance Committee generally oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) the activities of the Trust’s Chief Compliance Officer (“CCO”); (d) the activities of management personnel responsible for identifying, prioritizing, and managing compliance risks and operational risk; (e) the adequacy and fairness of the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which a Fund deals with the manager or any affiliate of the manager as principal or agent; and (f) effective March 25, 2015, the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are Faith Colish (Chair), Michael M. Knetter (Vice Chair), and Tom D. Seip. All members are Independent Fund Trustees. During the fiscal year ended December 31, 2014, the Committee met five times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NB Management, Neuberger Berman and NBFI.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board when the Board of Trustees is not in session to the extent permitted by Delaware law. Its members are Faith Colish, Robert Conti (Vice Chair), Martha C. Goss, Michael M. Knetter, George W. Morriss, Tom D. Seip (Chair), Candace L. Straight, and Peter P. Trapp. All members except for Mr. Conti are Independent Fund Trustees. During the fiscal year ended December 31, 2014, the Committee did not meet.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers (except the CCO) as to whom the Board is charged with approving compensation. Its members are Martha C. Goss (Chair), Michael M. Knetter, Howard A. Mileaf (Vice Chair), and Tom D. Seip. All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Advisers Management Trust, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended December 31, 2014, the Committee did not meet.
Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Each Fund Trustee is a member of the Committee. Michael M. Knetter and Peter P. Trapp are the Chair and Vice Chair, respectively, of the Committee. All members except for Mr. Amato and Mr. Conti are Independent Fund Trustees.  During the fiscal year ended December 31, 2014, the Committee met four times.
Risk Management Oversight
As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board oversees risk management of the Funds’ administration and operations.  The Board views risk management as an important responsibility of management.
A Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund.  Under the overall supervision of the Board, the Funds, the Funds’ investment manager, the Funds’ sub-advisers and the affiliates of the investment manager and the sub-advisers, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.
The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Funds’ independent auditor.  The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.
Compensation and Indemnification
The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.
Effective January 1, 2015, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NB Management or its affiliates receives an annual retainer of $140,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each receives $20,000 per year and each Chair of the other Committees receives $15,000 per year.  No additional compensation is provided for service on a Board committee.  The Chair of the Board who is also an Independent Fund Trustee receives an additional $50,000 per year.
Prior to January 1, 2015, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and each Fund Trustee who is an interested person of the Trust who is not an employee of NB Management or its affiliates received an annual retainer of $125,000, paid quarterly, and a fee of $12,500 for each of the regularly scheduled meetings he or she attended in-person or by telephone.  For any additional special in-

person or telephonic meeting of the Board, the Governance and Nominating Committee determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee received $12,500 per year.  No additional compensation was provided for service on a Board committee.  The Chair of the Board who is also an Independent Fund Trustee received an additional $45,000 per year.
The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.
The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.
TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 12/31/2014
Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
Faith Colish Trustee	$38,776	$200,000
Martha C. Goss Trustee	$38,776	$200,000
Michael M. Knetter Trustee	$38,776	$200,000
Howard A. Mileaf Trustee	$38,776	$187,500
George W. Morriss Trustee	$38,776	$200,000
Tom D. Seip Chairman of the Board and Trustee	$45,062	$232,500
Candace L. Straight Trustee	$38,776	$200,000
Peter P. Trapp Trustee	$38,776	$200,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato Trustee	$0	$0
Robert Conti President, Chief Executive Officer and Trustee	$0	$0

On April 1, 2015, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.
Ownership of Securities by Fund Trustees
The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in the Trust and in all the funds in the fund family overseen by the Fund Trustee as of December 31, 2014. None of the Fund Trustees own securities in the Trust because Fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts or through certain qualified pension and retirement plans.
Name of Fund Trustee	Dollar Range of Equity Securities in Neuberger Berman Advisers Management Trust	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies*
Independent Fund Trustees
Faith Colish	A	E
Martha C. Goss	A	E
Michael M. Knetter	A	E
Howard A. Mileaf	A	E
George W. Morriss	A	E
Tom D. Seip	A	E
Candace L. Straight	A	E
Peter P. Trapp	A	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A	E
Robert Conti	A	E
*Valuation as of December 31, 2014
A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = over $100,000
Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
Investment Manager and Administrator
NB Management serves as each Fund’s investment manager pursuant to a management agreement (“Management Agreement”) dated May 4, 2009.

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Funds in its discretion and will continuously develop an investment program for each Fund’s assets.  The Management Agreement permits NB Management to effect securities transactions on behalf of each Fund through associated persons of NB Management.  The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to a Fund.
NB Management provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions.  NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management.  Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust.  See the section entitled “Trustees and Officers.” Each Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.
NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Funds pursuant to two administration agreements with the Trust, one for Class I and one for Class S, each dated May 4, 2009 (each, an “Administration Agreement”). For such administrative services, each Class of a Fund pays NB Management a fee based on the Class’s average daily net assets, as described below.
NB Management engages either Neuberger Berman or NBFI as sub-adviser to the Funds.  See the section entitled “Sub-Adviser” below.
The Management Agreement continues until October 31, 2015. It is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund. Each Administration Agreement continues until October 31, 2015. Each Administration Agreement is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund.
The Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NB Management. Each Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NB Management. Each Agreement terminates automatically if it is assigned.
From time to time, NB Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate NAV of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.
Management and Administration Fees
For investment management services, Balanced Portfolio, Growth Portfolio, Guardian Portfolio, Mid Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Intrinsic Value Portfolio and Socially Responsive Portfolio each pay NB Management a fee at the annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.  Small Cap Growth Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $500 million of the Fund’s average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $2.5 billion.  International Equity Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.  Short Duration Bond Portfolio pays NB Management a fee for investment management services at the annual rate of 0.25% of the first $500 million of the Fund’s average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of the Fund’s average daily net assets in excess of $2 billion.  Real Estate Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the Fund’s average daily net assets.
For administrative services, each Fund (except Short Duration Bond Portfolio) pays NB Management a fee at the annual rate of 0.30% of that Fund’s average daily net assets.  For administrative services, Short Duration Bond Portfolio pays NB Management a fee at the annual rate of 0.40% of average daily net assets.  In addition, each Fund pays certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board on actual expenses.
During the fiscal years ended December 31, 2014, 2013 and 2012, each Fund accrued management and administration fees as follows.

Fund	Management and Administration Fees Accrued for Fiscal Years Ended December 31
	2014	2013	2012
Balanced Portfolio	$121,616	$126,321	$129,436

Growth Portfolio	$66,946	$65,407	$63,773

Guardian Portfolio	$733,044	$765,525	$715,011

International Equity Portfolio	$797,518	$233,269	$229,333

Mid Cap Growth Portfolio	$1,692,342	$2,020,125	$2,740,463

Large Cap Value Portfolio	$592,952	$553,375	$563,398

Mid Cap Intrinsic Value Portfolio	$1,274,320	$1,156,678	$1,047,331

Real Estate Portfolio	$N/A^	N/A^	N/A^

Short Duration Bond Portfolio	$1,362,028	$1,448,005	$1,583,484

Small Cap Growth Portfolio	$209,989	$198,157	$182,761

Socially Responsive Portfolio	$2,910,231	$2,300,476	$1,714,758

^ No data available because the Fund had not yet commenced operations.

Contractual Expense Limitations
NB Management has contractually undertaken, during the respective period noted below, to waive fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses, excluding certain items as noted below, do not exceed the rate per annum noted below.
Each Fund has agrees to repay NB Management out of assets attributable to each of its respective Classes for any fees waived by NB Management under the expense limitation or any Operating Expenses NB Management reimburses in excess of the expense limitation, provided that the repayment does not cause that Class’ Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NB Management, whichever is lower. Any such repayment must be made within three years after the year in which NB Management incurred the expense.
With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and Class-by-Class basis.
Fund	Class	Limitation Period	Expense Limitation
Balanced	I	12/31/2018	1.00%*
Growth	I	12/31/2018	1.00%*
Guardian	I	12/31/2018	1.00%*
	S	12/31/2018	1.25%^

Fund	Class	Limitation Period	Expense Limitation
International Equity	S	12/31/2018	1.50%^
Large Cap Value	I	12/31/2018	1.00%*
Mid Cap Growth	I	12/31/2018	1.00%*
	S	12/31/2018	1.25%^
Mid Cap Intrinsic Value	I	12/31/2018	1.50%^
	S	12/31/2020	1.25%^
Real Estate	I	12/31/2018	1.75%^
Short Duration Bond	I	12/31/2018	1.00%*
Small Cap Growth	S	12/31/2018	1.40%^
Socially Responsive	I	12/31/2018	1.30%^
	S	12/31/2018	1.17%^
* Excluding the compensation of NB Management, interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any.
^ Excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any.
NB Management reimbursed each Class of each Fund listed below the following amount of expenses pursuant to each Fund’s contractual arrangement:
		Expenses Reimbursed for Fiscal Periods Ended December 31,
Fund	Class	2014	2013	2012
Balanced	Class I	$28,160	$28,041	$25,078
Growth	Class I	$36,771	$43,009	$52,518
Guardian	Class I	$0	$0	$0
	Class S	$60,850	$85,743	$77,887
International Equity	Class S	$187,924	$197,811	$208,062
Large Cap Value	Class I	$0	$0	$0
Mid Cap Growth	Class I	$0	$0	$0
	Class S	$0	$6,663	$0
Mid Cap Intrinsic Value	Class I	$0	$0	$0
	Class S	$12,553	$19,254	$36,201
Real Estate	Class I	$0	$0	$0
Short Duration Bond	Class I	$0	$0	$0
Small Cap Growth	Class S	$122,891	$124,811	$133,197
Socially Responsive	Class I	$0	$0	$0
	Class S	$45,262	$55,545	$80,791

Each Class of each Fund listed below repaid NB Management the following amounts of expenses that NB Management reimbursed to each Class.
		Expenses Repaid for Fiscal Periods Ended December 31,
Fund	Class	2014	2013	2012
Mid Cap Growth	Class S	$3,674	-	$8,207

Sub-Advisers
NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Balanced Portfolio, Growth Portfolio, Guardian Portfolio, International Equity Portfolio, Mid Cap Growth Portfolio, Large Cap Value Portfolio, Real Estate Portfolio, Mid Cap Intrinsic Value Portfolio, Small Cap Growth Portfolio and Socially Responsive Portfolio and NBFI, 200 South Wacker Drive, Suite  2100, Chicago, IL 60601, as sub-adviser with respect to the Short Duration Bond Portfolio, pursuant to the respective sub-advisory agreements, each dated May 4, 2009 (both Neuberger Berman and NBFI are referred to collectively as “Sub-Advisers” and individually as “Sub-Adviser”, as applicable, and both sub-advisory agreements collectively, the “Sub-Advisory Agreements”).
The Sub-Advisory Agreements provide in substance that the Sub-Adviser will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that the Sub-Adviser from time to time provides to its principals and employees for use in managing client accounts, as NB Management reasonably requests.  In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of the Sub-Adviser.  This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management.  The Sub-Advisory Agreements provide that the services rendered by the Sub-Adviser will be paid for by NB Management on the basis of the direct and indirect costs to the Sub-Adviser in connection with those services.
Each Sub-Advisory Agreement continues until October 31, 2015, and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. Each Sub-Advisory Agreement is subject to termination, without penalty, with respect to a Fund by the Fund Trustees, or by a 1940 Act majority vote of the outstanding shares of the Fund, by NB Management, or by Neuberger Berman or NBFI on not less than 30 nor more than 60 days’ prior written notice to the Fund.  The Sub-Advisory Agreement also terminates automatically with respect to a Fund if it is assigned or if the Management Agreement terminates with respect to that Fund.

Portfolio Manager Information

The table below lists the Portfolio Manager(s) of each Fund and the Funds for which the Portfolio Manager has day-to-day management responsibility.

Portfolio Manager	Fund(s) Managed
David H. Burshtan	Small Cap Growth Portfolio
Ingrid S. Dyott	Guardian Portfolio Socially Responsive Portfolio
Michael Foster	Balanced Portfolio Short Duration Bond Portfolio
Richard Grau	Balanced Portfolio Short Duration Bond Portfolio
Michael C. Greene	Mid Cap Intrinsic Value Portfolio
Brian Jones	Real Estate Portfolio
Sajjad S. Ladiwala	Guardian Portfolio Socially Responsive Portfolio
Arthur Moretti	Guardian Portfolio Socially Responsive Portfolio
Eli Salzmann	Large Cap Value Portfolio
Benjamin Segal	International Equity Portfolio
Steve Shigekawa	Real Estate Portfolio
Thomas Sontag	Balanced Portfolio Short Duration Bond Portfolio
Mamundi Subhas	Guardian Portfolio Socially Responsive Portfolio
Kenneth J. Turek	Balanced Portfolio Growth Portfolio Mid Cap Growth Portfolio

Accounts Managed
The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of December 31, 2014, except as otherwise indicated.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
David H. Burshtan***

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Registered Investment Companies*	2	105	-	-

Other Pooled Investment Vehicles	-	-	-	-

Other Accounts**	-	-	-	-

Ingrid S. Dyott***

Registered Investment Companies*	5	4,606	-	-

Other Pooled Investment Vehicles	3	469	-	-

Other Accounts**	1,410	2,132	-	-

Michael Foster***

Registered Investment Companies*	3	255	-	-

Other Pooled Investment Vehicles	-	-	-	-

Other Accounts**	13	1,402	-	-

Richard Grau***

Registered Investment Companies*	5	644	-	-

Other Pooled Investment Vehicles	2	68	-	-

Other Accounts**	193	2,078	-	-

Michael C. Greene***

Registered Investment Companies*	4	822	-	-

Other Pooled Investment Vehicles	-	-	-	-

Other Accounts**	80	161	-	-

Brian Jones***

Registered Investment Companies*	3	1,525	-	-

Other Pooled Investment Vehicles	4	1,012	-	-

Other Accounts**	102	101	1	34

Sajjad S. Ladiwala***

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Registered Investment Companies*	5	4,606	-	-

Other Pooled Investment Vehicles	3	469	-	-

Other Accounts**	1,410	2,132	-	-

Arthur Moretti***

Registered Investment Companies*	5	4,606	-	-

Other Pooled Investment Vehicles	3	469	-	-

Other Accounts**	1,410	2,132	-	-

Eli Salzmann***

Registered Investment Companies*	3	1,813	-	-

Other Pooled Investment Vehicles	-	-	-	-

Other Accounts**	25	441	-	-

Benjamin Segal***

Registered Investment Companies*	9	2,758	-	-

Other Pooled Investment Vehicles	7	384	-	-

Other Accounts**	2,090	3,864	-	-

Steve Shigekawa***

Registered Investment Companies*	3	1,525	-	-

Other Pooled Investment Vehicles	4	1,012	-	-

Other Accounts**	102	101	1	34

Thomas Sontag***

Registered Investment Companies*	10	4,319	-	-

Other Pooled Investment Vehicles	9	1,744	1	73

Other Accounts**	261	30,048	-	-

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Mamundi Subhas***

Registered Investment Companies*	5	4,606	-	-

Other Pooled Investment Vehicles	3	469	-	-

Other Accounts**	1,410	2,132	-	-

Kenneth J. Turek***

Registered Investment Companies*	6	2,549	-	-

Other Pooled Investment Vehicles	1	4	-	-

Other Accounts**	-	-	-	-

*Registered Investment Companies include all funds managed by the Portfolio Manager, including the Fund.
**Other Accounts include: Institutional Separate Accounts, Subadvised Accounts, and Managed Accounts (WRAP Accounts).
*** A portion of certain accounts may be managed by other Portfolio Managers; however, the total assets of such accounts are included even though the Portfolio Manager listed is not involved in the day-to-day management of the entire account.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all Funds or accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman, NBFI and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation of Portfolio Managers
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  Certain employees (generally senior management and investment professionals, including most of the senior Portfolio Managers on the mutual fund teams) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. Most equity issuances are subject to vesting.

Contingent Compensation.  Certain employees (generally those with a total compensation of greater than $500,000, determined annually) may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”).  Under the CCP, up to 25% of a participant’s compensation is contingent and subject to vesting. For Portfolio Managers, contingent amounts under the CCP are held in a notional account in the team’s strategy and a portion may also be held in the Neuberger Berman Portfolio, which is a portfolio of the investment strategies we manage across the firm. Currently, certain CCP participants may also elect to have a portion of their contingent compensation delivered in the form of equity. Subject to continued employment at the firm and other conditions, a participant’s contingent compensation vests in equal amounts over three years.

Restrictive Covenants.  All employees who have received equity and most other investment professionals and senior managers are subject to notice periods and restrictive covenants which include non-solicit restrictions. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages, as of December 31, 2014.  Beneficial ownership includes a Portfolio Manager's direct investments, investments by immediate family members, and notional amounts invested through contingent compensation plans.  None of the Portfolio Managers own Fund shares because Fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts or through certain qualified pension and retirement plans.
Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
David H. Burshtan	Small Cap Growth Portfolio	A
Ingrid S. Dyott	Guardian Portfolio Socially Responsive Portfolio	A A
Michael Foster	Balanced Portfolio Short Duration Bond Portfolio	A A
Richard Grau	Balanced Portfolio Short Duration Bond Portfolio	A A
Michael C. Greene	Mid Cap Intrinsic Value Portfolio	A
Brian Jones	Real Estate Portfolio	A
Sajjad S. Ladiwala	Guardian Portfolio Socially Responsive Portfolio	A A
Arthur Moretti	Guardian Portfolio Socially Responsive Portfolio	A A
Eli Salzmann	Large Cap Value Portfolio	A
Benjamin Segal	International Equity Portfolio	A
Steve Shigekawa	Real Estate Portfolio	A
Thomas Sontag	Balanced Portfolio Short Duration Bond Portfolio	A A
Mamundi Subhas	Guardian Portfolio Socially Responsive Portfolio	A A
Kenneth J. Turek	Balanced Portfolio Growth Portfolio Mid Cap Growth Portfolio	A A A
A = None; B = $1-$10,000; C = $10,001 - $50,000; D =$50,001-$100,000; E = $100,001-$500,000;         F = $500,001-$1,000,000; G = Over $1,000,001

Other Investment Companies or Accounts Managed
The investment decisions concerning each Fund and the other registered investment companies managed by NB Management, Neuberger Berman, and NBFI (collectively, “Other NB Funds”) have been and will continue to be made independently of one another.  In terms of their investment objectives, most of the Other NB Funds differ from the Funds.  Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ.  The investment results achieved by all of the registered investment companies managed by NB Management, Neuberger Berman and NBFI have varied from one another in the past and are likely to vary in the future. In addition, NB Management or its affiliates may manage one or more Other NB Funds or other accounts with similar investment objectives and strategies as the Funds that may have risks that are greater or less than such Funds.
There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by NB Management, Neuberger Berman or NBFI are contemporaneously engaged in purchasing or selling the same securities from or to third parties.  When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations. The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the Funds and accounts involved.  Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it.  In any case, it is the judgment of the Fund Trustees that the desirability of a Fund having its advisory arrangements with NB Management, Neuberger Berman or NBFI outweighs any disadvantages that may result from contemporaneous transactions.
The Funds are subject to certain limitations imposed on all advisory clients of NB Management, Neuberger Berman or NBFI, as applicable (including the Funds, the Other NB Funds and other managed accounts) and personnel of NB Management, Neuberger Berman and NBFI and their affiliates.  These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NB Management, Neuberger Berman and NBFI that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.
Codes of Ethics
The Funds, NB Management, Neuberger Berman and NBFI have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Funds’ Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the

SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
Management and Control of NB Management, Neuberger Berman and NBFI
NB Management, Neuberger Berman and NBFI are indirect subsidiaries of NBG.  The directors, officers and/or employees of NB Management and/or Neuberger Berman, who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman are: Joseph Amato and Robert Conti.  Mr. Amato is a Fund Trustee of the Trust and Mr. Conti is both a Fund Trustee and an officer of the Trust. The directors, officers and/or employees of NBFI who are deemed “control persons,” all of whom have offices at the same address as NBFI, are: Andrew Johnson and Bradley C. Tank.

The majority of NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team and certain of NBG’s key employees and senior professionals.

DISTRIBUTION ARRANGEMENTS
Balanced Portfolio, Growth Portfolio, Large Cap Value Portfolio and Short Duration Bond Portfolio offer one class of shares, known as Class I shares.  International Equity Portfolio, Real Estate Portfolio and Small Cap Growth Portfolio offer one Class of shares, known as Class S shares.  The International Equity Portfolio is closed to new participating life insurance companies and qualified pension and retirement plans, and is only offered to life insurance companies and qualified plans that participated in the Fund since July 31, 2006.  Guardian Portfolio, Mid Cap Growth Portfolio, Mid Cap Intrinsic Value Portfolio and Socially Responsive Portfolio offer two classes of shares, known as Class I and Class S shares.

Distributor
NB Management serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares.  Class I shares are offered on a no-load basis.  Class S shares are sold with a 0.25% distribution (12b-1) fee.
In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations.  Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means.  The Distributor is each Fund’s “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund’s shares without sales commission or other compensation (except for Class S) and bears all advertising and promotion expenses incurred in the sale of the Funds’ shares.  Shares of the Funds are continuously offered to variable annuity contracts or variable life insurance policies issued by participating insurance companies.

The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement with respect to the Fund’s Class I, as applicable, and Distribution and Shareholder Services Agreements with respect to Class S of the Fund, as applicable (“Distribution Agreements”).   The Distribution Agreements continue until October 31, 2014. The Distribution Agreements may be renewed annually with respect to a Fund if specifically approved by (1) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.
Additional Payments to Financial Intermediaries
NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares.
Such payments (often referred to as revenue sharing payments) are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing NB Management personnel to attend conferences.  NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.
In addition, NB Management may pay for: placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.  Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.
The level of such payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof.  The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.
Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.
In addition to the compensation described above, the Funds and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”).  Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services.  Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.
NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries.  To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Funds with respect to those assets.

Distribution Plan (Class I Only)
The Trust, on behalf of Balanced Portfolio, Growth Portfolio, Guardian Portfolio, Mid Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Intrinsic Value Portfolio, Short Duration Bond Portfolio and Socially Responsive Portfolio a has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class I of each Fund.   The Plan provides that the administration fee received by NB Management from each of the Funds may be used by NB Management to reimburse itself for expenses incurred in connection with the offering of a Fund’s shares.  Specifically, NB Management may reimburse itself for the expenses of printing and distributing any prospectuses, reports and other literature used by NB Management, and for advertising, and other promotional activities.
Under the Plan no separate payment is required by a Fund, it being recognized that each Fund presently pays, and will continue to pay, an administration fee to NB Management.  To the extent that any payments made by a Fund to NB Management, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1 under the 1940 Act, those payments are authorized under the Plan.
Distribution Plan (Class S)
The Trust, on behalf of Guardian Portfolio, International Equity Portfolio, Mid Cap Growth Portfolio, Real Estate Portfolio, Mid Cap Intrinsic Value Portfolio, Small Cap Growth Portfolio and Socially Responsive Portfolio has also adopted has also adopted a Plan with respect to Class S of each Fund.  The Plan provides that the Funds will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Class S shares, and ongoing services to Class S investors in the Funds. Under the Plan, NB Management receives from the Funds a fee at the annual rate of 0.25% of that Fund’s average daily net assets attributable to Class S shares (without regard to expenses incurred by Class S shares).  NB Management may pay up to the full amount of this fee to third parties that make available Fund shares and/or provide services to the Fund’s and their Class S shareholders.  The fee paid to a third party is based on the level of such services provided.  Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.
Services may include, among other things: teleservicing support in connection with the Funds; delivery and responding to inquires with regard to Fund prospectuses and/or SAIs, reports, notices, proxies and proxy statements and other information respecting the Funds (but not including services paid for by the Trust such as printing and mailing); facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of Trust shareholders; maintenance of Variable Contract records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust, or its transfer agent as may be reasonably requested; provision of support services including providing information about the Trust and its Funds and answering questions concerning the Trust and its Funds, including questions respecting Variable Contract owners’ interests in one or more Funds; provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Trust including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.
The amount of fees paid by the Funds during any year may be more or less than the cost of distribution and other services provided to that Fund and its investors.  FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid.  The Plan complies with these rules.
The Table below sets forth the amount of fees accrued for the Fund and Class indicated below:
Fund and Class	2014	2013	2012
Guardian - Class S	$180,035	$191,858	$174,880
International Equity - Class S	$173,374	$50,710	$49,855
Mid Cap Growth - Class S	$330,092	$271,502	$207,750
Mid Cap Intrinsic Value - Class S	$157,307	$149,693	$134,512
Small Cap Growth - Class S	$45,650	$43,078	$39,731
Socially Responsive - Class S	$196,626	$187,805	$179,720

Distribution Plan (Class I and Class S)
Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.
Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of the Plans and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Funds and their shareholders.  To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses.
Each Plan is renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  The Plans may not be amended to (i) authorize direct payments by a Fund to finance any activity primarily intended to result in the sale of shares of that Fund or (ii) increase materially the amount of fees paid by any class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above.  A Plan is terminable with respect to a class of a Fund at any time by a vote of a majority of the Rule 12b‑1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

From time to time, a Fund may be closed to new investors.  Because the Plan for Class S shares of the Funds pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.
ADDITIONAL PURCHASE INFORMATION
Share Prices and Net Asset Value
Each Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share.  The NAV for each Class of a Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets).  Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent.
Each Fund calculates its NAV as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) each day the NYSE is open; however, Short Duration Bond Portfolio will not calculate its NAV on Columbus Day and Veterans Day, even if the NYSE is open, when fixed income securities generally will not be traded on those days.  Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.
A Fund uses one or more independent pricing services approved by the Board of Trustees to value its equity portfolio securities (including options, other instruments for which market quotations are readily available and securities issued by ETFs). The independent pricing service values equity portfolio securities (including options and securities issued by ETFs) listed on the NYSE, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security or other instrument on a particular day, the independent pricing service may value the security or other instrument based on market quotations.
A Fund uses one or more independent pricing services approved by the Board of Trustees to value its debt portfolio securities and certain other instruments. Valuations of debt securities and certain other instruments (other than short-term securities) provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value.

NB Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
If a valuation for a security is not available from an independent pricing service or if NB Management believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. A Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.
The value of a Fund's investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.
If, after the close of the principal market on which a security is traded and before the time a Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of that security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.
The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE to assist in determining prices for certain foreign income securities.  In the case of both foreign income and foreign equity securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of a Fund may be significantly affected on days when shareholders do not have access to that Fund.

Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
ADDITIONAL REDEMPTION INFORMATION
Suspension of Redemptions
The right to redeem a Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE or the bond market is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which d it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of a Fund’s shareholders.  Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist.  If the right of redemption is suspended, shareholders may withdraw their offers of redemption or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.
Redemptions in Kind
Each Fund reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above.  Further, each Fund may make payment in whole or in part in securities if a redeeming shareholder so requests.  If payment is made in securities, a shareholder or institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold.  The Funds do not redeem in kind under normal circumstances, but would do so in the circumstances described above in accordance with procedures adopted by the Board.
DIVIDENDS AND OTHER DISTRIBUTIONS
Each Fund distributes to its shareholders (primarily insurance company separate accounts and qualified retirement plans “Qualified Plans”) substantially all of the net investment income it earns and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions it realizes that are allocable to the Class.  Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on each Business Day.  A Fund’s net investment income consists of all income accrued on its assets less accrued expenses, but does not include net realized or unrealized net capital and foreign currency gains or losses.  Net investment income and realized gains and losses are reflected in a Fund’s NAV until they are distributed.  Each Fund normally pays dividends from net investment income and distributions of net realized capital gains and net realized gains from foreign currency transactions, if any, once annually, in October.

ADDITIONAL TAX INFORMATION
Subchapter M
To qualify (in the case of Real Estate Portfolio) or continue to qualify for treatment as a RIC under the Code, each Fund -- which is treated as a separate corporation for federal tax purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies (“Qualifying Other Income”) and (b) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and
(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTP.
Each Fund intends to satisfy the Distribution Requirement, the Income Requirement, and the RIC Diversification Requirements. By doing so and thus qualifying for treatment as a RIC, each Fund will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for treatment as a RIC for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and RIC Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either RIC Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then, (a) it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (b) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits, and (c) most importantly, each Separate Account (defined below)

invested therein would fail to satisfy the diversification requirement under section 817(h) of the Code described in the following sub-section, with the result that the variable contracts supported thereby would no longer be eligible for tax deferral.  In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
Section 817(h)
The Funds serve as the underlying investments for variable contracts issued through segregated asset accounts (i.e., separate accounts) of life insurance companies (each, a “Separate Account”). Section 817(h) of the Code imposes certain diversification requirements, described in the following paragraphs, on the assets of Separate Accounts that fund variable contracts (and because each Fund is a “Closed Fund,” as defined below, the assets of the Fund) (“Section 817 Diversification Requirements”), which are in addition to the diversification requirements imposed on the Funds by the 1940 Act and the RIC Diversification Requirements. For purposes of the Section 817 Diversification Requirements, a Separate Account investing in shares of a RIC may “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the RIC’s shares are generally held only by Separate Accounts, the fund manager in connection with the creation or management of a fund, and certain other permitted investors (a “Closed Fund”). Each Fund intends to comply for its current and future taxable years with the Section 817 Diversification Requirements.
Section 817(h)(2) provides, as a “safe harbor,” that a Separate Account that funds variable contracts is treated as meeting the Section 817 Diversification Requirements if, as of the close of each calendar quarter, the assets in the account meet the RIC Diversification Requirements and no more than 55% of those assets consist of cash, cash items, Government securities, and securities of other RICs. The Treasury Regulations amplify the Section 817 Diversification Requirements and provide that a Separate Account will be deemed adequately diversified if , as of the end of each calendar Quarter (or within 30 days thereafter), (1) no more than 55% of the value of the account’s total assets is represented by any one investment, (2) no more than 70% of that value is represented by any two investments, (3) no more than 80% of that value is represented by any three investments, and (4) no more than 90% of that value is represented by any four investments. For those purposes, all securities of the same issuer are treated as a single investment, but each Government agency or instrumentality is treated as a separate issuer.
If a Separate Account on which a variable contract is based is not “adequately diversified” for a calendar quarter, then (1) the variable contract would not be treated as a life insurance contract or annuity contract under the Code for that quarter and all subsequent periods and (2) the holder of the contract would be required to include in gross income, as ordinary income, “the income on the contract” for each taxable year. Further, the income on such a variable contract that is a life insurance contract for all prior taxable years would be treated as received or accrued during the taxable year of the holder in which the contract ceased to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is generally the excess of (a) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year over (b) the premiums paid under the contract during the taxable year. In addition, if a Fund does not constitute a Closed Fund, the holders of the variable contracts that invest in the Fund through a Separate Account would be treated as owners of the Fund shares and subject to tax on distributions made by the Fund.

Each Fund other than Real Estate Portfolio has been, and all Funds will be, managed with the intention of complying with all the foregoing diversification requirements. It is possible that, in order to comply with those requirements, less desirable investment decisions may be made that would affect the investment performance of the Funds.
Tax Aspects of the Investments
Dividends and interest received, and capital gains realized by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
The Equity Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in each Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, it would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive a distribution of those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each Fund may elect to include in gross income (and treat as ordinary income) for each taxable year the excess, if any, of the fair market value of its PFIC stock over its adjusted basis therein as of the end of that year (“marking-to-market”).  Pursuant to the election, a deduction (as an ordinary, not a capital, loss) also would be allowed for the excess, if any, of a Fund’s adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election.  The adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Any gain on the sale of PFIC stock subject to a mark-to-market election would be treated as ordinary income.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign issuer’s shares, to ascertain whether the issuer is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Funds generally will seek to minimize their investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that any of the Funds will be able to do so.
Each Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, a Fund must include in gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income each taxable year any increase for that year in the net principal value of each inflation-indexed security it holds, even though it does not receive cash representing the increase until the security matures. Because a Fund annually must distribute substantially all of its investment company taxable income (including accrued OID and other non-cash income) to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Each Fund may invest in ownership units (i.e., limited partnership interests) in MLPs, which generally are classified as partnerships for federal tax purposes.  Most MLPs in which the Funds may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income under the Income Requirement.  If a Fund invests in an MLP, or an ETF organized as a partnership, that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as Qualifying Other Income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company.
Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REIT to be a taxable mortgage pool (“TMP”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, in 2006 the U.S. Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their unrelated business taxable income “UBTI”) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 35%) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including Qualified Plans, individual retirement accounts, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  The Funds will not invest directly in REMIC residual interests and do not intend to invest in REITs that, to their knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

FUND TRANSACTIONS
In effecting securities transactions, the Funds seek to obtain the best price and execution of orders.  Affiliates of NB Management are permitted to act as brokers for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”).
Purchases and sales of certain debt securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.
For Fund transactions which involve securities traded on the OTC market, the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.  Loans will be purchased in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, the Manager may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of loans.

During the years ended December 31, 2014, 2013, and 2012, Balanced Portfolio paid total brokerage commissions of $7,051, $5,981, and $7,357, respectively, of which $0, $0, and $0, respectively, was paid to Neuberger Berman.  During the fiscal year ended December 31, 2014, transactions in which the corresponding series used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by it during the year ended December 31, 2014. 100% of the $7,051 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $12,124,117) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2014, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Bank of America Securities LLC, Citigroup Global Markets, Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., J.P. Morgan Stanley & Co., Inc. and Wells Fargo Brokerage Services, LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Bank of America Securities Inc., $49,597; Citigroup Global Markets, Inc., $253,047; Goldman Sachs & Co., $264,322; J.P. Morgan Chase & Co., Inc., $289,377; Morgan Stanley & Co., Inc., $33,009 and Wells Fargo Brokerage Services, LLC, $294,456.
During the years ended December 31, 2014, 2013, and 2012, Growth Portfolio paid total brokerage commissions of $5,852, $5,169, and $5,085, respectively, of which $0, $0, and $0 respectively, was paid to Neuberger Berman.  During the fiscal year ended December 31, 2014, transactions in which the corresponding series used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by it during the year ended December 31, 2014. 100% of the $5,852 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $10,030,153) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2014, the Fund did not acquire or hold any securities of its regular broker-dealers.
During the years ended December 31, 2014, 2013, and 2012, Guardian Portfolio paid total brokerage commissions of $40,227, $31,165, and $43,340, respectively, of which $0, $0, and $0, respectively, was paid to Neuberger Berman.  During the fiscal year ended December 31, 2014, transactions in which the corresponding series used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by it during the year ended December 31, 2014. 100% of the $40,227 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $82,182,299) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2014, the Fund did not acquire or hold any securities of its regular broker-dealers.
During the years ended December 31, 2014, 2013, and 2012, International Equity Portfolio paid total brokerage commissions of $62,560, $18,483, and $21,162, of which, $0, $0, and $0, respectively, was paid to Neuberger Berman. During the fiscal year ended December 31, 2014, transactions in which the corresponding series used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by it during the year ended December 31, 2014. 100% of the $62,560 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $96,795,052) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2014, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Barclay Capital Inc.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Barclay Capital Inc., $944,043.
During the years ended December 31, 2014, 2013, and 2012, Large Cap Value Portfolio paid total brokerage commissions of $105,519, $139,530, and $125,445, respectively, of which $0, $0, and $0, respectively, was paid to Neuberger Berman. During the fiscal year ended December 31, 2014, transactions in which the corresponding series used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by it during the year ended December 31, 2014. 100% of the $105,519 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $176,729,126) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2014, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Citigroup Global Markets, Inc., Goldman Sachs & Co., J.P. Morgan Stanley & Co., Inc. and Wells Fargo Brokerage Services, LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Citigroup Global Markets, Inc., $1,238,632; Goldman Sachs & Co., $2,186,402; J.P. Morgan Chase & Co., $3,238,140; Morgan Stanley & Co., $1,778,243; and Wells Fargo Brokerage Services, LLC, $743,524.
During the years ended December 31, 2014, 2013, and 2012, Mid Cap Growth Portfolio paid total brokerage commissions of $145,023, $201,585, and $219,248, respectively, of which $0, $0, and $0, respectively, was paid to Neuberger Berman.  During the fiscal year ended December 31, 2014, transactions in which the corresponding series used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by it during the year ended December 31, 2014. 100% of the $145,023 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $245,697,564) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2014, the Fund did not acquire or hold any securities of its regular broker-dealers.
During the years ended December 31, 2014, 2013, and 2012, Mid Cap Intrinsic Value Portfolio paid total brokerage commissions of $92,114, $99,092, and $103,507, respectively, of which $0, $0, and $0, respectively, was paid to Neuberger Berman.  During the fiscal year ended December 31, 2014, transactions in which the corresponding series used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by it during the year ended December 31, 2014. 100% of the $92,114 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $94,216,310) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2014, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): State Street Bank & Trust Co.; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: State Street Bank & Trust Co., $3,171,400.
During the years ended December 31, 2014, 2013, and 2012, Short Duration Bond Portfolio paid total brokerage commissions of $0, $0, and $0, respectively.  During the fiscal year ended December 31, 2014, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Bank of America Securities LLC, Citigroup Global Markets, Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co., J.P. Morgan Chase & Co., Inc., Morgan Stanley & Co., Inc. and Wells Fargo Brokerage Services, LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Bank of America Securities LLC, $8,408,126; Citigroup Global Markets, Inc., $8,855,933; Credit Suisse Securities (USA) LLC, $1,959,888; Deutsche Bank Securities Inc., $2,157,476; Goldman Sachs & Co., $10,528,933; J.P. Morgan Chase & Co., $12,631,106; Morgan Stanley & Co., Inc., $1,307,258 and Wells Fargo Brokerage Services, LLC $11,609,767.
During the years ended December 31, 2014, 2013, and 2012, Small Cap Growth Portfolio paid total brokerage commissions of $115,512, $111,164, and $111,676, of which, $0, $0, and $0, respectively, was paid to Neuberger Berman. During the fiscal year ended December 31, 2014, transactions in which the corresponding series used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by it during the year ended December 31, 2014. 100% of the $115,512 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $113,705,041) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2014, the Fund did not acquire or hold any securities of its regular broker-dealers.
During the years ended December 31, 2014, 2013, and 2012, Socially Responsive Portfolio paid total brokerage commission of $143,529, $84,905, and $96,831, respectively, of which $0, $0, and $0, respectively, was paid to Neuberger Berman.  During the fiscal year ended December 31, 2014, transactions in which the corresponding series used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by it during the year ended December 31, 2014. 100% of the $143,529 paid to other brokers by the Fund during that fiscal year (representing commissions on transactions involving approximately $267,643,170) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2014, the Fund did not acquire or hold any securities of its regular broker-dealers.

 No data is available for Real Estate Portfolio because the Fund had not commenced operations as of the date of this SAI.
Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution.  Each Fund may use an Affiliated Broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers.  To the Funds’ knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NB Management expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).
Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, with respect to each Fund the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NB Management’s judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of a Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.
A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.
To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.
Under policies adopted by the Board of Trustees, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board of Trustees who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.
A committee comprised of officers of NB Management and/or employees of Neuberger Berman or NBFI who are portfolio managers of the Fund and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s or NBFI’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers.  Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.
The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Funds by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and, in some cases, by Neuberger Berman or NBFI in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman or NBFI from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.
In certain instances, the Manager may specifically allocate brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.

Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by a Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.
A Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NB Management (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.
Portfolio Turnover
A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options whose maturity or expiration date at the time of acquisition was one year or less), by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.
Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the Manager’s investment outlook, as well as changes in mortgage dollar roll transaction value.
Proxy Voting
The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds’ portfolios.  Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders.  The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.
NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds.  The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.  In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.
For socially responsive clients, NB Management has adopted socially responsive voting guidelines.  For non-socially responsive clients, NB Management’s guidelines adopt the voting recommendations of Glass Lewis for their respective investment advisory clients.  NB Management retains final authority and fiduciary responsibility for proxy voting.  NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.
In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall:  (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-800-877-9700 (toll-free) or by visiting www.nb.com or the website of the SEC, www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE
Portfolio Holdings Disclosure Policy
The Funds prohibit the disclosure of information about their portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NB Management (the “Potential Recipients”) unless such disclosure is consistent with a Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).
NB Management and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Funds with a specific business reason to know the portfolio holdings of a Fund (e.g., securities lending agents) (the “Allowable Recipients”).  As such, certain procedures must be adhered to before the Allowable

Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.”  NB Management may determine to expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NB Management’s legal and compliance department.  These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NB Management or any affiliated person of either NB Management or a Fund, on the other, by creating a review and approval process of potential recipients of portfolio holdings, which seeks to ensure that disclosure of information about a Fund’s portfolio securities is in the best interests of the Fund and its shareholders.
Portfolio Holdings Disclosure Procedures
Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.
Neither the Funds, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Chief Compliance Officer shall report any material issues that may arise under these policies to the Board of Trustees.
Pursuant to a Code of Ethics adopted by the Funds, NB Management and Neuberger Berman (“NB Code”), NBFI, Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Funds’ shareholders.  The NB Code also prohibits any person associated with the Funds, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Funds from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.
Portfolio Holdings Approved Recipients
The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to its being made public with the following Approved Recipients:
State Street Bank and Trust Company (“State Street”). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.
Securities Lending Agent. Each Fund may enter into a securities lending agreement under which the Fund loans securities to a counter party as a principal borrower or lending agent. Those principal borrowers or agents may receive each Fund’s portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund may pay a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Funds.  The Funds may also disclose portfolio holdings information prior to its being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms, pricing vendors and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.
In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger Berman.  Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose.  FactSet receives reasonable compensation for its services.
The Funds may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a corporate action service provider, ISS, although they typically receive holdings information after that information is already public.
In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.
Rating, Ranking and Research Agencies.  Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  Each Fund provides its complete portfolio holdings to: Vestek each day, Lipper, a Reuters company, on the sixth business day of each month, Bloomberg and Morningstar on the sixth business day of each month, with a one month delay (but if a Fund posts its holdings quarterly, it provides its holdings on a quarterly basis) and RiskMetrics on the sixth business day of each month (holdings that are sent are on a two-month delay).  No compensation is received by any Fund, NB Management, Neuberger Berman, NBFI or any other person in connection with the disclosure of this information.  NB Management either has entered into or expects shortly to enter into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.
REPORTS TO SHAREHOLDERS
Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund.  Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.
ORGANIZATION, CAPITALIZATION AND OTHER MATTERS
Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994, which was amended and restated March 27, 2014.  The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund.  The Trust has thirteen separate operating series.  The Fund Trustees may establish additional portfolios or classes of shares, without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
Prior to September 26, 2008, Short Duration Bond Portfolio was named Lehman Brothers Short Duration Bond Portfolio.  Prior to May 1, 2007, the Fund was named Limited Maturity Bond Portfolio.  Prior to March 26, 2008, Small Cap Growth Portfolio was named Fasciano Portfolio. Prior to May 1, 2012, Large Cap Value Portfolio and Mid Cap Intrinsic Value Portfolio were named Partners Portfolio and Regency Portfolio, respectively.  Prior to May 1, 2013, International Equity Portfolio was named International Portfolio.
NB Management and Neuberger Berman and NBFI serve as investment manager and sub-advisers, respectively, to other mutual funds, and the investments for the Funds (through their corresponding series) are managed by the same portfolio managers who manage one or more other mutual funds, that have similar names, investment objectives and investment styles as each Fund and are offered directly to the public by means of separate prospectuses.  These other mutual funds are not part of the Trust.  You should be aware that each Fund is likely to differ from the other mutual funds in size, cash flow pattern, and certain tax matters, and may differ in risk/return characteristics.  Accordingly, the portfolio holdings and performance of the Funds may vary from those of the other mutual funds with similar names.
Description of Shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share).  Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class.  All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.
Shareholder Meetings. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds.  The Fund Trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 25%or more of the outstanding shares of that Fund entitled to vote at the meeting.  Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders of that Fund.
Certain Provisions of the Trust’s Trust Instrument. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation.  To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.
CUSTODIAN AND TRANSFER AGENT
Each Fund has selected State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111 as custodian for its securities and cash.  State Street also serves as each Fund’s transfer agent and shareholder servicing agent, administering purchases, redemptions and transfers of Trust shares and the payment of dividends and other distributions through its Boston Service Center.  All correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Each Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 as the Independent Registered Public Accounting Firm who will audit its financial statements.
LEGAL COUNSEL
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Shares of the Funds are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies (collectively, “Variable Contracts”) issued through separate accounts of life insurance companies (the “Life Companies”) and Qualified Plans.  As of April 1, 2015, the separate accounts of the Life Companies and Qualified Plans were known to the Board and the management of the Trust to own of record all shares of the Growth Portfolio, Guardian Portfolio, International Equity Portfolio, Mid Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Intrinsic Value Portfolio, Short Duration Bond Portfolio, Small Cap Growth Portfolio and Socially Responsive Portfolio of the Trust and approximately 99% of the shares of the Balanced Portfolio of the Trust.  There were no shareholders of the Real Estate Portfolio as of the same date.  A control person may be able to take actions regarding a Fund without the consent or approval of shareholders.

As of April 1, 2015, separate accounts of the following Life Companies and Qualified Plans owned of record or beneficially 5% or more of the shares of the following Funds:
Fund	Address	Percentage of Shares Held
BALANCED - CLASS I	NATIONWIDE INSURANCE CO C/O SECURITY BENEFIT LIFE INS IPO BOX 182029 COLUMBUS OH 43218	47.31%
	NATIONWIDE LIFE INSURANCE COMPANY (NWMF) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	18.97%
	NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY (NWVA-A) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.64%
GROWTH - CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCOUNT VL ATTN VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	43.37%
	NATIONWIDE LIFE INSURANCE COMPAN (NWVL12) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	24.23%
	AMERITUS LIFE INSURANCE CORP SEPARATE ACCOUNT LLVL ATTN VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	17.49%
	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCOUNT VA ATTN VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	7.64%
GUARDIAN - CLASS I	PRINCIPAL LIFE INSURANCE CO ATTN INDIVIDUAL ACCTING G-012-S41 711 HIGH ST DES MOINES IA 50392-9992	21.72%

Fund	Address	Percentage of Shares Held
	SECURITY BENEFIT LIFE 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	20.79%
	AMERITAS LIFE INSURANCE CORP CARILLON ACCOUNT ATTN VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	16.03%
	AMERITAS LIFE INSURANCE CORP CARILLON LIFE ACCOUNT ATTN VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	14.94%
	NATIONWIDE LIFE INSURANCE COMPANY (NWVL14) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.78%
	PRINCIPAL LIFE INSURANCE COMPANY ATTN INDIVIDUAL ACCTING G-012-S41 711 HIGH ST DES MOINES IA 50392-9992	5.52%
GUARDIAN - CLASS S	PHOENIX LIFE INSURANCE CO 15 TECH VALLEY DR STE 2 E GREENBUSH NY 12061-4137	87.73%
	PHOENIX LIFE INSURANCE CO 15 TECH VALLEY DR STE 2 E GREENBUSH NY 12061-4137	8.21%
INTERNATIONAL EQUITY - CLASS S	PRUDENTIAL FINANCIAL C/O PRUBENEFIT FUNDING - LAUREATE ATTN TERESITA BUSINELLI VP OPS 80 LIVINGSTON AVE BUILDING ROS 3 ROSELAND NJ 07068-1798	74.43%
	RIVERSOURCE LIFE INSURANCE COMPANY 222 AXP FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	22.27%
SHORT DURATION BOND - CLASS I	NATIONWIDE LIFE INSURANCE COMPANY (NWVAII) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	64.03%

Fund	Address	Percentage of Shares Held
	NATIONWIDE LIFE INSURANCE COMPANY (NWVA9) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	12.02%
MID CAP GROWTH - CLASS I	LINCOLN NATIONAL LIFE INS CO WELLS FARGO B SHARE EGMDB ACCT W ATTN MARGARET WALLACE 6H-02 1300 SOUTH CLINTON ST FORT WAYNE IN 46802-3506	60.40%
	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) ATTN ASHESH UPADHYAY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	9.68%
	AMERICAN GENERAL LIFE INSURANCE CO AIG INCOME ADVANTAGE 2727 ALLEN PKWY STE A HOUSTON TX 77019-2116	8.05%
	JEFFERSON NATL LIFE INSURANCE ATTN CARLA HIGGS - C1B SEPARATE ACCOUNTS 10350 ORMSBY PARK PLACE SUITE 600 LOUISVILLE KY 40223-6175	6.11%
	LINCOLN NATIONAL LIFE INSURANCE CO LN NY CHOICEPLUS 2 ACCESS I4L ATTN BRAD NEWNUM 6H-02 1300 SOUTH CLINTON ST FORT WAYNE IN 46802-3506	5.01%
MID CAP GROWTH - CLASS S	NEW YORK LIFE INSURANCE AND ANNUITY CORP (NYLIAC) ATTN ASHESH UPADHYAY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	98.02%
LARGE CAP VALUE - CLASS I	LINCOLN NATIONAL VARIABLE FBO VARIABLE ANNUITY ACCOUNT L MUTUAL FUND ADMIN AREA 6H-02 1300 SOUTH CLINTON ST FORT WAYNE IN 46802-3506	8.13%

Fund	Address	Percentage of Shares Held
	LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L MUTUAL FUND ADMIN ARES 6H-02 1300 SOUTH CLINTON ST FORT WAYNE IN 46802-3506	7.74%
	PRINCIPAL LIFE INSURANCE CO ATTN INDIVIDUAL ACCTING G-012-S41 711 HIGH ST DES MOINES IA 50392-9992	7.61%
	PRINCIPAL LIFE INSURANCE CO ATTN INDIVIDUAL ACCTING G-012-S41 711 HIGH ST DES MOINES IA 50392-9992	6.63%
	CG VARIABLE LIFE INSURANCE SEP I C/O LINCOLN LIFE FUND & VALUATIO 1300 SOUTH CLINTON ST MAIL STOP 4C01 FORT WAYNE IN 46802-3506	6.15%
	JEFFERSON NATIONAL LIFE INSURANCE ATTN CARLA HIGGS - C1B SEPARATE ACCOUNTS 10350 ORMSBY PARK PLACE SUITE 600 LOUISVILLE KY 40223-6175	6.03%
	LINCOLN NATIONAL LIFE INS CO WELLS FARGO B SHARE EGMDB ACCT W ATTN MARGARET WALLACE 6H-02 1300 SOUTH CLINTON ST FORT WAYNE IN 46802-3506	5.78%
	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCOUNT VL ATTN VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	5.24%
	SECURITY BENEFIT LIFE 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	5.18%
REAL ESTATE - CLASS S	NEUBERGER BERMAN MANAGEMENT INC ATTN CHENG LIU 399 PARK AVE FL 11 NEW YORK NY 10022-4609	100.00%
MID CAP INTRINSIC VALUE - CLASS I	LINCOLN NATIONAL LIFE INS CO WELLS FARGO B SHARE EGMDB ACCT W ATTN MARGARET WALLACE 6H-02 1300 SOUTH CLINTON ST FORT WAYNE IN 46802-3506	53.99%

Fund	Address	Percentage of Shares Held
	TIAA-CREF LIFE SEPARATE AC VA-1 OF TIAA-CREF LIFE INS CO 730 3RD AVE # 14/41 NEW YORK NY 10017-3206	18.92%
	NATIONWIDE LIFE INSURANCE COMPANY (NWVL14) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.71%
MID CAP INTRINSIC VALUE - CLASS S	OHIO NATIONAL LIFE INSURANCE COMPANY FOR THE BENEFIT OF ITS SEPERATE ACOUNTS 1 FINANCIAL WAY CINCINNATI OH 45242-5851	97.05%
SOCIALLY RESPONSIVE - CLASS I	NORTHWESTERN MUTUAL LIFE VARIABLE ANNUITY ACCOUNT B ATTN MUTUAL FUND ACCOUNTING 720 E WISCONSIN AVE MILWAUKEE WI 53202-4703	72.35%
	NATIONWIDE LIFE INSURANCE COMPANY (NWVAII) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.01%
SOCIALLY RESPONSIVE - CLASS S	SECURITY BENEFIT LIFE VARIFLEX Q NAVISYS 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	59.50%
	SECURITY BENEFIT LIFE INS CO FBO UNBUNDLED C/O VARIABLE ANNUITY DEPT 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	10.22%
	RIVERSOURCE LIFE INSURANCE COMPANY 222 AXP FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	9.92%
SMALL CAP GROWTH - CLASS S	NATIONWIDE LIFE INSURANCE COMPANY (NWVAII) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	20.92%

Fund	Address	Percentage of Shares Held
	PRINCIPAL LIFE INSURANCE CO ATTN INDIVIDUAL ACCTING G-012-S41 711 HIGH ST DES MOINES IA 50392-9992	17.10%
	JEFFERSON NATL LIFE INSURANCE ATTN CARLA HIGGS - C1B SEPERATE ACCOUNTS 10350 ORMSBY PARK PLACE SUITE 600 LOUISVILLE KY 40223-6175	11.92%
	NATIONWIDE LIFE INSURANCE COMPANY (NWVA9) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	10.43%
	NATIONWIDE LIFE INSURANCE COMPANY (NWVL14) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9.11%

These Life Companies are required to vote Fund shares in accordance with instructions received from owners of Variable Contracts funded by separate accounts with respect to separate accounts of these Life Companies that are registered with the Securities and Exchange Commission as unit investment trusts.

REGISTRATION STATEMENT
This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses.  The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C.  The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference and other information regarding the Funds.
Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete.  In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.
FINANCIAL STATEMENTS
Each Fund’s (other than the Real Estate Portfolio) audited financial statements, notes to the audited financial statements, and reports of the independent registered public accounting firm contained in each Fund’s Annual Report to the shareholders of the Trust for the fiscal year ended December 31, 2014 are incorporated by reference into this SAI .

Appendix A

Long-Term and Short-Term Debt Securities Rating Descriptions

Standard & Poor’s (“S&P”) Long-Term Issue Credit Ratings*:
The following descriptions of S&P’s long-term issue ratings have been published by Standard & Poor’s Financial Service LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.
The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.
However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.
Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
A-1

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have a lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*Plus (+) or Minus (-) – The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc.’s (“Moody’s”) Global Long-Term Rating Scale:

The following descriptions of Moody’s long-term obligation ratings have been published by Moody's Investors Service, Inc.
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
A-2

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings’ (“Fitch”) Corporate Finance Obligations – Long-Term Rating Scales:

The following descriptions of Fitch’s long-term corporate finance obligation ratings have been published by Fitch, Inc. and  Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.  For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).
CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’.  For issuers with an IDR below ‘CCC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CCC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the
A-3

obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of ‘RR2’ (superior recovery prospects given default).
CC – Very high levels of credit risk. ‘CC’ ratings indicate that substantial credit risk is present.  For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur.  For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.  For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).
C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), ‘RR5’ (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).
Defaulted obligations typically are not assigned 'RD’ or ‘D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
A-4

S&P’s Short-Term Issue Credit Ratings:
The following descriptions of S&P’s short-term issue credit ratings have been published by Standard & Poor’s Financial Service LLC.
A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or a long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
A-5

Moody’s Global Short-Term Obligation Rating Scale:
The following descriptions of Moody’s short-term obligation ratings have been published by Moody's Investors Service, Inc.
P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions of Fitch’s short-term obligation ratings have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C - High short-term default risk. Default is a real possibility.
RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-6